                             Note to Exhibit 10.18

     The following Lease Agreement is substantially identical in all material respects to two additional Lease Agreements except as follows:

--------------------------------------------------------------------------------
Aircraft (Tail No.)
--------------------------------------------------------------------------------
N588ML*

--------------------------------------------------------------------------------
N589ML

----------------------------------------------------------------------------
N590ML

--------------------------------------------------------------------------------

----------
* Filed document

                                                                   EXHIBIT 10.18

--------------------------------------------------------------------------------

                            LEASE AGREEMENT N588ML

                        dated as of September 21, 2000

                                    between

                FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION

                                Owner Trustee,

                                                   Lessor,

                                      and

                          MIDWAY AIRLINES CORPORATION

                                                   Lessee.

                         Covering One Canadair Regional
                           Jet Series 200 ER Aircraft
                           Registration Number N588ML
                       Manufacturer's Serial Number 7368


--------------------------------------------------------------------------------

This Lease Agreement is subject to a security interest in favor of Allfirst Bank, as Indenture Trustee, under the Trust Indenture and Security Agreement N588ML dated as of September 21, 2000, for the benefit of the holders of the Equipment Notes referred to in such Trust Indenture and Security Agreement. This Lease Agreement has been executed in counterparts. To the extent, if any, that this Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any jurisdiction), no security interest in this Lease Agreement may be created through the transfer or possession of any counterpart other than the counterpart containing the receipt therefor executed by Allfirst Bank, as Indenture Trustee, on the signature page thereof.

                               TABLE OF CONTENTS


                                                                                                               Page
Section 1.        Interpretation.............................................................................     1
         (a)      Definitions................................................................................     1
         (b)      References.................................................................................     1
         (c)      Headings...................................................................................     2
         (d)      Appendices, Schedules and Exhibits.........................................................     2

Section 2.        Delivery and Leasing of the Aircraft.......................................................     2
         (a)      Leasing of the Aircraft....................................................................     2
         (b)      Delivery and Acceptance of the Aircraft Under the Lease....................................     2

Section 3.        Term and Rent..............................................................................     2
         (a)      Term.......................................................................................     2
         (b)      Basic Rent.................................................................................     2
         (c)      Supplemental Rent..........................................................................     3
         (d)      Adjustments to Basic Rent, Etc.............................................................     3
         (e)      Manner of Payment..........................................................................     5
         (f)      Minimum Rent...............................................................................     6
         (g)      Rent Obligations Unconditional.............................................................     7

Section 4.        The Lessor's Representations and Warranties................................................     8

Section 5.        Possession, Operation and Use,
                  Maintenance Registration and Insignia......................................................     8
         (a)      General....................................................................................     8
         (b)      Possession.................................................................................     8
         (c)      Operation and Use..........................................................................    14
         (d)      Maintenance................................................................................    15
         (e)      Registration...............................................................................    16

Section 6.        Inspection.................................................................................    16

Section 7.        Replacement and Pooling of Parts; Alterations,
                  Modifications and Additions; Substitution of Engines.......................................    18
         (a)      Replacement of Parts.......................................................................    18
         (b)      Title to Parts.............................................................................    18
         (c)      Pooling or Parts Leasing...................................................................    19
         (d)      Alterations, Modifications and Additions...................................................    19
         (e)      Substitution of Engines....................................................................    20

Section 8.        Loss, Destruction or Requisition...........................................................    24
         (a)      Event of Loss with Respect to the Airframe.................................................    24
         (b)      Effect of Replacement......................................................................    25
         (c)      Effect of Termination Value Payment........................................................    26
         (d)      Conditions to Airframe Replacement.........................................................    26
         (e)      Non-Insurance Payments Received on Account of an Event of Loss.............................    29
         (f)      Requisition for Use........................................................................    30
         (g)      Certain Payments to be Held As Security....................................................    31

Section 9.        Insurance..................................................................................    31
         (a)      Public Liability and Property Damage Insurance.............................................    31
         (b)      Insurance Against Loss or Damage to the Aircraft and Engines...............................    32
         (c)      Additional Insureds; Loss Payment..........................................................    33
         (d)      Deductibles and Self-Insurance.............................................................    34
         (e)      Application of Hull Insurance Proceeds.....................................................    34
         (f)      Insurance for Own Account..................................................................    35
         (g)      Reports, etc...............................................................................    36
         (h)      Right to Pay Premiums......................................................................    36
         (i)      Spares Physical Damage Insurance...........................................................    37

Section 10.       Liens......................................................................................    37

Section 11.       Recordation and Further Assurances.........................................................    38
         (a)      Recordation of Lease.......................................................................    38
         (b)      Further Assurances.........................................................................    38
         (c)      Markings...................................................................................    38

Section 12.       Return of Aircraft and Records.............................................................    39
         (a)      Return of Aircraft.........................................................................    39
         (b)      Return of Other Engines....................................................................    39
         (c)      Fuel; Records..............................................................................    40
         (d)      Condition of Aircraft......................................................................    40
         (e)      Failure to Return..........................................................................    40
         (f)      Storage and Related Matters................................................................    41

Section 13.       Renewal Option and Purchase Options........................................................    41
         (a)      Renewal Terms..............................................................................    41
         (b)      Lessee's Purchase Options..................................................................    42
                  (i)      Rights to Purchase................................................................    42
                  (ii)     Option to Assume Equipment Notes..................................................    43
                  (iii)    Notice of Exercise of Option......................................................    43

Section 14.       Voluntary Termination for Obsolescence.....................................................    44
         (a)      Termination by Sale of Aircraft............................................................    44
         (b)      Payments Due Upon Sale of Aircraft.........................................................    45
         (c)      Preemptive Election by Lessor..............................................................    45
         (d)      Termination of Lease.......................................................................    46
         (e)      Effect of No Sale or Preemptive Delivery to Lessor.........................................    46
         (f)      No Duty on Part of Lessor..................................................................    47

Section 15.       Investment of Security Funds...............................................................    47

Section 16.       Events of Default..........................................................................    47

Section 17.       Remedies...................................................................................    50

Section 18.       Lessor's Right to Perform for the Lessee...................................................    54

Section 19.       Bankruptcy.................................................................................    54

Section 20.       Assignment: Benefit and Binding Effect.....................................................    54
         (a)      Assignment by the Lessee...................................................................    54
         (b)      Assignment by the Lessor...................................................................    55
         (c)      Benefit and Binding Effect.................................................................    55
         (d)      Sublessee's Performance and Rights.........................................................    55

Section 21.       Owner Trustee's Limitation on Liability....................................................    56

Section 22.       Certain Agreements of Lessee...............................................................    56

Section 23.       Miscellaneous..............................................................................    56
         (a)      Notices....................................................................................    56
         (b)      Counterparts...............................................................................    57
         (c)      Amendments.................................................................................    57
         (d)      Agreement to Lease.........................................................................    57
         (e)      Governing Law..............................................................................    57
         (f)      Severability...............................................................................    58
         (g)      Survival...................................................................................    59
         (h)      Article 2A.................................................................................    59

Appendix A     Definitions
Exhibit A      Form of Lease Supplement
Exhibit B      Certain Economic Information
Exhibit C-1    Basic Rent Payment Schedule
Exhibit C-2    Basic Rent Allocation Schedule
Exhibit D      Termination Values
Exhibit E      List of Countries
Exhibit F      Return Conditions
Exhibit G      Special Equity Amount

               THIS LEASE AGREEMENT N588ML, dated as of September 21, 2000, between FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Owner Trustee, the Lessor, and MIDWAY AIRLINES CORPORATION, a Delaware corporation, the Lessee.

                             W I T N E S S E T H:
                             -------------------


               WHEREAS, the Lessor intends to purchase the Aircraft pursuant to the terms of the Participation Agreement;

               WHEREAS, the Lessee desires to lease from the Lessor and the Lessor is willing to lease to the Lessee the Aircraft upon and subject to the terms and conditions of this Lease; and

               WHEREAS, the parties intend this Lease to constitute a true lease and not a security agreement;

               NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties do hereby agree as follows:

 Section 1.    Interpretation.
               --------------

               (a) Definitions.
                   -----------

               Capitalized terms used herein and defined in Appendix A shall, except as such definitions may be specifically modified in the body of this Lease for the purposes of a particular section, paragraph or clause, have the meanings given such terms in Appendix A and, unless otherwise specified, such meanings shall be equally applicable to both the singular and the plural forms of such terms.

               (b) References.
                   ----------

               References in this Lease to sections, paragraphs, clauses, appendices, schedules and exhibits are to sections, paragraphs, clauses, appendices, schedules and exhibits in and to this Lease unless otherwise specified. Paragraphs identified with a letter and clauses identified with a number or letter within a section may be referred to either by section reference (for example, this is Section l(b)) or by paragraph and clause reference (for example, this is also paragraph (b) of Section 1) with the same meaning.

               (c) Headings.
                   --------

               The headings of the various sections, paragraphs and clauses of this Lease and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

               (d) Appendices, Schedules and Exhibits.
                   ----------------------------------

               The appendices, schedules and exhibits hereto are part of this Lease.

 Section 2.    Delivery and Leasing of the Aircraft.
               ------------------------------------

               (a) Leasing of the Aircraft.
                   -----------------------

               Subject to the satisfaction or waiver of the conditions precedent stated in the Participation Agreement, the Lessor agrees to lease to the Lessee, and the Lessee agrees to lease from the Lessor, the Aircraft on the terms and conditions set forth herein, such leasing to be evidenced by the execution and delivery by the Lessor and the Lessee on the Delivery Date of a Lease Supplement.

               (b) Delivery and Acceptance of the Aircraft Under the Lease.
                   -------------------------------------------------------

               The Lessor hereby authorizes one or more persons designated by the Lessee as the authorized representative or representatives of the Lessor to accept delivery of the Aircraft from the Seller. By executing and delivering Lease Supplement No. 1, the Lessee confirms to the Lessor that the Lessee has duly and irrevocably accepted delivery of the Aircraft for all purposes of this Lease.

 Section 3.    Term and Rent.
               -------------

               (a) Term.
                   ----

               The Aircraft is leased for a Term which shall comprise the Basic Term and, at the option of the Lessee exercised in accordance with Section 13(a), one or more Renewal Terms. The Basic Term shall commence on the Delivery Date and continue through the Expiration Date; and each Renewal Term, if any, shall be for the applicable period provided in Section 13(a), except that the Term (including the Basic Term or any Renewal Term, as the case may be) shall end upon any earlier termination of this Lease according to its terms.

               (b) Basic Rent.
                   ----------

               The Lessee shall pay Basic Rent in consecutive installments on each Basic Rent Payment Date during the Basic Term, each such installment to be in an amount determined by multiplying Lessor's Cost by the percentage set forth in Exhibit C-1 for the applicable Basic Rent

Payment Date. The Lessee shall pay Basic Rent during a Renewal Term in the amounts and at the times provided in Section 13(a) for such Renewal Term. The parties hereto agree that, irrespective of the Lessee's payment obligations as shown on Exhibit C-1, the Lessee's liability on account of the use of the Aircraft during the Basic Term shall be that stated on Exhibit C-2.

               (c) Supplemental Rent.
                   -----------------

               The Lessee shall pay to the Lessor, or to whoever shall be entitled thereto, any and all Supplemental Rent when the same shall become due and owing. Without limiting the foregoing, the Lessee shall pay as Supplemental
Rent:

                         (i) to the Lessor, on demand, interest at the Past Due Rate on any part of any installment of Basic Rent not paid when due for the period for which the same shall be overdue;

                         (ii) to whoever shall have been entitled to receive the relevant payment of Supplemental Rent, on demand, interest at the Past Due Rate on any payment of Supplemental Rent (other than interest payable under this clause (ii)) not paid when due for the period for which the same shall be overdue;

                         (iii) to the Lessor, an amount equal to any Breakage
                    Cost as and when such amount is due and payable by the Lessor under the terms of the Indenture (except in the case of any prepayment pursuant to Section 2.12 of the Indenture); and

                         (iv) to the Lessor, an amount equal to any Increased Cost or other amount that the Lessor is obligated to pay pursuant to the Indenture, other than the principal of and interest on the Equipment Notes.

               The obligations of the Lessee to pay Supplemental Rent provided for in this Section 3(c) shall survive the expiration or other termination of this Lease.

               (d) Adjustments to Basic Rent, Etc.
                   -------------------------------

               All installments of Basic Rent remaining to be paid during the Basic Term shall be recalculated and adjusted, upwards or downwards as the case may be (and corresponding adjustments shall be made to the Basic Rent allocations set forth in Exhibit C-2, the EBO Amount and the Termination Values applicable during the remaining Basic Term) to maintain the Net Economic Return and, to the greatest extent consistent with such maintenance of such Net Economic Return, to minimize the net present value (calculated at a discount rate equal to the Applicable Rate or such other rate as may be specified by the Lessee to the Owner Participant) of the remaining Basic

Rent payments (or, if the Lessee shall have so specified to the Owner Participant, the remaining Basic Rent Payments to the EBO Date together with the EBO Amount), if:

                    (i) there shall be a refinancing or refunding of the debt evidenced by the Equipment Notes pursuant to Section 13.01 of the Participation Agreement; or

                    (ii) there shall be an adjustment of Termination Values as provided in Section 16 of the Tax Indemnity Agreement.

Adjustments to the installments of Basic Rent (expressed as percentages of Lessor's Cost) set forth in Exhibit C-1 to the Basic Rent allocations set forth in Exhibit C-2 and corresponding adjustments to the EBO Amount and the amounts of Termination Values (expressed as percentages of Lessor's Cost) set forth in Exhibit D shall be calculated by the Owner Participant in accordance with the terms of this Section 3(d), and the Owner Participant shall deliver to the Lessee, the Lessor and the Indenture Trustee schedules setting forth the revised EBO Amount and the revised percentages that the Owner Participant proposes to include in Exhibits C-1, C-2 and D, subject to review by the Lessee and verification as provided herein. In the event of a dispute regarding any such adjustment which is not resolved by agreement of the Lessee and the Owner Participant, the adjustments, at the request of the Lessee delivered to the Owner Participant within 30 days after receipt of the Owner Participant's proposed adjustments, shall be subjected to verification by a lease advisory firm or a nationally recognized firm of accountants to be selected by the Owner Participant and reasonably acceptable to the Lessee. The Owner Participant shall provide to such firm, but not, in any circumstances, to Lessee or any representatives of Lessee, on a confidential basis such information as such firm may reasonably require, including, without limitation, a true copy of this Lease and a full description of the methodology and assumptions employed by the Owner Participant in calculating the EBO Amount or Basic Rent payments and allocations or Termination Value set forth in Exhibits C-1, C-2 and D as in effect on the Delivery Date and a true copy of the calculations of the same performed by the Owner Participant at the time, to enable such firm to determine whether the adjustments proposed by the Owner Participant are mathematically accurate, apply the same methodology and assumptions (except to the extent changed by the events giving rise to such recalculation) as were employed in the calculations of the Basic Rent payments and allocations, EBO Amount and Termination Values in effect on the Delivery Date, and are otherwise in conformity with the provisions of this Lease. The Lessee and its financial advisors shall be entitled to submit such data and views as the Lessee may elect to such firm concerning the proposed adjustments. The firm shall be requested to deliver to each of the Owner Participant, the Lessee, the Lessor and the Indenture Trustee within 30 days after its appointment its determination as to the changes, if any, that are appropriate with respect to the adjustments proposed by the Owner Participant. The adjustments proposed by the Owner Participant, if not disputed by the Lessee as provided above, or the determination of the firm as provided above, as the case may be, shall be conclusive, final and binding upon the Lessor, the Lessee and the Owner Participant, and the EBO Amount and Exhibits C-1, C-2 and D shall be amended to reflect them. No dispute concerning any adjustment shall release the Lessee from its obligation to pay the EBO Amount or Basic Rent or Termination Value as then set forth in Exhibits C-1 and D. All reasonable fees and expenses payable to a firm pursuant to this paragraph shall be paid by the Lessee except that such fees and expenses shall be paid entirely by the Owner Participant if, as a result of changes determined by the firm, the net present value, discounted at the Applicable Rate or such other rate as the Lessee may have specified as provided above in this paragraph, of Basic Rent remaining to be paid is ten basis points (0.10%) or more lower than it would have been under the adjustments proposed by the Owner Participant.

               Any adjustments made pursuant to this Section 3(d) shall (i) be made so as to avoid characterization of this Lease as a "disqualified leaseback or long-term agreement" within the meaning of Section 467 of the Code and/or regulations thereunder (or any successor or relevant Code provision or regulations) and (ii) be in compliance with the requirements of Sections 4.02(5) and 4.07(l) of the Revenue Procedure 75-28 (or any successor relevant procedure), except to the extent that on the Delivery Date the Lease constituted such a "disqualified leaseback or long-term agreement" or was not in compliance with the revenue procedure referred to in clause (ii). Any adjustments made pursuant to this Section 3(d) as the result of refinancing or refunding of the debt evidenced by the Equipment Notes pursuant to Section 13.01 of the Participation Agreement shall be made solely to reflect the change, if any, in the interest rate resulting from the refinancing or refunding, as the case may be, as contemplated by, and consistent with, Section 467 of the Code. In addition, notwithstanding any other provisions herein, in no event shall the EBO Amount be adjusted to an amount that is less than the greater of (A) the adjusted Termination Value as of the applicable EBO Date, (B) the estimated fair market value of the Aircraft on the applicable EBO Date (as set forth in the appraisal received pursuant to Section 3.01(b)(xiii) of the Participation Agreement), and (C) the present value as of the applicable EBO Date of (x) the remaining scheduled Basic Rent through the end of the Basic Term plus (y) Estimated Value (as identified on Exhibit B) (the present value calculation described in this clause (C) shall utilize a semi-annual compounded discount rate no lower than the rate per annum identified on Exhibit B as the Compounded Discount Rate). All adjustments required pursuant to this Section 3(d) shall be set forth in a Lease Supplement or in an amendment to this Lease, and promptly after execution thereof by Lessor and Lessee, Lessee shall give a copy thereof to the Indenture Trustee. In connection with any such adjustment to Basic Rent payments pursuant to this Section 3(d), appropriate corresponding adjustments shall be made to the percentages set forth in Exhibit D in the columns with the headings "Deferred Basic Rent Amount" or "Prepaid Basic Rent Amount", as the case may be, and such corresponding adjustments shall also be set forth in such Lease Supplement or amendment to this Lease.

               (e) Manner of Payment.
                   -----------------

               All Rent payable by the Lessee to the Lessor hereunder shall be paid to the Lessor at its principal office at One Rodney Square, 920 King Street, Suite 102, Wilmington, Delaware, 19801, Attention: Corporate Trust Administration, or to such other address as the Lessor shall specify in a notice to the Lessee, in Dollars in immediately available funds, so that the Lessor receives the full amount of each payment not later than 11:00 a.m. Eastern Time on the due date thereof, except that the Lessor irrevocably directs the Lessee that so long as the Indenture shall not have terminated pursuant to its terms, all Rent payable to the Lessor (other than Excluded Payments) shall be paid to the Indenture Trustee, in the manner provided above, at its principal office as specified in
Section 12.01 of the Participation Agreement, or as the Indenture Trustee may otherwise direct by a notice delivered to the Lessee prior to the date of payment. If any Rent is due on a day that is not a Business Day, such Rent shall be paid on the next succeeding Business Day with the same force and effect as if paid on the scheduled date of payment and (if paid on such next succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of payment on such next succeeding Business Day; provided that, if by virtue of such extension such Rent will be paid in the next succeeding calendar month, such Rent shall be paid on the next preceding Business Day. Whether or not the Indenture remains in effect, Rent constituting Excluded Payments shall be paid directly to the Person entitled thereto in the manner and at or before the time specified above.

               (f) Minimum Rent.
                   ------------

               Anything herein to the contrary notwithstanding,

                         (i) each installment of Basic Rent, whether or not such installment has been adjusted pursuant to Section 3(d) and after giving effect to any adjustments pursuant to Exhibit C-2 or D, shall be in an amount which is at least equal to the amount of any principal of and interest on the Equipment Notes that falls due and is payable by the Lessor pursuant to the terms of the Indenture (other than by reason of acceleration of the Equipment Notes) on the date when such installment of Basic Rent is due, and

                         (ii) the EBO Amount and Termination Value, whether or
                    not the EBO Amount and Termination Value has been adjusted pursuant to Section 3(d) and after giving effect to any rights of the Lessee pursuant to Section 14(d) and the last two paragraphs of Section 17, shall be in an amount which (when taken together with any Basic Rent due and payable in connection therewith and after giving effect to any adjustments pursuant to Exhibit C-2 or D) is at least equal to, as of the applicable date of payment, the aggregate unpaid principal of and accrued interest on the Equipment Notes (other than overdue amounts attributable to an Indenture Event of Default not caused solely by an Event of Default).

The preceding sentence is intended solely to provide for, and to allocate as between the Lessor and the Lessee the risk of, the possibility of miscalculation by the Lessor and the Lessee of amounts of Rent which it is contemplated will be available to the Indenture Trustee, as the Lessor's security assignee under the Indenture, for application to the payment of amounts payable by the Lessor on the Equipment Notes. The Lessee does not guarantee, and nothing in this paragraph (f) shall be construed to be a guarantee by the Lessee, that the Lessor will repay any principal of or pay any premium or interest on any Equipment Notes or that the Indenture Trustee will, or will be able to, apply for such purposes any amount of Rent paid by the Lessee.

               (g) Rent Obligations Unconditional.
                   ------------------------------

               The Lessee's obligations to pay all Rent due and owing under the terms hereof shall be absolute and unconditional and shall not be affected by any circumstance whatsoever including, without limitation, (i) any setoff, counterclaim, recoupment or other right which the Lessee may have against the Lessor, the Owner Participant, the Indenture Trustee, the holders of the Equipment Notes or anyone else for any reason whatsoever, (ii) any defect in the title, airworthiness, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, the Aircraft, or any interference, interruption or cessation in or prohibition of the use or possession thereof by the Lessee for any reason whatsoever, including, without limitation, any such interference, interruption, cessation or prohibition resulting from the act of any governmental authority or any violation by the Lessor of Section 4 hereof,
(iii) any Liens, encumbrances or rights of others with respect to the Aircraft,
(iv) the invalidity or unenforceability or lack of due authorization or other infirmity or disaffirmance of this Lease or any provision hereof or any other Operative Agreement or any lack of right, power or authority of the Lessor or the Lessee to enter into this Lease or any other Operative Agreement, (v) any insolvency, bankruptcy, reorganization or similar proceedings by or against the Lessee, or any other Person, or (vi) any other cause whether similar or dissimilar to the foregoing, any present or future law notwithstanding, it being the intention of the parties that all Rent payable by the Lessee hereunder shall continue to be payable in all events in the manner and at the times provided herein. Such Rent shall not be subject to any abatement and the payments thereof shall not be subject to any setoff or any reduction for any reason other than manifest error in the calculation thereof or the documentation of this Lease. To the extent permitted by Applicable Law, the Lessee waives any rights which it may now have or which may be conferred upon it by statute or otherwise to terminate, cancel, quit or surrender this Lease except in accordance with the terms hereof. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise except as specifically provided in Sections 8, 13, 14 and 17, Lessee nonetheless agrees to pay to Lessor an amount equal to the Rent payment at the time such payment would have become due and payable in accordance with the terms hereof had this Lease not been terminated in whole or in part. Subject to the following sentence, each payment of Rent made by Lessee to Lessor shall be final as to Lessor and Lessee and Lessee will not seek to recover all or any part of such payment of Rent for any reason whatsoever. Nothing herein shall be construed as a waiver by the Lessee of any claim it may have against any Person arising under any of the Operative Agreements or otherwise, including, without limitation, any claim that Rent payments demanded from or paid by the Lessee are or were not due, are or were erroneous or were paid under mistake or protest, or be construed as a limitation on any rights of the Lessee to assert any claim in any proceeding at law, in equity or otherwise against the Lessor or any other Person and to pursue and obtain relief on such claim in such manner as the Lessee shall deem appropriate other than by setoff against Rent payments due under the terms hereof.

Section 4.     The Lessor's Representations and Warranties.
               -------------------------------------------

               (a) THE LESSOR LEASES THE AIRCRAFT HEREUNDER "AS-IS", "WHERE IS" AND NEITHER THE LESSOR, TRUST COMPANY INDIVIDUALLY NOR THE OWNER PARTICIPANT SHALL BE DEEMED TO HAVE MADE, AND HEREBY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, CONDITION, VALUE, DESIGN, OPERATION, MERCHANTABILITY, COMPLIANCE WITH SPECIFICATIONS, CONSTRUCTION, PERFORMANCE OR FITNESS FOR USE OR FOR ANY PURPOSE OF THE AIRCRAFT OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON LIABILITY IN TORT, STRICT OR OTHERWISE, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE AIRCRAFT OR ANY PART THEREOF OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT OR ANY PART THEREOF, except that the Lessor warrants that on the Delivery Date the Lessor shall have received whatever title was conveyed to it by the Seller and the Lessor warrants that the Aircraft shall be free of Lessor's Liens during the Term.

               (b) The Lessor covenants that during the Term, as long as no Event of Default has occurred and is continuing, the Lessee's possession, use and quiet enjoyment of the Aircraft leased hereunder shall not be interrupted by the Lessor (or any Person lawfully claiming through the Lessor).

Section 5.     Possession, Operation and Use,
               Maintenance Registration and Insignia.
               -------------------------------------

               (a) General.
                   -------

               Except as otherwise expressly provided herein, the Lessee (and any Permitted Sublessee) shall be entitled during the Term to operate, use, locate, employ or otherwise utilize or not utilize the Airframe, Engines and Parts leased hereunder in any lawful manner or place in accordance with the Lessee's (or such Permitted Sublessee's) business judgment.

               (b) Possession.
                   ----------

               The Lessee shall not sublease, or otherwise in any manner deliver, relinquish or transfer possession of the Airframe or any Engine leased hereunder to any Person or install any Engine, or permit any Engine to be installed, on any airframe other than the Airframe, during the Term, without the prior consent of the Lessor, which consent may be withheld in its sole discretion, provided, however, that so long as (A) only in the case of clause
            --------  -------
(x) below, no Default of the type referred to in Section 16(a), (b), (f), (g) or
(h) hereof shall have occurred and be continuing, (B) no

Event of Default shall have occurred and be continuing, and (C) all approvals, consents or authorizations required from the Aeronautical Authority in connection with any such sublease or such delivery, transfer or relinquishment of possession have been obtained and remain in full force and effect, the Lessee (or, except in the case of clause (x) below, any Permitted Sublessee) may, without the prior consent of the Lessor:

               (i) enter into a charter or wet lease or other similar arrangement under which the Lessee (or such Permitted Sublessee) has operational control of the Airframe and any Engines installed thereon in the ordinary course of the Lessee's business (which shall not be considered a transfer of possession hereunder), provided that (x) the Lessee's obligations under this Lease and such Permitted Sublessee's obligations under the relevant Sublease shall continue in full force and effect notwithstanding any such charter or wet lease or other similar arrangement and (y) the transferee's rights shall be expressly subject and subordinate to the rights of the Lessor and the Indenture Trustee under the Operative Agreements;

               (ii) deliver possession of the Airframe or any Engine or any Part to the manufacturer thereof or to any organization for testing, service, repair, maintenance, overhaul work or other similar purposes or for alterations or modifications or additions required or permitted by the terms of this Lease;

               (iii) subject the Airframe and any Engines installed thereon to interchange agreements (provided that (w) such interchange agreement is applicable to other similar property owned by or leased to the Lessee and is customary in the airline industry and entered into by the Lessee in the ordinary course of its airline business, (x) any such interchange agreement with respect to the Airframe shall not result in the Lessee (or a Permitted Sublessee) being out of possession of the Airframe for a period of more than two (2) consecutive days at any one time; (y) such interchange agreement is entered into with a Permitted Sublessee; and (z) the party to such interchange agreement is not then subject to a proceeding or final order under applicable bankruptcy, insolvency or reorganization laws on the date such interchange agreement is entered into) or any Engine to interchange or pooling agreements or arrangements which are applicable to other similar property owned by or leased to the Lessee (or such Permitted Sublessee) and are customary in the airline industry and entered into by the Lessee (or such Permitted Sublessee) in the ordinary course of its airline business with any air carrier, provided, that (A) no such agreement
                                            --------
     or arrangement shall under any circumstances result in, contemplate or require the transfer of title to the Aircraft, Airframe or any Engine and
     (B) if the Lessor's title to any Engine shall nevertheless be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss with respect to such Engine as the case may be and the Lessee shall comply with Section 7(e) hereof in respect thereof;

               (iv)   install an Engine on an airframe owned by the Lessee
     (or such Permitted Sublessee) free and clear of all Liens except (A) Permitted Liens, (B) those which apply only to the engines (other than the Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to the aircraft as an entirety), and (C) those created by the rights of other air carriers under normal interchange or pooling agreements or other arrangements customary in the airline industry which do not contemplate, permit or require the transfer of title to such airframe or engines installed thereon;

               (v) install an Engine on an airframe, leased to the Lessee (or such Permitted Sublessee) or purchased by the Lessee (or such Permitted Sublessee) subject to a conditional sale or other security agreement, but only if (A) such airframe is free and clear of all Liens, except (i) the rights of the parties to such lease, or any such secured financing arrangement, covering such airframe and (ii) Liens of the type permitted by
     Section 5(b)(iv) and (B) Lessee (or such Permitted Sublessee) shall have received from the lessor, mortgagee, secured party or conditional seller, in respect of such airframe, a written agreement (which may be a copy of the lease, mortgage, security agreement, conditional sale or other agreement covering such airframe), whereby such Person agrees that it will not acquire or claim any right, title or interest in, or Lien on, such Engine by reason of such Engine being installed on such airframe at any time while such Engine is subject to this Lease (or, in the case of such Permitted Sublessee, the relevant Sublease) or is owned by Lessor;

               (vi)   install an Engine on an airframe, owned by the Lessee
     (or such Permitted Sublessee), leased by the Lessee (or such Permitted Sublessee) or purchased by the Lessee (or such Permitted Sublessee) subject to a conditional sale or other security agreement under circumstances where neither clause (iv) nor clause (v) above is applicable, provided that any
                                                             --------
     such installation (so long as the same shall be continuing) shall be deemed an Event of Loss with respect to such Engine and the Lessee shall comply with Section 7(e) hereof;

               (vii) transfer possession of the Airframe or Engine to the United States of America or any instrumentality thereof pursuant to the Civil Reserve Air Fleet Program (as established and administered pursuant to Executive

     Order 11490, as amended, as superseded by United States Executive Order No. 12656) or any similar or substitute program ("CRAF Program"), in which event Lessee (or such Permitted Sublessee) shall promptly notify Lessor and Indenture Trustee upon transferring possession of the Airframe or any Engine to the United States of America or any agency or instrumentality thereof pursuant to such program in writing of any such transfer of possession and, in the case of any transfer pursuant to the CRAF Program, in such notification shall identify by name, address and telephone numbers the Contracting Office Representatives of the Military Airlift Command of the United States Air Force to whom notices must be given and to whom requests or claims must be made to the extent applicable under the CRAF Program;

               (viii) transfer possession of the Airframe or any Engine to the United States of America, or to a foreign government, when required by Applicable Law in the circumstances referred to in clause (iv) or (v) of the definition of an Event of Loss (it being understood that nothing in this clause (viii) shall relieve the Lessee from its obligations under
     Section 8(a) if such transfer becomes an Event of Loss), in which event Lessee shall promptly notify Lessor in writing of any such transfer of possession;

               (ix)   Reserved;

               (x) subject to the provisions of this Section 5(b), enter into a sublease with respect to any Engine or the Airframe and Engines or engines then installed on the Airframe to any Permitted Sublessee if (A) Lessee shall provide written notice to Lessor, Owner Participant and Indenture Trustee at least 20 days prior to entering into any such sublease, (B) in any such case, the sublessee under such sublease is not subject to a proceeding or final order under applicable bankruptcy, insolvency or reorganization laws on the date such sublease is entered into, (C) in the event that the sublessee under such sublease is a foreign air carrier or Person based in a country other than the United States, the United States maintains normal diplomatic relations with the country in which such proposed sublessee is principally based at the time such sublease is entered into and (D) in the event that the sublessee under such sublease is a foreign air carrier or Person based in a country other than the United States, prior to the effectiveness of such sublease Lessor shall have received an opinion (in form and substance reasonably acceptable to Lessor) of counsel to Lessee (reasonably acceptable to Lessor) to the effect that (I) the terms of the proposed sublease will be legal, valid, binding and (subject to customary exceptions that are commonly accepted by aircraft financiers in such jurisdiction) enforceable against the proposed sublessee in the country in which the proposed sublessee is principally based, (II) there exist no possessory rights in favor of the sublessee under such sublease under the laws of such sublessee's country of domicile that would, upon bankruptcy or insolvency of or other default by the Lessee and assuming that at such time such sublessee is not insolvent or bankrupt, prevent the return or repossession of the Aircraft in accordance with and when permitted by the terms of Section 17(a) upon the exercise by Lessor of its remedies under
     Section 17(a), (III) the laws of such sublessee's country of domicile require fair compensation by the government of such jurisdiction payable in currency freely convertible into Dollars for the loss of use of or title to such Engine or the Aircraft in the event of the requisition by such government of such use or title (it being understood that in the event such opinion cannot be given in a form reasonably satisfactory to the Lessor and the Owner Participant, such opinion will be waived if insurance reasonably satisfactory to the Lessor and the Owner Participant is provided to cover such requisition), (IV) the laws of such sublessee's country of domicile would give recognition to Lessor's title to such Engine or the Aircraft and to the registry of such Engine or the Airframe in the name of Lessor (or Lessee, as "lessee", or the proposed sublessee, as appropriate), (V) all filings, if any, required to be made and necessary actions, if any, have been taken in such jurisdiction in connection with the execution of such sublease in order to protect the interest of Lessor in such Engine or the Aircraft have been made, (VI) it is not necessary for the Owner Participant, any Noteholder or Lessor to register or qualify to do business in such jurisdiction, if not already so registered or qualified, as a result, in whole or in part, of the proposed sublease, (VII) the agreement of such Permitted Sublessee that its rights under the sublease are subject and subordinate to all the terms of this Lease is enforceable against such Permitted Sublessee under Applicable Law of such country, and (VIII) there is no tort liability for owners not in possession of aircraft in such country more onerous than under the laws of the United States or any state thereof (it being agreed that in the event such opinion cannot be given in a form reasonably satisfactory to the Lessor and the Owner Participant, such opinion will be waived if insurance reasonably satisfactory to the Lessor and the Owner Participant is provided to cover the risk of such tort liability); provided that no such sublease shall be made to a Permitted
                 --------
     Sublessee of the type described in clause (b) of the definition thereof that is not domiciled in the United States or of the type described in clause (b) of the definition of Permitted Air Carrier or to any tax exempt entity within the meaning of Section 168(h) of the Code prior to the end of the Recovery Period, unless the Lessee prepays on a lump sum basis any liability due under the Tax Indemnity Agreement as a result of such sublease based upon the assumption that such sublease will continue for the full term of such sublease;

provided that (1) the rights of any transferee who receives possession by reason
--------
of a transfer permitted by this Section 5(b) (other than by a transfer of an Engine which is deemed an Event of Loss) shall be subject and subordinate to all the terms of this Lease; (2) the Lessee shall remain primarily liable hereunder for the performance of all the terms and conditions of this Lease and all of the terms and conditions of this Lease and the other applicable Operative Agreements shall remain in effect; (3) no sublease or transfer of possession otherwise in compliance with this Section 5(b) shall (A) result in any registration or re-registration of the Aircraft except to the extent permitted by Section 5(e) or the maintenance, operation or use thereof except in compliance with Sections 5(c) and 5(d), (B) permit any action not permitted to the Lessee hereunder, (C) extend beyond the end of the Term (except to the extent that the Lessee shall have irrevocably committed to exercise a purchase option in accordance with the terms hereof) or (D) contain any purchase option exercisable at an earlier date or at a lower price than such date or price, as the case may be, as permitted under Section 13(b) hereof; (4) if any such sublease or transfer of possession shall, in the reasonable opinion of the Owner Participant, result in any risk of adverse tax consequences, the Lessee shall, prior to entering into the same, provide an indemnity satisfactory in form and substance to the Owner Participant against any such adverse tax consequences; (5) the Lessee shall provide evidence reasonably satisfactory to Lessor, the Indenture Trustee and Owner Participant that the insurance required by Section 9 remains in effect and for the purpose of Lessor's, the Noteholders and Owner Participant's review of such insurance requirements, the Lessee shall, at least five (5) days prior to the date of any sublease permitted under this Section 5(b), provide to Lessor, Noteholders and Owner Participant, forms of the broker's report and insurance certificates required by Section 9(g); (6) all necessary documents shall have been duly filed or recorded in applicable public offices and all other necessary action shall be taken as may be required to preserve the title of Lessor to the Airframe and Engines; and (7) Lessee shall reimburse Lessor, Owner Participant and Indenture Trustee, on an After Tax Basis, for all of their reasonable out-of-pocket costs and expenses (including, without limitation, reasonable counsel fees and disbursements) in connection with any such sublease or transfer.

          In the case of any sublease permitted under this Section 5(b), (i) if the term of such sublease exceeds one (1) year, the Lessee shall assign its rights thereunder to Lessor as collateral for its obligations hereunder, such assignment to be effected pursuant to an agreement in form and substance reasonably satisfactory to Lessor and duly filed or recorded in all applicable jurisdictions; provided that, such collateral assignment shall provide that
               -------- ----
payments due under such sublease shall only be paid by the Permitted Sublessee to the Lessor during the continuance of a Specified Default or an Event of Default; and (ii) the Lessee will include in such sublease appropriate provisions which (a) make such sublease expressly subject and subordinate to all of the terms of this Lease and the Indenture, including the rights of the Lessor and the Indenture Trustee to avoid such sublease in the exercise of their rights to repossession of the Airframe and Engines hereunder and thereunder; (b) expressly prohibit any further subleasing of the Airframe and Engines; (c) require that the Airframe and Engines be maintained in accordance with a maintenance program approved by the Aeronautical Authority applicable thereto;
(d) require the sublessee to comply with the terms of Section 9 hereof; (e) limit the term of such sublease (including renewal rights) to a period not beyond the end of the

Term unless the Lessee shall then have irrevocably committed to exercise a purchase option in accordance with the terms hereof; (f) require that the Airframe and Engines be used in accordance with the limitations applicable to the Lessee's possession and use provided in this Lease; (g) provide that the Aircraft will not be operated in any country with which the United States is then conducting ongoing hostilities; (h) not contain any purchase option in favor of the Permitted Sublessee or any other terms which would prohibit the Lessee from performing its obligations hereunder or prohibit the Lessor from exercising its rights and remedies hereunder and (i) shall include provisions for the maintenance, operation, possession and inspection of the Aircraft that are the same in all material respects as the applicable provisions of this Lease.

          Subject to the Lessee's obligations in paragraph (x) above, the Lessee shall (i) notify the Lessor at least 15 days prior to entering into any Sublease stating the name of the proposed Permitted Sublessee and providing a copy of the proposed Sublease, and (ii) deliver a copy of the executed Sublease promptly (but no later than 10 days) after execution thereof.

          The Lessor hereby agrees for the benefit of the lessor or secured party of any engine (other than the Engines) or of any airframe (other than the Airframe) leased to the Lessee or purchased by the Lessee subject to a conditional sale or other security agreement, which lease or conditional sale or other security agreement (in the case of any such airframe) also covers an engine or engines (other than the Engines) owned by the lessor under such lease or subject to a security interest in favor of the secured party under such conditional sale or other security agreement, that the Lessor will not acquire or claim, as against such lessor or secured party, any right, title or interest in any such engine as the result of such engine being installed on the Airframe at any time while such engine is owned by such lessor or is subject to such conditional sale or other security agreement or security interest in favor of such secured party; provided, however, that such agreement of the Lessor shall
                    --------  -------
not be for the benefit of any lessor or secured party of any airframe leased to the Lessee or owned or purchased by the Lessee subject to a conditional sale or other security agreement or for the benefit of any mortgagee of or any other holder of a security interest in an airframe owned by the Lessee, unless such lessor, conditional vendor, other secured party or mortgagee has agreed (which agreement may be contained in such lease, conditional sale or other security agreement or mortgage and may consist of a paragraph similar to this paragraph) that neither it nor its successors or assigns will acquire, as against the Lessor, any right, title or interest in an Engine as a result of such Engine being installed on such airframe.

           (c) Operation and Use.
               -----------------

          The Lessee shall not (and will not permit any Permitted Sublessee to) operate, use or locate the Airframe or any Engine, or suffer such Airframe or any Engine to be operated, used or located (i) in any area excluded from coverage by any insurance required by the terms of Section 9 hereof, except in the case of a requisition by the United States of America where the Lessee obtains (and provides evidence of) indemnity from the Government for the benefit of the Additional Insureds against substantially the same risks and for at least the amounts of the insurance required by Section

9 hereof covering such area, or (ii) outside the United States or Canada in any recognized or, in the Lessee's reasonable judgment, threatened area of hostilities unless covered by war risk insurance, or in either case unless the Airframe or such Engine is operated or used under contract with the Government under which contract the Government assumes liability for substantially the same risks in at least the same amounts as would be covered by such insurance. The Lessee shall not permit the Airframe or any Engine to be maintained, serviced, repaired, overhauled, used or operated during the Term in violation of any Applicable Law or in violation of any airworthiness certificate, rule, regulation, order, license or registration relating to the Aircraft or such Engines issued by any competent governmental authority, unless (i) the validity thereof is being contested in good faith and by appropriate proceedings which do not involve a non-de minimis danger of the sale, forfeiture or loss of the Airframe or such Engine or the interest of the Lessor, the Owner Participant and the Indenture Trustee therein or any risk of criminal liability or any material risk of civil liability against Lessor, the Owner Participant, the Indenture Trustee or any Noteholders, or (ii) it is not possible for the Lessee (or a Permitted Sublessee) to comply with the laws of a jurisdiction other than the United States (or other than any jurisdiction in which the Aircraft is then registered) because of a conflict with the applicable laws of the United States (or such jurisdiction in which the Aircraft is then registered), provided,
                                                                 --------
however, that actions taken under (i) and (ii) above will not result in the
-------
violation of any requirements of insurance pursuant to Section 9.

          (d) Maintenance.
              -----------

          The Lessee, at its own cost and expense, shall during the Term service, repair, maintain, overhaul and test the Aircraft, the Airframe and each Engine (and each engine that is not an Engine but is installed on the Aircraft) or cause the same to be done in accordance with (1)(i) a maintenance program approved by the Aeronautical Authority and (ii) maintenance standards required by, or substantially equivalent to those required by, the FAA or the central civil aviation authority of Canada, France, Germany, Japan, The Netherlands or the United Kingdom, and shall keep or cause to be kept the Aircraft, the Airframe and each Engine (or engine) in as good condition as originally delivered from the Manufacturer, ordinary wear and tear excepted, in accordance with all applicable FAA regulations for the Aircraft (including all FAA airworthiness directives applicable to the Aircraft), in accordance with all mandatory service bulletins and as required to keep all Manufacturer's or Engine Manufacturer's warranties in effect, in compliance with any requirements under the policies of insurance required by Section 9, and shall keep or cause to be kept the Aircraft, the Airframe and each Engine in such operating condition as may be necessary to enable all certificates, licenses, permits and authorizations required for the use and operation of the Aircraft and each Engine in the appropriate category for the nature of the operations of the Aircraft including the airworthiness certification of the Aircraft to be maintained in good standing at all times under the applicable rules and regulations of the Aeronautical Authority, except when aircraft of the same type, model or series as the Airframe (powered by engines of the same type as those with which the Airframe shall be equipped at the time of grounding) registered in the same country have been grounded by the Aeronautical Authority, provided, however, that if the airworthiness certificate of the Aircraft shall
--------  -------
be withdrawn, then, subject to Section 8 hereof, so long as the Lessee (or a

Permitted Sublessee) is taking or causing to be taken all necessary action to promptly correct the condition which caused such withdrawal, no Event of Default shall arise from such withdrawal and (2) except during periods when a Sublease is in effect, the same standards Lessee uses with respect to similar aircraft of similar size in its fleet operated (whether owned or leased) by Lessee in similar circumstances and during any period in which a Sublease is in effect, the same standards the Permitted Sublessee uses with respect to similar aircraft of similar size in its fleet and operated (whether owned or leased) by the Permitted Sublessee in similar circumstances and without in any way discriminating against the Aircraft by reason of its leased status. Nothing herein shall be deemed to prevent the Lessee (or a Permitted Sublessee) from taking the Aircraft out of service for maintenance or modifications permitted hereunder or storage in accordance with applicable Aeronautical Authority requirements, the manufacturer's recommended procedures and sound practice for such storage. The Lessee shall maintain or cause to be maintained all records, logs and other documents required by the Aeronautical Authority to be maintained in respect of the Aircraft in English in the manner as such Aeronautical Authority requires. Lessee further agrees that the Aircraft, Airframe and Engines will be maintained, used, serviced, repaired, overhauled or inspected in compliance with Applicable Law with respect to the maintenance of the Aircraft and compliance with each applicable airworthiness certificate, license and registration relating to the Aircraft, Airframe or any Engine issued by the Aeronautical Authority.

               (e)  Registration.
                    ------------

               Except as otherwise permitted by Section 4.02(b) of the Participation Agreement, or as otherwise required by the Transportation Code or rules, regulations, or orders promulgated thereunder, or to the extent that such registration cannot be effected or continued due to the Lessor's or the Owner Participant's failure to comply with the citizenship or other eligibility requirements for registration of commercial aircraft under the Transportation Code or any rule, regulation or order promulgated thereunder, the Aircraft shall be duly registered in the name of the Lessor under the Transportation Code at all times during the Term; provided that the Lessor shall execute and deliver
                           --------
all such documents as the Lessee may reasonably request for the purpose of effecting, continuing or (as provided in this Section 5(e) hereof and Section 4.02(b) of the Participation Agreement) changing such registration.

 Section 6.    Inspection.
               ----------

               At all times during the Term, but upon at least five Business Days' prior notice to the Lessee (unless an Event of Default shall have occurred and be continuing, in which event no prior written notice is required) and at a time and place reasonably acceptable to the Lessee, the Lessor, the Owner Participant, the Loan Participants and the Indenture Trustee or their authorized representatives (which may include the Manufacturer) may at their own expense (unless an Event of Default shall have occurred and be continuing, in which event the Lessee shall bear such expense) and risk conduct a visual walk-around inspection of the Aircraft (including on board inspection) and any Engine and may include inspection of areas exposed by any open panels, bays or the like, but shall not include opening any panels, bays or the like without the express written consent of an authorized employee of the Lessee (including a visual walk-around inspection of the Aircraft during any "C" check or other heavy maintenance) and may inspect the books and records of the Lessee relating to the operation and maintenance thereof and the Lessee shall provide copies of such books and records to the inspecting party or their authorized representatives at its or their reasonable request; provided that (a) any such inspection shall be
                                 --------
subject to the safety, security and workplace rules applicable at the location where such inspection is conducted and any applicable governmental rules or regulations, and (b) in the case of an inspection during a maintenance visit, such inspection shall not interfere with the normal conduct of such maintenance visit or extend the time required for such maintenance visit or, in any event, at any time interfere with the use or operation of the Airframe or any Engine or with the normal conduct of the Lessee's or a Permitted Sublessee's business.
All information obtained in connection with any such inspection shall be held confidential by the Lessor, the Indenture Trustee, the Owner Participant and the Noteholders and shall not be furnished or disclosed by them to anyone other than
(i) each other, their bank examiners, auditors, accountants, insurance advisors, agents and legal counsel, (ii) any prospective and permitted transferees of the Lessor, the Indenture Trustee, the Owner Participant or any Noteholder who agree to hold such information confidential and (iii) except as may be required by an order of any court or administrative agency or by any statute, rule, regulation or order of any governmental authority (or, in the case of any Noteholder, to any bank examiner or other regulatory personnel) or as may be necessary to enforce the terms of the Operative Agreements, provided, however, that the
                                               --------  -------
Lessor, the Owner Participant or the Loan Participants may during any time it is offering the Aircraft for sale make customary disclosures to prospective purchasers of the Aircraft or the Equipment Notes as to the then current flight and maintenance status of the Aircraft. The Lessor, the Owner Participant, the Indenture Trustee and the Loan Participants shall have no duty to make any such inspection and shall not incur any liability or obligation by reason of not making any such inspection.

          In addition to any inspection as provided hereunder, upon each request of Owner Participant or the Indenture Trustee to Lessee made by such Person not more than four times in a calendar year, Lessee will make available to Owner Participant or the Indenture Trustee, as the case may be, information with respect to the cycles and hours of operation of the Airframe and Engines and the status of the time controlled components of the Engines.

          If requested by Lessor, Owner Participant, any Noteholder or Indenture Trustee, Lessee shall provide, or shall cause any Permitted Sublessee to provide, the date (if then scheduled) upon which the Airframe undergoes its next scheduled major check and, with respect to any Engine, the next scheduled off the Airframe maintenance, and shall advise Lessor, Owner Participant, Indenture Trustee and the relevant Noteholder of the name and location (if then known) of the relevant maintenance performer.

          The Lessee shall furnish to the Lessor, the Owner Participant, any Noteholder and the Indenture Trustee such additional information concerning the location, condition, use and operation of the Aircraft as the Lessor, the Owner Participant, such Noteholder or the Indenture Trustee may from time to time reasonably request.

Section 7.     Replacement and Pooling of Parts; Alterations,
               Modifications and Additions; Substitution of Engines.
               ----------------------------------------------------

               (a) Replacement of Parts.
                   --------------------

               Except as otherwise provided in the proviso to the third sentence of Section 7(d) or if the Airframe or an Engine to which a Part relates has suffered an Event of Loss, the Lessee, at its own cost and expense, will during the Term promptly replace all Parts that may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. In addition, in the ordinary course of maintenance, service, repair, overhaul or testing, the Lessee (or a Permitted Sublessee), at its own cost and expense, may remove any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use, provided that the
                                                             --------
Lessee (or such Permitted Sublessee), at its own cost and expense, shall, except as otherwise provided in the proviso to the third sentence of Section 7(d), replace such Parts as promptly as practicable with replacement parts or temporary replacement parts as provided in Section 7(c) hereof. All replacement parts shall be free and clear of all Liens except for pooling arrangements to the extent permitted by Section 7(c) and Permitted Liens and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof.

               (b) Title to Parts.
                   --------------

               Except as otherwise provided in the proviso to the third sentence of Section 7(d), all Parts at any time removed from the Airframe or any Engine shall remain the property of the Lessor and subject to this Lease, no matter where located, until such time as such Parts shall be replaced by parts that have been incorporated or installed in or attached to the Airframe or such Engine and that meet the requirements for replacement parts specified in Section 7(a). Immediately upon any replacement part becoming incorporated or installed in or attached to the Airframe or an Engine as provided in Section 7(a), without further act, (i) title to the replaced Part shall thereupon vest in the Lessee (or the relevant Permitted Sublessee), in "as-is, where-is" condition, free and clear of all rights of the Lessor and the Indenture Trustee and any Lessor's Liens and shall no longer be deemed a Part hereunder; (ii) title to such replacement part shall thereupon vest in the Lessor (subject only to Permitted Liens); and (iii) such replacement part shall become a Part subject to this Lease and be deemed part of the Airframe or such Engine, as the case may be, for all purposes hereof to the same extent as the parts originally incorporated or installed in or attached to the Airframe or such Engine.

          (c) Pooling or Parts Leasing.
              ------------------------

          Any Part removed from the Airframe or from any Engine as provided in
Section 7(a) may be subjected by the Lessee (or a Permitted Sublessee) to a pooling or parts leasing agreement or arrangement of a type customary in the airline industry entered into in the ordinary course of the Lessee's (or such Permitted Sublessee's) business, provided the part replacing such removed Part shall be incorporated or installed in or attached to such Airframe or Engine in accordance with Sections 7(a) and 7(b) as promptly as practicable after the removal of such removed Part. In addition, any replacement part when incorporated or installed in or attached to the Airframe or any Engine in accordance with Section 7(a) may be owned by another airline or vendor as customary in the airline industry, subject to a pooling or parts leasing arrangement, provided that the Lessee (or a Permitted Sublessee), at its expense
             --------
as promptly thereafter as reasonably practicable, either (i) causes title to such temporary replacement part to vest in the Lessor in accordance with Section 7(b) by the Lessee (or such Permitted Sublessee) acquiring title thereto for the benefit of the Lessor free and clear of all Liens except Permitted Liens, at which time such temporary replacement part shall become a Part and become subject to this Lease or (ii) replaces such temporary replacement part by incorporating or installing in or attaching to the Airframe or such Engine a further replacement part owned by the Lessee (or such Permitted Sublessee) free and clear of all Liens except Permitted Liens and by causing title to such further replacement part to vest in the Lessor in accordance with Section 7(b).

          (d) Alterations, Modifications and Additions.
              ----------------------------------------

          The Lessee, at its own expense, shall make (or cause to be made) alterations and modifications in and additions to the Airframe and any Engine as may be required to be made from time to time during the Term by Applicable Law or in order to maintain the insurance required under Section 9 regardless of upon whom such requirements are, by their terms, nominally imposed; provided,
                                                                    --------
that the Lessee may, in good faith and by appropriate procedure, contest the validity or application of any such standard in any reasonable manner which does not materially adversely affect the interests of the Lessor or the Lien of the Indenture and does not involve any non-de minimis risk of sale, forfeiture or loss of the Aircraft or the interest of any Participant therein, any material risk of civil penalty or any risk of criminal liability being imposed on Lessor or Owner Participant. In addition, the Lessee (or a Permitted Sublessee), at its own expense, may from time to time make or cause to be made such alterations and modifications in and additions to the Airframe and any Engine as the Lessee (or such Permitted Sublessee) may deem desirable in the proper conduct of its business including, without limitation, removal of Parts which Lessee (or such Permitted Sublessee) deems are obsolete or no longer suitable or appropriate for use in the Aircraft, Airframe or such Engine so long as the aggregate value of such removed Parts (based on their value as of the Delivery Date) does not exceed $200,000, provided further that no such alteration, modification or
                 --------
addition (i) diminishes the value, utility, estimated residual value (with respect to the Airframe only), condition, remaining useful life or airworthiness of the Airframe or such Engine below the value, utility, estimated residual value, condition, remaining useful life or airworthiness thereof immediately prior to such alteration, modification or addition, assuming the Airframe or such Engine was then in the condition required to be maintained by the terms of this Lease or
(ii) causes the Aircraft to be limited use property, except that the value (but not the utility, estimated residual value, condition, remaining useful life or airworthiness) of the Aircraft may be reduced by the value of Parts which the Lessee (or such Permitted Sublessee) has removed as permitted above. Title to all Parts incorporated or installed in or attached or added to the Airframe or any Engine as the result of any alteration, modification or addition effected by the Lessee (or a Permitted Sublessee) shall, without further act, vest in the Lessor free and clear of any Liens except Permitted Liens and become subject to this Lease; provided that the Lessee (or such Permitted Sublessee) may, at any
            --------
time during the Term, remove any such Part from the Airframe or an Engine if (i) such Part is in addition to, and not in replacement of or in substitution for, any Part originally incorporated or installed in or attached to the Airframe or such Engine at the time of delivery thereof hereunder or any Part in replacement of, or in substitution for, any such original Part, (ii) such Part is not required to be incorporated or installed in or attached or added to the Airframe or such Engine pursuant to the terms of Section 5(d) or the first sentence of this Section 7(d) or pursuant to the terms of any insurance policies required to be carried hereunder or under any Applicable Law and (iii) such Part can be removed from the Airframe or such Engine without diminishing or impairing the value, condition, utility, estimated residual value, remaining useful life or airworthiness which such Airframe or Engine would have had at the time of removal had such alteration, modification or addition not been effected by the Lessee (or such Permitted Sublessee) assuming the Aircraft was otherwise maintained in the condition required by this Lease. Upon the removal by the Lessee (or such Permitted Sublessee) of any such Part as above provided, title thereto shall, without further act, vest in the Lessee (or such Permitted Sublessee), in "as-is, where-is" condition, free and clear of all rights of the Lessor and the Indenture Trustee and any Lessor's Liens and such Part shall no longer be deemed a Part hereunder. Any Part not removed by the Lessee (or a Permitted Sublessee) as above provided prior to the return of the Airframe or respective Engine to the Lessor hereunder shall remain the property of the Lessor; provided that nothing in this Section 7(d) shall prohibit the Lessee
        --------
(or a Permitted Sublessee) from removing any seats from the Aircraft (which seats while so removed shall remain in the possession of the Lessee (or such Permitted Sublessee)) so long as the Aircraft when returned to the Lessor pursuant to Section 12 hereof shall be in the condition required thereby.

          (e) Substitution of Engines.
              -----------------------

          So long as no Specified Default shall have occurred and be continuing, the Lessee (or a Permitted Sublessee) shall have the right at its option at any time, on at least 30 days' prior notice to the Lessor, the Owner Participant and the Indenture Trustee, to substitute, and if an Event of Loss shall have occurred with respect to an Engine under circumstances in which there has not occurred an Event of Loss with respect to the Airframe, shall within 90 days of the occurrence of such Event of Loss and on at least five days' prior notice to the Lessor substitute, a Replacement Engine for any Engine not then installed or held for use on the Airframe. In such event, immediately upon the effectiveness of such substitution on the date set forth in such notice and without further act, (i) title to the Replacement Engine shall thereupon vest in the Lessor free and clear of all Liens (other than

Permitted Liens), (ii) title to the replaced Engine shall thereupon vest in the Lessee (or its designee), in "as-is, where-is" condition, free and clear of all rights of the Lessor and the Indenture Trustee and any Lessor's Liens and shall no longer be deemed an Engine hereunder, and (iii) such Replacement Engine shall become subject to this Lease and be deemed part of the Aircraft for all purposes hereof to the same extent as the Engine originally installed on or attached to the Airframe. Upon the substitution of a Replacement Engine, the following conditions shall be satisfied at the Lessee's sole cost and expense and the parties agree to cooperate with the Lessee to the extent necessary to enable it to timely satisfy such conditions:

               (i) the following documents shall be duly authorized, executed and delivered by the respective party or parties thereto, and an executed counterpart of each shall be delivered to the Lessor:

                    (A) a Lease Supplement covering the Replacement Engine, which shall have been duly filed for recordation with the FAA;

                    (B) so long as the Indenture shall not have been satisfied and discharged, an Indenture Supplement covering the Replacement Engine, which shall have been duly filed for recordation with the FAA;

                    (C) a full warranty bill of sale (as to title), in form and substance satisfactory to the Lessor and the Owner Participant, covering the Replacement Engine, executed by the owner thereof in favor of the Lessor;

                    (D) as long as the Indenture is in effect, such documents as may be required under Section 5.06 of the Indenture relating to the Replacement Engine;

                    (E) (i) so long as the Indenture shall not have been satisfied and discharged, such Uniform Commercial Code financing statements covering the security interests created by the Indenture (or any similar statements or other documents required to be filed or delivered pursuant to the laws of the jurisdiction in which the Replacement Engine may be registered in accordance with Section 5(e)), and (ii) "precautionary" Uniform Commercial Code financing statements as are deemed necessary or desirable by counsel for the Owner Participant or the Indenture Trustee to protect the ownership interests of the Owner Trustee and the security interests of the Indenture Trustee in the Replacement Engine;

                    (F) an Officer's Certificate of the Lessee certifying that
          (i) in the case of a voluntary replacement only, no Specified Default shall have occurred and be continuing and (ii) (x) in the case of a voluntary replacement, the Replacement Engine has at least the same number of hours or cycles (whichever is applicable) of operation on such Replacement Engine remaining until the next scheduled life limited part replacement as the Engine it replaces, assuming such Engine had been maintained in the condition required hereunder; or (y) in the case of a mandatory replacement, the Lessee has not discriminated in its selection of the Replacement Engine (based on the leased status of the Aircraft);

                    (G) an opinion of qualified FAA counsel as to the due recordation of the Lease Supplement, the Indenture Supplement and all other documents or instruments the recordation of which is necessary to perfect and protect the rights of the Lessor and the Indenture Trustee in the Replacement Engine;

                    (H) to the extent that an engine warranty in respect of such Replacement Engine is available to the Lessee, an engine warranty assignment covering such Replacement Engine, in substantially the form of the Engine Warranty Assignment or otherwise in such form and substance satisfactory to the Lessor and a consent to such engine warranty assignment, in substantially the form of the Engine Warranty Assignment or otherwise in such form and substance satisfactory to the Lessor;

                    (I) evidence that the insurance requirements of Section 9 with respect to an Engine are satisfied and that the insurance covering such Replacement Engine shall be of the type usually carried by the Lessee (or, in the case of a voluntary replacement, such Permitted Sublessee) with respect to similar engines, and covering risks of the kind customarily insured against by the Lessee (or, in the case of a voluntary replacement, such Permitted Sublessee); and

                    (J) a certificate from an engineer (who may be an employee of the Lessee) confirming that the Replacement Engine has a value no less than the engine being replaced (without regard to hours or cycles).

               (ii) the Lessee shall furnish (or cause to be furnished to)
     the Lessor, the Owner Participant, the Noteholders and the Indenture
     Trustee
               with an opinion, reasonably satisfactory in form and substance to the Lessor of the Lessee's counsel, which may be the Lessee's General Counsel or Associate General Counsel, to the effect that
               (x) such bills of sale or other documents reasonably requested by the Lessor are sufficient to convey title to such Replacement Engine to the Lessor and with respect to the effectiveness of the interests in the Indenture Estate which the Indenture purports to create; (y) the Lessor and the Indenture Trustee (as assignee of Lessor under the Indenture), are entitled to the benefits and protections of Section 1110 with respect to the Replacement Engine to the same extent as with respect to the replaced Engine immediately preceding such replacement, provided that if the
                                                       --------
               replaced Engine was subject to an Event of Loss, then such opinion regarding Section 1110 shall be required only in the event that a replacement engine that can so qualify is available in the Lessee's fleet or is otherwise available to the Lessee (by exchange or otherwise) without material cost to Lessee and (z) the Lease Supplement and Warranty Bill of Sale have been duly authorized and delivered; and

                    (iii) either (x) the Owner Participant shall have received an opinion of independent tax counsel (selected by the Owner Participant and reasonably acceptable to the Lessee), reasonably satisfactory to the Owner Participant, to the effect that there shall be no risk of adverse tax consequences resulting from such replacement (and the Owner Participant shall use its best efforts to cause a timely opinion to be delivered) or (y) the Lessee shall have provided, or caused to be provided, an indemnity in respect of any adverse tax consequences reasonably satisfactory (or, in the case of any voluntary substitution, satisfactory) in form and substance to the Owner Participant.

          Upon satisfaction of all conditions to such substitution, (x) the Lessor shall, at the expense of the Lessee, execute and deliver, and request the Indenture Trustee to execute and deliver to the Lessee such bills of sale and other documents and instruments as the Lessee shall reasonably request to evidence the transfer to the Lessee and vesting of all right, title and interest in and to the replaced Engine in the Lessee, in "as-is, where-is" condition, free and clear of all right, title and interest of the Lessor and the Indenture Trustee, and any Lessor's Liens; (y) the Lessor shall, at the request and expense of the Lessee, assign to the Lessee all claims it may have against any other Person relating to an Event of Loss giving rise to such substitution (other than those in respect of insurance maintained by the Owner Participant pursuant to Section 9(f)) and shall exercise such rights as it has to cause such assignment to be free and clear of the Lien of the Indenture and (z) the Lessee shall be entitled to receive all insurance proceeds (other than those reserved to others under Section 9(f) hereof) and proceeds in respect of any Event of Loss giving rise to such replacement to the extent not previously applied to the purchase price of the Replacement Engine as provided in Sections 9(e)(i) and 8(e)(ii).

Section 8.     Loss, Destruction or Requisition.
               --------------------------------

               (a) Event of Loss with Respect to the Airframe.
                   ------------------------------------------

               Upon the occurrence of an Event of Loss with respect to the Airframe, the Lessee shall forthwith (and in any event within 10 days after such occurrence) give the Lessor, the Owner Participant, each Noteholder and the Indenture Trustee notice of such Event of Loss. The Lessee shall, within 60 days after such occurrence, give the Lessor, the Owner Participant, each Noteholder and the Indenture Trustee written notice of its election to perform one of the following options (it being agreed that if the Lessee shall not have given the Lessor such notice of such election, the Lessee shall be deemed to have elected to perform the option identified in the following clause (ii)):

                              (i) subject to the satisfaction of the conditions contained in Section 8(d), on a date not more than 180 days after the occurrence of the Event of Loss (or, if earlier, the last day of the Term), convey or cause to be conveyed to the Lessor, and to be leased by the Lessee hereunder in replacement of the Airframe and Engines with respect to which the Event of Loss occurred, a Replacement Airframe (together with the same number of Replacement Engines as the number of Engines, if any, which were subject to such Event of Loss), such Replacement Airframe and Replacement Engines to be free and clear of all Liens except Permitted Liens not of record and to have a remaining useful life, estimated residual value, value and utility at least equal to the Airframe and Engines, if any, so replaced (assuming such Airframe and Engines were in the condition and repair required by the terms hereof) and to be an airframe that is the same model and same or later vintage as the Airframe to be replaced thereby, or an improved model; provided that, if
                                                               -------- ----
                    the Lessee shall not perform its obligation to effect such replacement under this clause (i) during the 180-day period of time provided herein (or, if earlier, the last day of the Term), it shall give the Lessor, the Owner Participant and the Indenture Trustee notice to such effect upon or before the expiration of such period of time and shall promptly pay on the first Termination Date next following the thirtieth
                    (30th) day after the date of such notice to the Lessor (or, if earlier, the last day of the Term), in immediately available funds, the amount specified in clause (ii) below; or

                              (ii) pay or cause to be paid to the Lessor in
                    immediately available funds, on a date specified at least 30 days in advance by the Lessee, which date shall be a Termination Date not more than 180 days after the occurrence of the Event of Loss, an amount equal to (A) the Basic Rent, if any, payable on such Termination Date, together with all unpaid Basic Rent, if any, payable before such Termination Date plus (B) all unpaid Supplemental Rent (other than Termination Value) due on or before such payment date, plus

               (C) an amount equal to the excess of (1) the sum of (x) the Termination Value for the Aircraft determined as of such Termination Date or, if such Termination Date is beyond the end of the Term, the Termination Value as of the last Termination Date of the Term plus (y) the amount, if any, set forth opposite such Termination Date in Exhibit D in the column with the heading "Deferred Basic Rent Amount" or, if such Termination Date is beyond the end of the Term, the amount, if any, set forth opposite the last Termination Date of the Term in Exhibit D in the column with the heading "Deferred Basic Rent Amount", over
               (2) the amount, if any, set forth opposite such Termination Date in Exhibit D in the column with the heading "Prepaid Basic Rent Amount" or, if such Termination Date is beyond the end of the Term, the amount, if any, set forth opposite the last Termination Date of the Term in Exhibit D in the column with the heading "Prepaid Basic Rent Amount" plus (D) all reasonable out-of-pocket expenses (including reasonable attorneys' fees) incurred by the Lessor, the Indenture Trustee, the Noteholders or the Owner Participant in connection with such Event of Loss plus (E) if such Termination Date is beyond the end of the Term, interest on the amount of such payment, at a rate per annum equal to the TV Rate identified on Exhibit B, for the period from and including the last day of the Term to but excluding such Termination Date.

          (b)  Effect of Replacement.
               ---------------------

          Should the Lessee have provided a Replacement Aircraft as provided for in Section 8(a)(i), (i) this Lease shall continue with respect to such Replacement Aircraft as though no Event of Loss had occurred; (ii) the Lessor shall, at the expense of Lessee, convey "as-is, where-is", without recourse or warranty except for a warranty against Lessor's Liens, to the Lessee all right, title and interest of the Lessor, in and to the Airframe and the Engine or Engines, if any, installed on the Airframe upon the occurrence of the Event of Loss by executing and delivering to the Lessee such bills of sale and other documents and instruments as the Lessee may reasonably request to evidence such conveyance and shall request that the Indenture Trustee release such Airframe and Engines and the Purchase Agreement Assignment with respect to such Airframe and Engines from the Lien of the Indenture; (iii) the Lessor shall, at the request and expense of Lessee, assign to the Lessee all claims it may have against any other Person arising from the Event of Loss (except with respect to insurance obtained in accordance with Section 9(f)) and (iv) the Lessee shall be entitled to receive all insurance proceeds (other than those reserved to others under Section 9(f)) and proceeds from any award in respect of condemnation, confiscation, seizure or requisition, including any investment interest thereon, to the extent not previously applied to the purchase price of the Replacement Aircraft as provided in Sections 9(e)(iii) and 8(e)(i).

          (c) Effect of Termination Value Payment.
              -----------------------------------

          In the event of a payment in full of the Termination Value for the Aircraft and other Rent payable as provided in Section 8(a)(ii), (i) this Lease and the obligations of the Lessee to pay Rent (except for Supplemental Rent obligations which survive pursuant to Section 3(c) and Articles 6 and 7 of the Participation Agreement or the Tax Indemnity Agreement or which have accrued but have not otherwise been paid as of the date of such payment) shall terminate and the Term shall end, (ii) any remaining insurance proceeds (other than those reserved to others under Section 9(f)), including any investment interest thereon, shall be promptly paid over to the Lessee; and (iii) the Lessor, at the expense of Lessee, shall convey, "as-is, where-is" without recourse or warranty, except for a warranty against Lessor's Liens attributable to Lessor and Owner Participant, to the Lessee all right, title and interest of the Lessor in and to the Airframe and Engines and shall execute and deliver to the Lessee such bills of sale and other documents and instruments as the Lessee may reasonably request to evidence such conveyance and shall request that the Indenture Trustee release from the Lien of the Indenture, the Airframe and the Engines and the Purchase Agreement Assignment with respect to such Airframe and Engines, all claims for damage to such Airframe and Engines, if any, against third persons arising from the Event of Loss and any interest of the Lessor in engines (which are not Engines) installed on the Airframe.

          (d) Conditions to Airframe Replacement.
              ----------------------------------

          The Lessee's right to substitute a Replacement Aircraft as provided in
Section 8(a)(i) shall be subject to the fulfillment, at the Lessee's sole cost and expense, in addition to the conditions contained in such Section 8(a)(i), of the following conditions precedent:

                         (i) On the date when the Replacement Aircraft is delivered to the Lessor (such date being referred to in this Section 8(d) as the "Replacement Closing Date"), no Specified Default shall have occurred and be continuing and the Lessor, the Owner Participant, each Noteholder and the Indenture Trustee shall have received an Officer's Certificate so certifying;

                         (ii) On the Replacement Closing Date the following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto and shall be in full force and effect, and an executed counterpart of each thereof (or, in the case of the FAA Bill of Sale (or a comparable document, if any, of another Aeronautical Authority, if applicable) referred to below, a photocopy thereof) shall have been delivered to the Lessor, the Owner Participant, each Noteholder and the Indenture Trustee:

               (A) a Lease Supplement covering the Replacement Aircraft, which shall have been duly filed for recordation with the FAA;

               (B) so long as the Indenture shall not have been discharged and satisfied, an Indenture Supplement covering the Replacement Aircraft, which shall have been duly filed for recordation with the FAA;

               (C) an FAA Bill of Sale (or a comparable document, if any, of another Aeronautical Authority, if applicable) covering the Replacement Aircraft, executed by the owner thereof in favor of the Lessor, and dated the Replacement Closing Date;

               (D) a full warranty (as to title) bill of sale, in form and substance satisfactory to the Indenture Trustee, the Owner Participant and the Lessor, covering the Replacement Aircraft, executed by the owner thereof in favor of the Lessor, dated the Replacement Closing Date and guaranteed by the Lessee;

               (E) as long as the Indenture is in effect, such documents as may be required under Section 5.06 of the Indenture;

               (F) (1) so long as the Indenture shall not have been discharged, such Uniform Commercial Code financing statements (or any similar statements or other documents required to be filed or delivered pursuant to the laws of the jurisdiction in which the Replacement Aircraft may be registered in accordance with Section 5(e)) covering the security interests created by the Indenture, and (2) such "precautionary" Uniform Commercial Code financing statements as are deemed necessary or desirable by counsel for the Owner Participant or the Noteholders to protect the ownership interests of the Owner Trustee and the security interests of the Indenture Trustee in the Replacement Aircraft; and

               (G) an Officer's Certificate of the Lessee certifying that (i) the Replacement Aircraft is a Canadair Regional Jet Series 200 ER aircraft or a more advanced model, is in as good operating condition as, and has a value, remaining useful life, estimated residual value and utility at least equal to, the Aircraft it replaces, assuming such Aircraft had been maintained in the condition required hereunder and
          (ii) in the event the Event of Loss occurs after the fifth anniversary of the Delivery Date, the Replacement Airframe shall have no more than 105% of the total hours of operation, as compared to the Airframe it replaces;

               (iii) On or before the Replacement Closing Date, the Lessor and the Owner Participant shall have received such documents and evidence with respect to the Lessee, the Lessor, the Owner Participant, the owner of such Replacement Aircraft or the Indenture Trustee, as the Lessor, and the Owner Participant may reasonably request in order to establish the consummation of the transactions contemplated by Section 8(a)(i) and this Section 8(d), the taking of all necessary corporate action in connection therewith and compliance with the conditions set forth in this Section

          8(d), in each case in form and substance reasonably satisfactory to the Lessor and the Owner Participant;

                    (iv) The Lessor and the Owner Participant shall each have received satisfactory evidence as to the compliance with Section 9 hereof with respect to the Replacement Aircraft;

                    (v) On the Replacement Closing Date, (A) the Lessor shall receive good title to the Replacement Aircraft free and clear of Liens (other than Permitted Liens not of record), (B) the Replacement Aircraft shall have been duly certified by the Aeronautical Authority as to type and airworthiness in accordance with the terms of this Lease, and (C) application for registration of the Replacement Aircraft in accordance with Section 5(e) shall have been duly made with the Aeronautical Authority;

                    (vi) The Lessor shall have received, to the extent that an aircraft warranty in respect of such Replacement Aircraft is available to the Lessee, an aircraft warranty assignment covering such Replacement Aircraft, in substantially the form of the Aircraft Warranty Assignment or otherwise in such form and substance satisfactory to the Lessor and a consent to such aircraft warranty assignment, in substantially the form of the consent to Aircraft Warranty Assignment or otherwise in such form and substance satisfactory to the Lessor;

                    (vii) The Lessor and the Owner Participant shall have received an appraisal reasonably satisfactory to each such Person from an independent aircraft appraisal firm reasonably satisfactory to the Lessor and the Owner Participant with respect to the Replacement Aircraft confirming, in any event, the matters specified in paragraph
          (ii)(G)(i);

                    (viii) The Lessor shall have received (A) an opinion, satisfactory in form and substance to the Lessor of counsel to the Lessee (which may be the Lessee's General Counsel) to the effect that
          (x) the bill of sale referred to in clause (ii)(D) above constitutes an effective instrument for the conveyance of title to the Replacement Airframe and Replacement Engines, if any, to the Lessor, (y) all documents executed and delivered by the Lessee pursuant to this
          Section 8(d) have been duly authorized, executed and delivered by the Lessee and constitute legal, valid and binding obligations of, and are enforceable against, the Lessee in accordance with their respective terms, and (z) the Lessor and the Indenture Trustee (as assignee of Lessor under the Indenture), are entitled to the benefits of Section 1110 with respect to such Replacement Aircraft to the same extent as with respect to the replaced Aircraft immediately preceding such replacement; and (B) an opinion of qualified FAA counsel (or counsel in such jurisdiction outside of the United States where the Aircraft may be registered in accordance with Section 5(e)), as to, in the case of FAA counsel, the due recordation of the Lease Supplement, the Indenture Supplement and all other documents or instruments the recordation of which is necessary to perfect and protect the rights of the Lessor and the Indenture Trustee in the Replacement Aircraft or, in the case of counsel in another jurisdiction, the taking of all action necessary in such jurisdiction for such purposes;

                    (ix) the Lessor and the Indenture Trustee (as assignee of Lessor under the Indenture), shall be entitled to the benefits of
          Section 1110 with respect to such Replacement Aircraft to the same extent as with respect to the replaced Aircraft immediately preceding such replacement; and

                    (x) Either (1) the Owner Participant shall have received an opinion of independent tax counsel (selected by the Owner Participant and reasonably acceptable to the Lessee), reasonably satisfactory to the Owner Participant, to the effect that there shall be no risk of adverse tax consequences resulting from such replacement (and the Owner Participant shall use its best efforts to cause a timely opinion to be delivered) or (2) the Lessee shall have provided, or caused to be provided, an indemnity in respect of any adverse tax consequences in form and substance satisfactory to the Owner Participant.

          Lessee shall reimburse the Lessor, the Indenture Trustee, the Noteholders and the Owner Participant for all reasonable out-of-pocket costs (including reasonable attorneys' fees) incurred by them in connection with any substitution of a Replacement Aircraft pursuant to this Section 8.

          (e) Non-Insurance Payments Received on Account of an Event of Loss.
              --------------------------------------------------------------

          As between the Lessor and the Lessee, any payments on account of an Event of Loss (other than insurance proceeds or other payments the application of which is provided for in this Section 8 or elsewhere in this Lease, as the case may be, or payments in respect of damage to the business or property of the Lessee) with respect to the Aircraft, an Engine or any Part received at any time by the Lessor or by the Lessee from any governmental authority or other Person will be applied as follows:

                    (i) if such payments are received with respect to an Event of Loss as to the Aircraft, and the Airframe or the Airframe and the Engines or engines installed thereon are being replaced by the Lessee pursuant to Section 8(a)(i), such payments shall be paid over to, or retained by, the Lessee, provided that if the Lessee has not completed
                                   --------
          such replacement, such payments shall be paid over to, or retained by, the Lessor (or, so long as the Lien of the Indenture has not been discharged, the Indenture Trustee) as security, and upon completion of, or in connection with a closing for, such replacement, be paid over to or retained by the Lessee;

                    (ii) if such payments are received with respect to an Event of Loss to an Engine that has been or is being replaced by the Lessee pursuant to the terms hereof, such payments shall be paid over to, or retained by, the Lessee, provided that if the Lessee has not
                                          --------
          completed such replacement, such payments shall be paid over to, or retained by, the Lessor (or, so long as the Lien of the Indenture has not been discharged, the Indenture Trustee) as security, and upon completion of, or in connection with a closing for, such replacement, be paid over to or retained by the Lessee; and

                    (iii) if such payments are received with respect to an Event of Loss as to the Aircraft, and if the Airframe or the Airframe and the Engines or engines installed thereon have not been and will not be replaced as contemplated by Section 8(a), (x) so much of such payments as shall not exceed the amounts required to be paid by the Lessee pursuant to Section 8(a) hereof shall be applied in reduction of the Lessee's obligation to pay such amounts, to the extent not already paid by the Lessee, and, after such amounts required to be paid to the Lessor pursuant to Section 8(a)(ii) above shall be paid in full, shall be applied to reimburse the Lessee for such amounts up to the full amount thereof, and (y) the balance, if any, of such payment remaining thereafter shall be applied to reimburse the Lessee, the Owner Participant, the Noteholders, the Indenture Trustee and the Lessor for their reasonable costs (including attorney's fees), if any, of procuring such payments, and (z) the balance remaining, if any, shall then be distributed between the Lessor and the Lessee as their interests may appear.


          (f) Requisition for Use.
              -------------------

          In the event of a requisition for use by any government during the Term of the Airframe and the Engines, if any, or engines installed on the Airframe (including the Government pursuant to the CRAF Program), the Lessee shall promptly notify the Lessor, the Owner Participant, the Noteholders, and the Indenture Trustee of such requisition and, if the same does not constitute an Event of Loss, all of the Lessee's obligations under this Lease shall continue to the same extent as if such requisition had not occurred except to the extent that the performance or observance of any obligation by the Lessee shall have been prevented or delayed by such requisition, provided that the
                                                          --------
Lessee's obligations for the payment of money and under Section 9 (except, in the case of Section 9, while an assumption of liability by the government of the United States of the scope referred to in Section 5(c) is in effect) and Section 12 shall not be reduced, delayed or affected by such requisition. Any payments received by the Lessor or the Lessee from such government with respect to the use of such Airframe or Engines during the Term shall be paid over to, or retained by, the Lessee and any payments received by the Lessor or Lessee from such government with respect to the use of the Airframe or Engines after the Term shall be paid over to, or retained by, Lessor. In the event of an Event of Loss of an Engine resulting from the requisition for use by a government of such Engine (but not the Airframe), the Lessee will replace such Engine hereunder by complying with the terms of Section 7(e) and any payments received by the Lessor or the Lessee from such government with respect to such requisition shall be paid over to, or retained by, the Lessee.

               (g) Certain Payments to be Held As Security.
                   ---------------------------------------

               Any amount referred to in this Section 8 or Section 9 hereof which is payable to the Lessee shall not be paid to the Lessee, or, if it has been previously paid directly to the Lessee, shall not be retained by the Lessee, if at the time of such payment a Specified Default shall have occurred and be continuing, but shall be paid to and held by the Lessor as security for the obligations of the Lessee under this Lease, unless and until applied by Lessor to Lessee's obligations and at such time as there shall not be continuing any such Specified Default, such amount and any gain realized as a result of Permitted Investments required to be made pursuant to Section 15 or Section 5.08 of the Indenture shall to the extent not so applied be paid over to the Lessee.

Section 9.     Insurance.
               ---------

               (a) Public Liability and Property Damage Insurance.
                   ----------------------------------------------

               Subject to the rights of the Lessee under Section 9(d), the Lessee shall, without expense to the Lessor, the Indenture Trustee or the Participants, maintain or cause to be maintained in effect at all times during the Term, with insurers of nationally or internationally recognized reputation and responsibility which normally participate in airline insurance programs, comprehensive airline public liability insurance (including, without limitation, aircraft third party liability, baggage and mail and aviation general third party liability, contractual liability, passenger legal liability, cargo liability, property damage liability, general third party legal liability, product liability coverage and standard North American war risk liability coverage buy-backs, but excluding manufacturer's product liability coverage) with respect to the Aircraft in an amount not less than the greater of (i) the amount which Lessee may carry from time to time on other similar aircraft in its fleet (whether owned or leased) and (ii) the Minimum Liability Amount; provided
                                                                       --------
that an agreement of the Government for the benefit of the Additional Insureds to insure against or indemnify for substantially the same risks to at least the same amount shall satisfy the requirements of this Section 9(a), provided that
                                                                 --------
on or prior to the date of such agreement, the Lessee shall provide an Officer's Certificate of the Lessee certifying that any such insurance or indemnity provides protection no less favorable than insurance coverage that would comply with this Section 9. Such insurance shall be of the same type and covering the same risks usually carried by the Lessee with respect to similar aircraft and engines and shall provide coverage that is in substantially similar form, of such types and having limits within the range of limits (but no less than the Minimum Liability Amount) as are customarily obtained by similarly situated United States carriers operating similar aircraft on similar routes.

          During any period that the Aircraft is grounded and not in operation for any reason, the Lessee may modify the insurance required by this Section 9(a) to modify the amounts of public liability and property damage insurance, the scope of the risks covered and the type of insurance, in all circumstances to conform to such insurance customary in the United States airlines industry for regional air carriers similarly situated with the Lessee in respect of similar aircraft which are grounded, not in operation, and stored or hangared, except that in all instances, the amounts of coverage and scope of risk covered and the type of insurance shall be at a minimum no less favorable than the insurance as from time to time applicable to aircraft owned or leased by Lessee on the ground, not in operation, and stored or hangared.

          (b) Insurance Against Loss or Damage to the Aircraft and Engines.
              ------------------------------------------------------------

          Subject to the rights of the Lessee under Section 9(d), the Lessee shall, without expense to the Lessor, the Indenture Trustee or the Participants, maintain or cause to be maintained in effect at all times during the Term with insurers of nationally or internationally recognized responsibility which normally participate in airline insurance programs (i) all risk (including standard North America war risk insurance buy-backs covering (but not limited
to) hijacking, strikes, civil commotion, terrorist acts and acts of sabotage while the Aircraft is operated in the U.S. and Canada), agreed value, ground, taxiing and flight hull insurance, which may, except as expressly provided in this Section 9(b), exclude war risks and allied perils, covering the Aircraft for an amount at all times (even when the Aircraft is grounded or in storage) not less than the Termination Value from time to time; provided that, neither
                                                       -------- ----
the Lessee nor any Permitted Sublessee shall be required to maintain all-risk flight aircraft hull insurance with respect to any period in which the Aircraft is grounded and properly stored or hangared. Such insurance shall not provide insurers with a right to replace the Airframe or any Engine with another airframe or Engine. Such hull insurance or other personal property insurance of the Lessee (or a Permitted Sublessee) shall cover Engines or engines and Parts temporarily removed from the Airframe, pending replacement by installation of the same or similar Engines, engines or Parts on the Airframe. Such insurance shall be on a repair cost basis in respect of damage not constituting an Event of Loss, and on an agreed value basis in respect of an Event of Loss (provided that, in the case of any Engine, such insurance shall be in an amount at least sufficient to replace such Engine (without regard to such replaced Engine's hours or cycles)) and shall be of the same type and covering the same risks usually carried by the Lessee with respect to similar aircraft and engines and shall provide coverage that is in substantially similar form, of such types and having limits within the range of limits (but no less than Termination Value from time to time) as are customarily obtained by similarly situated United States carriers operating similar aircraft on similar routes. If and to the extent that the Lessee or a Permitted Sublessee operates the Aircraft (A) on routes where it maintains war risk, hijacking or allied perils insurance in effect with respect to other similar owned or leased aircraft in its fleet, (B) on routes where the custom in the industry is to carry war risk, hijacking or allied perils insurance or (C) in any area of recognized hostilities, the Lessee or such Permitted Sublessee shall maintain or cause to be maintained such insurance in effect with respect to the Aircraft in the amount at least equal to Termination Value from time to time. An agreement by the Government to insure against or indemnify for substantially the same risks to at least the same amount will satisfy any of the requirements of this Section 9(b). Notwithstanding the foregoing, the Lessee shall not be required to maintain war risk insurance (except the standard North America war risk insurance buy-backs noted above) so long as the Aircraft is operated only within the United States and Canada.

          During any period that the Aircraft is on the ground and not in operation, the Lessee may carry or cause to be carried, in lieu of the insurance required by this Section 9(b), insurance otherwise conforming with the provisions of this Section 9(b) except that the scope of the risks and the type of insurance shall be in substantially similar form, of such types and having limits within the range of limits (but no less than Termination Value from time to time) as are customarily obtained by similarly situated United States carriers in respect of similar aircraft which are grounded, not in operation, and stored or hangared, provided that the scope of the risks and the type of
                        --------
insurance shall be the same as from time to time applicable to aircraft owned by the Lessee of the same type similarly on the ground and not in operation, provided further that the Lessee shall maintain insurance against risk of loss
-------- -------
or damage to the Aircraft in an amount equal to the Termination Value from time to time during such period that the Aircraft is on the ground and not in operation.

          (c) Additional Insureds; Loss Payment.
              ---------------------------------

          The Lessee shall cause all policies of insurance carried in accordance with this Section 9 to name the Additional Insureds as their respective interests may appear as additional insureds. Such policies shall provide with respect to such Additional Insureds that (i) none of their respective interests in such policies shall be invalidated by any act or omission or breach of warranty or condition contained in such policies by the Lessee or any other Person (other than such Additional Insured) or, in the case of any particular Additional Insured, any other Additional Insured and shall insure the respective interests of the Additional Insureds regardless of any breach or violation of any warranty, declaration or condition contained in such policies by the Lessee or any Permitted Sublessee; (ii) in the case of any particular Additional Insured, no cancellation or lapse of coverage for nonpayment of premium or otherwise, and no substantial change of coverage which adversely affects the interests of any such Additional Insured, shall be effective as to such Additional Insured until thirty (30) days (or such lesser period as may be applicable in the case of any war risk coverage) after receipt by such Additional Insured of written notice from the insurers of such cancellation, lapse or change; (iii) they shall have no liability for premiums, commissions, calls, assessments or advances with respect to such policies; (iv) such policies will be primary without any right of contribution from any other insurance carried by such Additional Insureds; (v) the insurers waive any rights of set-off (including for unpaid premiums), counterclaim, deduction or subrogation whether by attachment or otherwise, against such Additional Insureds; (vi) such policies shall apply worldwide and have no territorial restrictions or limitations (except, in the case of war, hijacking or related perils insurance, as otherwise permitted hereunder); (vii) shall contain a 50/50% Clause per Lloyd's Aviation Underwriter's Association Standard Policy Form AVS 103; and (viii) losses shall be adjusted with the Lessee (or, if an Event of Default shall have occurred and be continuing, with the Lessee and the loss payee referred to in the last sentence of this Section 9(c)); provided,
                                                                   --------
that, in the case of an Event of Loss, no adjustment (including any hull deductibles) shall reduce the amount payable under such policy to less than the agreed value required by Section 9(b). Each liability policy shall provide that all the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured and each hull policy shall provide that the exercise by the insurer of rights of subrogation derived from rights retained by the Lessee will not delay payment of any claim that would otherwise be payable but for such rights of subrogation. Each hull policy shall name the Indenture Trustee as sole loss payee as long as the Indenture shall remain in effect and thereafter shall name the Lessor as sole loss payee; provided that, so long as the insurers shall not have received
                 -------- ----
written notice that an Event of Default has occurred and is continuing, if insurance proceeds under a hull policy in the aggregate equal $1,000,000 or less, then such proceeds shall be payable to the Lessee and, notwithstanding the foregoing, any amounts (i) of any proceeds which in the aggregate exceed $1,000,000, (ii) of any proceeds in respect of a total loss or an Event of Loss or (iii) if the insurers shall have received written notice that an Event of Default has occurred and is continuing, any proceeds with respect to any single loss, shall be payable to such loss payee.

          (d) Deductibles and Self-Insurance.
              ------------------------------

          The Lessee may from time to time self-insure, by way of deductible or premium adjustment provisions in insurance policies or otherwise, the risks required to be insured against pursuant to this Section 9 under a program applicable to all aircraft in the Lessee's fleet in such amounts as are then self-insured with respect to similar owned or leased aircraft in the Lessee's fleet but in no case shall such self-insurance in the aggregate exceed, on a per occurrence or on fleetwide basis, an amount equal to 3% of the Lessee's tangible net worth, calculated as at the end of the Lessee's immediately preceding fiscal year (but in no event to exceed $10,000,000). A deductible per occurrence that is not in excess of the prevailing standard market deductible for similar aircraft shall be permitted, for each aircraft in the Lessee's fleet, in addition to such self-insurance.

          (e) Application of Hull Insurance Proceeds.
              --------------------------------------

          Subject to Section 8(g), as between the Lessor and the Lessee, any payments received under policies of hull or other property insurance required to be maintained by the Lessee pursuant to Section 9(b), shall be applied as follows:

                         (i) if such payments are received with respect to loss
               or damage (including an Event of Loss with respect to an Engine) not constituting an Event of Loss with respect to the Airframe, payments in the aggregate of $1,000,000 or less shall be paid over to or retained by the Lessee and any payments which in the aggregate are greater than $1,000,000 shall be paid over to or retained by the Lessor (or, for so long as the Indenture has not been discharged, the Indenture Trustee) for payment to the Lessee only upon performance of its repair or replacement obligation;

                         (ii) if such payments are received with respect to an Event of Loss with respect to the Airframe and the Airframe is not being replaced by the Lessee pursuant to Section 8(a)(i), so much of such payments as shall not exceed the amounts required to be paid by the Lessee pursuant to Section 8(a)(ii) shall be applied in reduction of the Lessee's obligation to pay such amounts if not already paid by the Lessee, and to reimburse the Lessee if such amounts shall have been paid, and the balance, if any, of such payments shall be promptly paid over to or retained by the Lessee; and

                         (iii) if such payments are received with respect to the Airframe or the Airframe and Engines or engines installed thereon and the Airframe is being replaced by the Lessee pursuant to Section 8(a)(i), such payments shall be paid over to, or retained by the Lessee, provided that if the Lessee has not completed such replacement and the performance of all other obligations under Section 8(d), such payments shall be paid over to, or retained by, the Lessor (or, for so long as the Indenture has not been discharged, the Indenture Trustee) as security, and upon completion of, or in connection with a closing for, such replacement, be paid over to or retained by the Lessee.

          (f) Insurance for Own Account.
              -------------------------

          Nothing in this Section 9 shall prohibit the Lessor, the Owner Participant, the Lessee, the Indenture Trustee or the Noteholders or any Additional Insured from obtaining insurance with respect to the Aircraft for its own account (including, without limitation, in the case of the Lessee, hull insurance under the same policies maintained pursuant to this Section 9 in amounts in excess of those required to be maintained pursuant to this Section 9) and any proceeds payable thereunder shall be payable as provided in the insurance policy relating thereto, provided that no such insurance may be
                                   --------
obtained which would limit or otherwise adversely affect the availability of coverage or payment of any insurance required to be obtained or maintained pursuant to this Section 9, it being understood that all salvage rights to the Airframe or the Engines shall remain with the Lessee's insurers at all times.

          (g) Reports, etc.
              -------------

          Lessee will furnish, or cause to be furnished, to the Lessor, the Owner Participant, the Noteholders and the Indenture Trustee (A) on or prior to the Delivery Date, insurance certificates describing in reasonable detail the insurance maintained by Lessee as required pursuant to this Section 9, (B) prior to the cancellation, lapse or expiration of the insurance policies required pursuant to this Section 9, evidence of renewal of such insurance policies, and
(C) on or prior to the Delivery Date and on or before the renewal dates of the insurance policies carried by the Lessee pursuant to this Section 9, a report signed by a firm of recognized aircraft insurance brokers of good reputation, not affiliated with the Lessee, which brokers may be regularly retained by the Lessee and reasonably satisfactory to the Lessor, stating the opinion of such firm that (i) all premiums in connection with the insurance then due have been paid, (ii) the insurance then carried and maintained on the Aircraft complies with the terms hereof and, in the case of renewal insurance, that such renewal insurance will on and after the effective date thereof so comply with the terms hereof, (iii) to the best of such firm's knowledge, such insurance provides coverage that is in substantially similar form, of such types and having limits within the range of limits as are customarily obtained by similarly situated United States carriers operating similar aircraft on similar routes, provided
                                                                     --------
that all information contained in such report shall be held confidential by the Lessor, the Indenture Trustee, the Noteholders and the Owner Participant, and shall not be furnished or disclosed by them to anyone other than (i) each other, their bank examiners, auditors, accountants, insurance advisors, agents and legal counsel, (ii) any prospective and permitted transferees of the Lessor, the Indenture Trustee, the Owner Participant or any Noteholder who agree to hold such information confidential, and (iii) except as may be required by an order of any court or administrative agency or by any statute, rule, regulation or order of any governmental authority (or, in the case of any Noteholder, to any bank examiner or other regulatory personnel) and (iv) as may be necessary to
enforce the terms of the Operative Agreements.   The Lessee will instruct such
firm to give prompt written advice to the Lessor, the Owner Participant, the Noteholders and the Indenture Trustee of any default in the payment of any premium and of any other act or omission on the part of the Lessee (or any Permitted Sublessee) of which it has knowledge and which would in such firm's opinion invalidate or render unenforceable, in whole or in any material part, any insurance on the Aircraft. The Lessee will also instruct such firm to advise the Lessor, the Owner Participant and the Indenture Trustee in writing at least thirty (30) days prior to the termination or cancellation of, or material adverse change in, such insurance carried and maintained on the Aircraft pursuant to this Section 9 (or such lesser period as may be applicable in the case of war risk coverage), provided, that in respect of war risk or allied
                            --------
perils coverage, if the notice period specified above is not obtainable, the insurance broker shall provide for as long a period of prior notice as shall then be obtainable.

          (h) Right to Pay Premiums.
              ---------------------

          The Additional Insureds shall have the rights but not the obligations of an additional named insured. None of Lessor, Owner Participant, Indenture Trustee and the other Additional Insureds shall have any obligation to pay any premium, commission, assessment or call due on any such insurance (including reinsurance). Notwithstanding the foregoing, in the event of cancellation of any insurance due to the nonpayment of premiums, each of Lessor, Owner Participant, Indenture Trustee and the other Additional Insureds shall have the option, in its sole discretion, to pay any such premium in respect of the Aircraft that is due in respect of the coverage pursuant to this Lease and to maintain such coverage, as Lessor, Owner Participant, Indenture Trustee or the other Additional Insureds may require, until the scheduled expiry date of such insurance and, in such event, Lessee shall, upon demand, reimburse Lessor, Owner Participant, Indenture Trustee and the other Additional Insureds for amounts so paid by them.

               (i) Spares Physical Damage Insurance.
                   --------------------------------

               During any period that an Engine is not attached to the Airframe or any other airframe and not otherwise subject to coverage by a hull policy maintained by the Lessee (or a Permitted Sublessee), the Lessee shall maintain or cause to be maintained spares physical damage insurance covering such Engine in an aggregate amount not less than the amount commercially available in aviation insurance markets except that the scope of the risks and the type of insurance shall be in substantially similar form, of such types and having limits within the range of limits as are customarily obtained by similarly situated United States carriers operating similar engines not attached to any airframe, provided that the scope of the risks and the type of insurance shall
          --------
be the same as from time to time applicable to engines owned or leased by the Lessee of the same type and similarly not attached to any airframe.

 Section 10.   Liens.
               -----

               The Lessee shall not during the Term directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Aircraft, Airframe, any Engine or any Part or title thereto or any interest therein or in this Lease except (a) the respective rights of the Lessor and the Lessee as provided herein, the Lien of the Indenture and the rights of the parties to the other Operative Agreements; (b) the rights of others under agreements or arrangements to the extent expressly permitted in Sections 5(b) and 7(c); (c) Liens for Taxes of the Lessee either not yet due or being contested in good faith by appropriate proceedings (and for which adequate reserves have been provided in accordance with generally accepted accounting principles) so long as such proceedings do not involve any non-de minimis risk of the sale, forfeiture or loss of the Aircraft, Airframe or an Engine or the interest of any Participant therein or any risk of criminal liability or any material risk of civil penalty against Lessor, Indenture Trustee or any Participant; (d) Liens of suppliers, mechanics, workers, repairers, employees, airport operators, air traffic control authorities or other like Liens arising in the ordinary course of business and for amounts the payment of which is either not yet delinquent or is being contested in good faith (and for the payment of which adequate reserves have been provided in accordance with generally accepted accounting principles) by appropriate proceedings, so long as such proceedings do not involve a non-de minimis risk of the sale, forfeiture or loss of the Airframe or an Engine or the interest of any Participant therein or any risk of criminal liability or any material risk of civil penalty against Lessor or any Participant; (e)

Liens arising out of judgments or awards against the Lessee with respect to which an appeal or proceeding for review is being prosecuted in good faith and with respect to which at the time there shall have been secured a stay of execution, so long as such proceedings do not involve a non-de minimis risk of the sale, forfeiture or loss of the Aircraft, Airframe or an Engine or the interest of any Participant therein; (f) Lessor's Liens and Indenture Trustee's Liens; (g) salvage and similar rights of insurers under policies of insurance maintained with respect to the Aircraft; and (h) Liens with respect to which the Lessee (or any sublessee) has provided a bond or other security adequate in the good faith opinion of the Lessor. Liens described in clauses (a) through (h) above are referred to herein as "Permitted Liens." The Lessee shall promptly, at its own expense, take such action as may be necessary to duly discharge (by bonding or otherwise) any Lien other than a Permitted Lien arising at any time during the Term.

Section 11.    Recordation and Further Assurances.
               ----------------------------------

               (a) Recordation of Lease.
                   --------------------

               The Lessee shall cause this Lease, any Lease Supplements, and any and all additional instruments which shall be executed pursuant to the terms hereof to be kept, filed and recorded and to be re-executed, refiled and re-recorded at all times during the Term with the FAA or other Aeronautical Authority to the extent required to perfect and preserve the Lessor's interest in the Aircraft.

               (b) Further Assurances.
                   ------------------

               The Lessee and the Lessor will each promptly and duly execute and deliver to the other such further documents and assurances and take such further action as the other may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Lease and to establish and protect the rights and remedies created or intended to be created in favor of the Lessor and the Lessee hereunder, including, without limitation, if requested by the Lessor or the Lessee, the execution and delivery of supplements or amendments hereto, in recordable form, subjecting any replacement or substituted aircraft or engine to this Lease and the recording or filing of counterparts hereof, or of financing statements with respect hereto.

               (c) Markings.
                   --------

               On or reasonably promptly after the Delivery Date, Lessee will cause to be affixed to, and maintained in, the cockpit of the Airframe and on each Engine, in a clearly visible location (it being understood that the location of such placard, as identified to the Participants prior to the Delivery Date, shall be deemed to be in compliance with this requirement), a placard of a reasonable size and shape bearing the legend, in English, set forth below:

                                  Leased from

                First Union Trust Company, National Association,
                         not in its individual capacity
                 but solely as Owner Trustee, Owner and Lessor

                                and Mortgaged to

                                 Allfirst Bank,
                         not in its individual capacity
                        but solely as Indenture Trustee

Such placard to be replaced, if necessary, with a placard reflecting the name of any successor Owner Trustee or Indenture Trustee, as the case may be, as permitted under the Operative Agreements. Such placard may be removed temporarily, if necessary, in the course of maintenance of the Airframe. If such placard is damaged or becomes illegible, Lessee shall promptly replace it with a placard complying with the requirements of this Section 11(c).

Except as above provided, neither the Lessee nor any Permitted Sublessee will permit the name of any person to be placed on the Airframe or any Engine in a manner that may be interpreted as a claim of ownership of, or Lien on, the Airframe or any Engine; provided, however, that nothing herein contained shall
                        --------  -------
prohibit the Lessee (or any Permitted Sublessee) from placing its customary colors and insignia on the Airframe or any Engine or from otherwise operating the Aircraft in its livery.

 Section 12.   Return of Aircraft and Records.
               ------------------------------

               (a) Return of Aircraft.
                   ------------------

               Upon the termination of this Lease at the expiration of the Term or upon the earlier termination of this Lease pursuant to the terms hereof, unless the Lessee shall purchase the Aircraft or there shall have been an Event of Loss with respect to the Aircraft, the Lessee, at its own expense, shall, except as otherwise expressly provided herein, return the Airframe by delivering the same to the Lessor in the continental United States of America at a location on the Lessee's domestic route system chosen by the Lessee and reasonably acceptable to the Lessor, fully equipped with two Engines or other General Electric CF34-3B1 Series 200 engines (or engines of the same manufacturer of a comparable or an improved model and suitable for installation and use on the Airframe and owned by the Lessee) duly installed thereon.

               (b) Return of Other Engines.
                   -----------------------

               In the event any engine not owned by the Lessor shall be returned with the Airframe, such engine shall satisfy the requirements for a Replacement Engine, shall be free and clear of all

Liens other than Lessor's Liens and shall have a value, remaining useful life, utility and condition at least as great as the Engine replaced (assuming such Engine was maintained in accordance with the terms thereof) and the Lessee shall, at its own expense and concurrently with such return, furnish the Lessor with (i) a full warranty bill of sale guaranteed by Lessee, in form and substance reasonably satisfactory to the Lessor and the Owner Participant, (ii) an Officer's Certificate as described in Section 7(e)(i)(F), and (iii) an opinion of counsel to the Lessee as described in Section 7(e)(ii), with respect to each such engine and shall take such other action as required by Section 7(e) to cause such engine to be a Replacement Engine or as the Lessor may reasonably request in order that such engine shall be duly and properly titled in the Lessor free and clear of all Liens other than Lessor's Liens. Upon passage of title such engine shall be deemed to be an Engine for all purposes hereof and thereupon the Lessor will transfer to the Lessee, in "as-is, where is" condition, without recourse or warranty except a warranty against Lessor's Liens, all right, title and interest of the Lessor or any Affiliate in and to an Engine not installed on the Airframe at the time of the return thereof and, if the Indenture has not been discharged, shall request that the Indenture Trustee release such Engine from the Lien of the Indenture.

          (c) Fuel; Records.
              -------------

          Upon the return of the Aircraft, (i) the Lessor shall have no obligation with respect to the amount of fuel or oil contained in the Airframe and (ii) the Lessee shall deliver to the Lessor all logs, manuals, certificates and inspection, modification and overhaul records which are required to be maintained with respect thereto under applicable rules and regulations of the FAA and DOT.

          (d) Condition of Aircraft.
              ---------------------

          The Aircraft when returned to the Lessor shall be in the operating condition required by Exhibit F hereto.

          (e)  Failure to Return.   If Lessee shall, for any reason whatsoever,
               -----------------
fail to return the Aircraft and the documents referred to in Section 12(c)(ii) at the time and place and in the condition specified herein, all obligations of Lessee under this Lease shall continue in effect with respect to the Aircraft until the Aircraft is so returned to Lessor and Lessee shall pay to Lessor an amount equal to the average daily Basic Rent payable by Lessee during the Term for each day after the end of the Term to but excluding the day of such return; provided, however, that this Section 12(e) shall not be construed as permitting
--------  -------
Lessee to fail to meet its obligations to return the Aircraft or the documents referred to in Section 12(c)(ii) in accordance with the requirements hereof or constitute, or be deemed to constitute, a waiver of any Event of Default resulting from Lessee's failure to return the Aircraft or such documents or otherwise; and provided, further, that Lessee shall not be responsible for
               --------  -------
Lessor's failure to accept return of the Aircraft and the documents referred to in accordance with the requirements hereof in a timely manner or for any rent with respect to periods after Lessee has tendered the Aircraft and the documents referred to in

Section 12(c)(ii) for return in accordance with this Lease, provided however
                                                            -------- -------
that if Lessor's inspection of the Aircraft and the documents referred to in
Section 12(c)(ii), which inspection shall be conducted in good faith and timely manner, reveals any discrepancy from the condition required by the provisions of this Section 12, Lessee shall continue to pay rent in accordance with this
Section 12(e) until the Aircraft and the documents referred to in Section 12(c)(ii) are returned to the Lessor in accordance with this Lease. Any rent owed to Lessor pursuant to this Section 12(e) shall be payable upon acceptance of the Aircraft and the documents referred to in Section 12(c)(ii) by Lessor.

               (f) Storage and Related Matters.
                   ---------------------------

               If Lessor gives written notice to Lessee not less than 60 days nor more than 180 days prior to the end of the Term requesting storage of the Aircraft upon its return hereunder, Lessee will provide Lessor, or cause Lessor to be provided, with outdoor parking facilities for the Aircraft for a period up to 60 days, commencing on the date of such return, at such storage facility in the 48 contiguous states of the United States as Lessee may select. Lessee shall, at Lessor's written request, maintain insurance (if available) for the Aircraft during such storage period, provided that Lessor shall reimburse Lessee
                                     --------
for Lessee's out-of-pocket cost of providing such insurance. Such storage shall be at Lessor's risk, and Lessor shall pay all applicable storage fees, except that Lessee shall pay the parking fees for the initial 60 day storage period; provided that Lessee's obligation to provide parking shall be subject to Lessee
--------
and Lessor entering into an agreement prior to the commencement of the storage period with the storage facility providing, among other things, that Lessee shall pay only the parking fees for the initial storage period of up to 60 days and that Lessor shall bear all maintenance charges and other costs incurred relating to such storage.

Section 13.    Renewal Option and Purchase Options.
               -----------------------------------

               (a) Renewal Terms.
                   -------------

               Subject to the final sentence of this Section 13(a), upon expiration of the Basic Term, the Lessee shall have the right to extend this Lease for a period of two years (the "Fixed Renewal Period") or for two successive periods of one year (an extension for the Fixed Renewal Period and each such period of one year, each a "Fixed Renewal Term"), provided that the aggregate term of all Fixed Renewal Terms shall not exceed two years. Subject to the final sentence of this Section 13(a), at the end of the Fixed Renewal Period, the Lessee shall have the right to extend this Lease for any number of successive periods of one year each (each a "Fair Market Value Renewal Term"; each Fixed Renewal Term and each Fair Market Value Renewal Term, being hereinafter sometimes called a "Renewal Term") provided that the aggregate term of all Fair Market Value Renewal Terms shall not exceed four years and the aggregate term of all Renewal Terms shall not exceed six years. A Fixed Renewal Term will commence at the end of the Basic Term or the preceding Fixed Renewal Term, as the case may be, and a Fair Market Value Renewal Term will commence at the end of the Fixed Renewal Period or the preceding Fair Market Value Renewal Term, as the case may be (it being understood that a Fixed Renewal Term may not follow a Fair Market Value Renewal Term).

Such right to extend this Lease shall be exercised upon notice to the Lessor, specifying the nature and duration of the Renewal Term, not less than 210 days nor more than 365 days before the expiration of the Basic Term or the preceding Renewal Term, as the case may be. Such notice shall be irrevocable except that in the event the Lessee gives such notice to the Lessor 240 or more days before the end of the Basic Term or the Renewal Term then in effect, as the case may be, the Lessee may revoke its election to extend this Lease within 15 days following the determination of the Fair Market Rental Value of the Aircraft but in no event later than 210 days prior to the end of the preceding Renewal Term. If the Lessee requests a determination of Fair Market Rental Value at least 240 days before the expiration of a Renewal Term, the Lessor and the Lessee shall comply in a timely manner with their respective obligations under the definition of "Fair Market Rental Value" to allow any appraisal of Fair Market Rental Value to be completed in sufficient time to permit the Lessee to exercise the revocation right provided above. If no Specified Default shall have occurred and be continuing on the date of such notice or on the date of the commencement of any Renewal Term, then this Lease shall be extended for the additional period of such Renewal Term as specified in such notice on the same conditions as provided for herein. The Basic Rent payable per annum during any Fixed Renewal Term shall be the Renewal Rental Rate identified on Exhibit B. The rental payable per annum during any Fair Market Value Renewal Term shall be the then Fair Market Rental Value for the Aircraft. Such rental during each Renewal Term shall be payable semi-annually in arrears. The Termination Value of the Aircraft during each Renewal Term shall be equal to the sum of (x) the Fair Market Sales Value for the Aircraft at the beginning of such Renewal Term declining on a straight line basis to the projected Fair Market Sales Value for the Aircraft at the end of such Renewal Term, but in both cases determined prior to the commencement of such Renewal Term, plus (y) accrued Basic Rent through the applicable Termination Date (other than a Termination Date coinciding with a Basic Rent Payment Date). If the Lessee elects to extend this Lease for a Renewal Term pursuant to this Section 13(a), the Lessor and the Lessee shall enter into a supplement or amendment to this Lease setting forth the Termination Dates during such Renewal Term, the Termination Values as of such Termination Dates, the Basic Rent Payment Dates during such Renewal Term and the Basic Rent payable on such Basic Rent Payment Dates. Lessee's right to renew this Lease at the end of the Basic Term is subject to the condition precedent that the Owner Participant shall have agreed in writing with Lessee not to demand payment of the Payment Amount (as defined in the Residual Agreement) pursuant to Section 4(a) of the Residual Agreement within the period specified therein (unless an Event of Default shall thereafter occur and be continuing).

          (b)  Lessee's Purchase Options.
               -------------------------

               (i) Rights to Purchase.
                   ------------------

          The Lessee shall have the right upon notice as provided herein to purchase the Aircraft (A) on the EBO Date for a price equal to the EBO Amount;
(B) upon the termination of the Basic Term a price equal to the then Fair Market Sales Value of the Aircraft; or (C) at the end of any Renewal Term for a price equal to the then Fair Market Sales Value of the Aircraft; in each case as long as no Event of Default of the type referred to in Section 16(f), (g) or (h) hereof shall have occurred and be continuing on the date of purchase. In the event the Lessee elects to purchase the Aircraft pursuant to clause (A) of this Section 13(b)(i), then upon the payment by the Lessee of (I) an amount equal to the excess of (1) the sum of (x) the EBO Amount plus (y) the amount, if any, set forth opposite the EBO Date in Exhibit D in the column with the heading "Deferred Basic Rent Amount" over (2) the amount, if any, set forth opposite the EBO Date in Exhibit D in the column with the heading "Prepaid Basic Rent Amount", (II) the Basic Rent, if any, payable on the EBO Date, (III) all unpaid Basic Rent, if any, payable before the EBO Date and (IV) all Supplemental Rent then due and payable hereunder (including any Supplemental Rent then due and payable hereunder (including any Supplemental Rent payable in respect of Breakage Cost), the Term shall end and the obligations of the Lessee to pay Rent hereunder (except for Supplemental Rent obligations surviving pursuant to Section 3(c), Articles 6 and 7 of the Participation Agreement or the Tax Indemnity Agreement or which have otherwise accrued but not been paid as of the date of such payment) shall cease, and the Lessor shall convey to the Lessee all right, title and interest of the Lessor in and to the Aircraft on an "as-is, where is" basis, without recourse or warranty except a warranty against Lessor's Liens. In the event the Lessee elects to purchase the Aircraft pursuant to clause (B) or (C) of this Section 13(b)(i), then upon the payment by the Lessee of the purchase price for the Aircraft and the Basic Rent, if any, payable on the date of purchase, together with all unpaid Basic Rent, if any, payable before such date and all Supplemental Rent then due and payable hereunder (including any Supplemental Rent payable in respect of Breakage Cost), the Term shall end and the obligations of the Lessee to pay Rent hereunder (except for Supplemental Rent obligations surviving pursuant to Section 3(c), Articles 6 and 7 of the Participation Agreement or the Tax Indemnity Agreement or which have otherwise accrued but not been paid as of the date of such payment) shall cease, and the Lessor shall convey to the Lessee all right, title and interest of the Lessor in and to the Aircraft on an "as-is, where is" basis, without recourse or warranty except a warranty against Lessor's Liens.

                (ii)  Option to Assume Equipment Notes.
                      --------------------------------

          In the event the Lessee elects to purchase the Aircraft pursuant to clause (A) of Section 13(b)(i), the Lessee may, at its election, assume the payment obligations of the Lessor with respect to such Equipment Notes as contemplated by Section 5.10 of the Participation Agreement, in which case the purchase price to be paid by the Lessee shall be reduced by an amount equal to the principal of the Equipment Notes so assumed by the Lessee.

                (iii) Notice of Exercise of Option.
                      ----------------------------

          The Lessee's right to purchase provided for in clause (B) or (C) of
Section 13(b)(i) shall be exercised upon written notice to the Lessor not less than 180 days nor more than 365 days before the applicable date of purchase provided in such clause (B) or (C) as the case may be. Such notice shall be irrevocable, except that where the purchase price is or may be measured by the Fair Market Sales Value of the Aircraft the Lessee may revoke its exercise of an option to purchase the Aircraft within 15 days following the determination of such Fair Market Sales Value, but in no event later than 180 days prior to the applicable date of purchase provided in such clause (B) or (C), as the case may be. The Lessee's right to purchase provided for in clause (A) of
Section 13(b)(i) shall be exercised upon written notice to the Lessor not less than 90 days nor more than 365 days before the EBO Date and shall be irrevocable when given.

Section 14.   Voluntary Termination for Obsolescence.
              --------------------------------------

               (a) Termination by Sale of Aircraft.
                   -------------------------------

               So long as no Specified Default shall have occurred and be continuing, the Lessee shall have the right at its option five years or more after commencement of the Basic Term on at least 180 days', but not more than 365 days', prior written notice (which notice shall be irrevocable, except as provided below) to the Lessor, specifying a proposed date of termination which shall be a Termination Date, to terminate this Lease if the chief financial officer of the Lessee shall have certified in writing to the Lessor that the Aircraft shall have become obsolete or shall be surplus to the Lessee's equipment requirements. Subject to the Lessor's preemptive election under
Section 14(c), during the period following the giving of such notice of termination until the Termination Date, the Lessee, as agent for the Lessor, shall endeavor to sell the Aircraft "as is", without any warranty by the Lessor or the Lessee except as to the Lessor's title, on behalf of the Lessor. If Lessee receives any bid, it shall at least 10 Business Days prior to the proposed day of sale, certify to Lessor in writing the amount and terms of such bid, such proposed date of sale and the name and address of the potential buyer (which shall not be Lessee or any Affiliate or any Person with whom Lessee or any Affiliate has any arrangement or understanding for the future purchase, lease, operation or use of the Aircraft). Lessor may also solicit bids directly or through agents other than Lessee. So long as the Lessor has not exercised its preemptive election under Section 14(c), the Lessee may, by notice to the Lessor, withdraw its notice of termination at any time on or before the date 10 days prior to the proposed Termination Date (unless such withdrawal is due to the cancellation of the proposed purchase of the Aircraft by the potential buyer in which event such notice may be given at any time on or prior to the proposed Termination Date), and thereupon this Lease shall continue in full force and effect. Withdrawal of notice of termination shall not exhaust the Lessee's right to give a further notice of termination as provided herein; provided that Lessee shall not be entitled to give more than two such notices (excluding one notice of termination which has been withdrawn due to the cancellation of the proposed purchase of the Aircraft by the potential buyer). Unless the Lessee shall withdraw its notice of termination as stated above or the Lessor shall have made a preemptive election to take possession of the Aircraft in accordance with
Section 14(c), on the Termination Date, or such other date of sale as shall be consented to in writing by the Lessor and the Lessee, which date shall thereafter be deemed the Termination Date, the Lessee shall, upon payment in full of the amounts described in Section 14(b), deliver the Airframe and Engines or engines installed thereon to the party which shall have prior to such date submitted the highest bona fide cash bid to close such sale and purchase of the same, in the same manner as if delivery were being made to the Lessor pursuant to Section 12, and shall duly transfer to such party title to any engines which are not Engines delivered with the Airframe in accordance with the terms of
Section 12. The Lessor shall, in "as-is, where-is" condition, without recourse or warranty (except a warranty as to the absence of Lessor's Liens), simultaneously therewith sell and convey title to the Airframe and the Engines or engines conveyed to the Lessor as provided in
Section 12 for cash to such party and request that the Indenture Trustee release the Aircraft from the Lien of the Indenture. Upon the sale of the Airframe and the Engines or engines conveyed to the Lessor as provided in Section 12 pursuant to this Section 14 and receipt by the Lessor of all amounts referred to in
Section 14(b), the Lessor will transfer to the Lessee, in "as-is, where-is" condition, without recourse or warranty (except a warranty as to the absence of Lessor's Liens), all right, title and interest of the Lessor in and to any Engines constituting part of the Aircraft but which were not delivered to the purchaser with the Airframe. The Lessee shall pay all out of pocket expenses of the Lessor, Owner Participant, the Noteholders and Indenture Trustee in connection with any termination or proposed termination of this Lease (including without limitation any Breakage Costs and, in the case of any proposed termination that fails to close and as to which the Indenture Trustee is not given at least three Business Day's notice of such failure, any costs of the Noteholders associated with the reestablishment of its funding and interest with hedging arrangements), except that Lessee shall not be responsible for such expenses of the Lessor or the Owner Participant in the event the Lessor exercises its preemptive election under Section 14(c) and thereafter fails to perform its obligations under such Section.

          (b) Payments Due Upon Sale of Aircraft.
              ----------------------------------

          The total selling price realized at any sale of the Airframe and Engines or engines installed thereon in accordance with this Section 14 shall be retained by the Lessor (or, prior to the discharge of the Indenture, the Indenture Trustee) and, in addition, on the Termination Date, the Lessee shall pay to the Lessor or, in the case of Supplemental Rent, to the Persons entitled thereto, in immediately available funds, an amount equal to the sum of (A) the excess, if any, of (x) the Termination Value as of the Termination Date, over
(y) the net proceeds of the sale of the Aircraft, plus (B) all unpaid Supplemental Rent due on or before the Termination Date (including Breakage
Cost), plus (C) an amount equal to the excess of (1) the sum of (x) the Basic Rent, if any, payable on the Termination Date plus (y) the amount, if any, set forth opposite the Termination Date in Exhibit D in the column with the heading "Deferred Basic Rent Amount", over (2) the amount, if any, set forth opposite the Termination Date in Exhibit D in the column with the heading "Prepaid Basic Rent Amount", plus (D) all unpaid Basic Rent, if any, payable before the Termination Date, plus (E) the reasonable fees and expenses of the Participants, the Indenture Trustee and Lessor in connection therewith, plus (F) any sales, transfer or similar Taxes incurred on such sale.

          (c) Preemptive Election by Lessor.
              -----------------------------

          Notwithstanding the foregoing provisions of this Section 14, the Lessor may, not later than 90 days prior to the proposed Termination Date, notify the Lessee of its preemptive election to take possession of the Aircraft, which notice shall be accompanied by an irrevocable undertaking by the Lessor to pay to the Indenture Trustee, concurrently with the payment by the Lessee of the amounts specified in clauses (A), (B) and (C) of this Section 14(c), the amount required to pay in full (after giving effect to any installment of Basic Rent due and payable on such date) the aggregate unpaid principal amount of the outstanding Equipment Notes. Upon payment by the Lessor of such amount to the Indenture Trustee, and payment of any Basic Rent due on such date and all other amounts payable by the Lessee under this Section 14(c), the Lessee shall have no obligation to pay Termination Value. On the Termination Date, concurrently with the payment by the Lessor of such amount to the Indenture Trustee, the Lessee shall deliver the Airframe and Engines or engines installed thereon to the Lessor in accordance with Section 12 and shall pay to the Lessor or, in the case of Supplemental Rent, to the Persons entitled thereto, (A) all unpaid Basic Rent, if any, payable on or before the Termination Date, (B) an amount equal to the excess of
(1) the sum of (x) the Basic Rent, if any, payable on the Termination Date plus
(y) the amount, if any, set forth opposite the Termination Date in Exhibit D in the column with the heading "Deferred Basic Rent Amount", over (2) the amount, if any, set forth opposite the Termination Date in Exhibit D in the column with the heading "Prepaid Basic Rent Amount", and (C) all unpaid Supplemental Rent due on or before or after the Termination Date (including Breakage Cost), and the Lessor shall transfer to the Lessee title to any Engines constituting part of the Airframes but which were not then installed on the Aircraft as provided in Section 12(b). If the Lessor, having given notice of a preemptive election, shall fail to perform any of its obligations pursuant to this Section 14(c) and as a result thereof this Lease shall not be terminated on a proposed Termination Date, the Lessee may at its option at any time thereafter submit a new termination notice but the Lessor may only be entitled to exercise on one additional occasion its preemptive election to retain the Aircraft upon a subsequent termination pursuant to this Section 14.

          (d) Termination of Lease.
              --------------------

          Upon delivery by the Lessee of the Airframe and Engines or engines installed thereon and payment by the Lessee of all amounts payable by the Lessee under either Section 14(b) or 14(c), as the case may be, the obligations of the Lessee to pay Rent (except for Supplemental Rent obligations surviving pursuant to the second sentence of Section 3(c) and Articles 6 and 7 of the Participation Agreement or the Tax Indemnity Agreement or which have otherwise accrued but not paid as of the Termination Date) shall cease and the Term shall end. In the event of any sale of the Aircraft by the Lessor pursuant to Section 14(a), the Lessee shall be entitled to offset against amounts payable by the Lessee under
Section 14(b), the amount, by which, the amount specified in clause (C)(2) of
Section 14(b) exceeds the aggregate amount specified in clause (C)(1) of Section 14(b). In the event the Lessee delivers the Aircraft to the Lessor on the Termination Date pursuant to Section 14(c), the Lessee shall be entitled to offset against amounts payable by the Lessee under Section 14(c), the amount, by which the amount, specified in clause (B)(2) of Section 14(c) exceeds the aggregate amount specified in clause (B)(1) of Section 14(b).

          (e) Effect of No Sale or Preemptive Delivery to Lessor.
              --------------------------------------------------

          If on the Termination Date no sale of the Aircraft shall have occurred and the Lessee has not delivered the Aircraft to the Lessor pursuant to Section 14(c), the Lessee's notice given pursuant to Section 14(a) shall be deemed to be withdrawn as of such date and this Lease shall continue in full force and effect, without prejudice, however, to any claims the Lessee may have against any Person under the Participation Agreement or otherwise if a failure to deliver the Aircraft to the Lessor pursuant to Section 14(c) shall have been due to a failure of the Lessor to make the payment by the Lessor provided for in such Section.

               (f) No Duty on Part of Lessor.
                   -------------------------

               Lessor shall be under no duty to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take any action in connection with any such sale other than to cooperate with such efforts as Lessee may reasonably request and to make the transfers described in the last two sentences of Section 14(a).


Section 15.    Investment of Security Funds.
               ----------------------------

               Any monies paid to or retained by the Lessor which are required to be paid to the Lessee or applied for the benefit of the Lessee (including, without limitation, amounts payable to the Lessee under Sections 8 and 9), but which the Lessor is entitled to hold under the terms hereof pending the occurrence of some event or the performance of some act (including, without limitation, the remedying of a Specified Default), shall, until paid to the Lessee or applied as provided herein, be invested by the Lessor (or, if the Indenture shall not have been discharged, the Indenture Trustee) from time to time at the direction, risk and expense of the Lessee in Permitted Investments, subject, in the case of investments by the Indenture Trustee to the terms of
Section 5.08 of the Indenture. There shall be promptly remitted to the Lessee any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) unless a Specified Default shall have occurred and be continuing, in which case such gains shall be held or applied in accordance with the preceding sentence. The Lessee will promptly pay to the Indenture Trustee or the Lessor, as the case may be, on demand, the amount of any loss realized as the result of any such investment (together with any fees, commissions and other expenses, if any, incurred in connection with such investment).

Section 16.    Events of Default.
               -----------------

               The following events shall constitute Events of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and each such Event of Default shall be deemed to exist and continue so long as, but only so long as, it shall not have been remedied:

               (a) The Lessee shall fail to make any payment of (i) Basic Rent, Termination Value or a payment required by clause (iii) of the second sentence of Section 3(c) or by

     Section 8(a)(ii)(C), clause (I) of the second sentence of Section 13(b)(i) or clause (C) of the first sentence of Section 14(b), in each case when due, and such failure shall continue for a period of 5 Business days or
     (ii) Supplemental Rent (other than Termination Value or the payment required by clause (iii) of the second sentence of Section 3(c) or by
     Section 8(a)(ii)(C), clause (I) of the second sentence of Section 13(b)(i) or clause (C) of the first sentence of Section 14(b)) within 15 Business Days after receipt by the Lessee of a written demand therefor from the Lessor or the Person entitled to such payment, provided, that in the case
                                                    --------
     of Supplemental Rent which constitutes an Excluded Payment, such demand shall only be effective for purposes of this paragraph (a) if sent by the Owner Participant or the Lessor and such failure shall not become an Event of Default until the Owner Participant shall have notified the Indenture Trustee that it has elected to treat such failure as an Event of Default;

               (b) The Lessee shall fail to procure and maintain insurance required pursuant to Section 9 or such insurance shall be canceled or lapse; provided that such lapse or cancellation shall not constitute an
            --------
     Event of Default until the earlier of 30 days after receipt by the Lessor or the Indenture Trustee of notice of such lapse or cancellation or the date that the lapse or cancellation is effective as to the Lessor, the Owner Participant or the Indenture Trustee;

               (c) The Lessee shall operate the Aircraft after having received notice that the public liability insurance required by Section 9(a) has lapsed or has been canceled;

               (d) The Lessee shall fail to perform or observe any other covenant or condition to be performed or observed by it hereunder or under any other Operative Agreement (other than the Tax Indemnity Agreement), and such failure shall continue unremedied for a period of 30 days after delivery of notice of such failure from the Lessor to the Lessee, unless such failure is curable and the Lessee shall, after the delivery of such notice, be diligently proceeding to correct such failure and shall in fact correct such failure 180 days after delivery of such notice;

               (e) Any representation or warranty made by the Lessee herein or in any Operative Agreement or in any certificate required to be delivered by the Lessee pursuant thereto (other than the Tax Indemnity Agreement) shall prove to have been incorrect in any material respect when made and shall remain material at the time in question and shall not be remedied (together with any related material adverse consequences) within 30 days after notice thereof has been given to the Lessee by the Lessor, unless such incorrectness is curable and Lessee shall, after delivery of such notice, be diligently proceeding to correct such failure and shall in fact correct such failure (together with any related material adverse consequences) within 180 days after the delivery of such notice;

               (f) The Lessee shall consent to the appointment of or taking possession by a receiver, assignee, custodian, sequestrator, trustee or liquidator (or other similar official) of itself or of a substantial part of its property, or the Lessee shall fail or shall admit in writing its inability to pay its debts generally as they come due (as provided in 11 U.S.C. (S) 303(h)(1)), or shall make a general assignment for the benefit of its creditors, or the Lessee shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking liquidation, reorganization or other relief with respect to itself or its debts under any applicable bankruptcy or insolvency or similar laws, as now or hereafter constituted or any other applicable Federal or State bankruptcy, insolvency or other similar law or shall consent to the entry of an order for relief in an involuntary case under any such law or the Lessee shall file an answer admitting the material allegations of a petition filed against the Lessee in any such proceeding, or otherwise seek relief under the provisions of any now existing or future Federal or State bankruptcy, insolvency or other similar law providing for the reorganization or winding-up of corporations, or providing for an agreement, composition, extension or adjustment with its creditors;

               (g) An order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of the Lessee, a receiver, trustee or liquidator of the Lessee or of any substantial part of its property, or any substantial part of the property of the Lessee shall be sequestered, and any such order, judgment of decree of appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of 90 days after the date of entry thereof;

               (h) A petition against the Lessee in a proceeding under any applicable bankruptcy laws or other insolvency or similar laws as now or hereafter in effect shall be filed and shall not be withdrawn or dismissed within 90 days thereafter, or, in the case the approval of such petition by a court of competent jurisdiction is required, the petition as filed or amended shall be approved by such a court as properly filed and such approval shall not be withdrawn or the proceeding dismissed within 90 days thereafter, or a decree or order for relief in respect of the Lessee shall be entered by a court of competent jurisdiction in an involuntary case under such bankruptcy, insolvency or similar laws, as now or hereafter constituted and such decree or order shall remain unstayed in effect for a period of 90 days, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to the Lessee, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Lessee or of any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 90 days;

               (i) So long as the Indenture is in effect or, after foreclosure of the Lien of the Indenture, so long as the Indenture Trustee or its nominee holds title to the Aircraft, final judgment or judgments for the payment of money in excess of $5,000,000 (which is not covered by insurance) shall be outstanding against the Lessee for more than thirty
     (30) days from the date of its entry and has not been satisfied or discharged in full, vacated, bonded (in a manner sufficient to stay enforcement) or stayed, provided that, so long as neither the
                             --------

     Lessee nor an Affiliate of the Lessee is the Owner Participant, the event described in this Section 16(i) shall only constitute an Event of Default if the Owner Participant shall have notified the Indenture Trustee in writing that it agrees to treat such event as an Event of Default;

               (j) The Lessee shall cease to be or shall be suspended as a Certificated Air Carrier and such circumstance results in the inability of the Lessee to operate aircraft in revenue service and such condition shall continue for a period of thirty (30) days;

               (k) If, at any time after the Lien of the Indenture (and any other indenture or security agreement entered into in connection with a refinancing pursuant to Article 13 of the Participation Agreement) has been discharged in accordance with its terms or the Owner Participant has purchased the Equipment Notes (or the evidences of indebtedness under any such other indenture or security agreement), any "Event of Default" as defined in any Specified Lease shall occur and be continuing; or

               (l) the Lessee shall default in the observance or performance of any agreement relating to any Indebtedness (as hereinafter defined) or contained in any instrument or agreement evidencing, securing or relating thereto, the effect of which default being that any outstanding Indebtedness in excess of $10,000,000 or more has become payable prior to its stated maturity or due date (and such acceleration is not (i) being contested in good faith by appropriate measures or (ii) in the case of any Indebtedness of the type described in clause (C) below, satisfied by the Lessee promptly upon the same becoming due); it being understood and agreed for purposes of this Section 16 that "Indebtedness" means the Lessee's obligations for (A) borrowed money, (B) under any lease, or (C) under any agreement whereby the Lessee guarantees the obligations of any other Person for borrowed money or under a lease by such Person provided that, so long
                                                        --------
     as (x) neither the Lessee nor an Affiliate of the Lessee is the Owner Participant and (y) the amount of any such accelerated Indebtedness is less than $25,000,000, the event described in this Section 16(l) shall only constitute an Event of Default if the Owner Participant shall have notified the Indenture Trustee in writing that it agrees to treat such event as an Event of Default;

provided that, notwithstanding anything to the contrary contained in this Lease,
--------
any failure of the Lessee to perform or observe any covenant, condition, or agreement herein shall not constitute an Event of Default under clause (d) above if such failure is caused solely by reason of an event referred to in the definition of "Event of Loss" so long as the Lessee is continuing to comply with
               -------------
the applicable terms of Section 8.

Section 17.   Remedies.
              --------

               Upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing, the Lessor may, at its option, declare this Lease to be in default by a notice to the Lessee (provided that this Lease shall be deemed to have been declared in
               --------
default without the necessity of such notice upon the occurrence of any Event of Default described in paragraph (f), (g) or (h) of Section 16); and at any time thereafter so long as the Lessee shall not have remedied all outstanding Events of Default, the Lessor may do, and the Lessee shall comply with, one or more of the following with respect to the Airframe and all or any part of the Engines, as the Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, Applicable Law then in effect; provided that during any period the Aircraft is subject to the
                --------
Civil Reserve Air Fleet Program in accordance with the provisions of Section 5(b) and in the possession of the United States government or an instrumentality or agency thereof, the Lessor shall not, on account of any Event of Default, be entitled to do any of the following in such manner as to limit the Lessee's control under this Lease (or any sublessee's control under any sublease permitted by the terms of this Lease) of any Airframe or any Engines, unless at least 60 days' (or such lesser period, if any, as may then be applicable under the Military Airlift Command Program of the United States Government) prior notice of default hereunder shall have been given by the Lessor by registered or certified mail to the Lessee (or any sublessee) with a copy addressed to the Contracting Office Representative for the Military Airlift Command of the United States Air Force under any contract with Lessee (or any sublessee) relating to the Aircraft:

               (a) Cause the Lessee, upon the written demand of the Lessor and at the Lessee's expense to, and the Lessee shall, promptly return the Airframe and all or such part of the Engines as the Lessor may demand to the Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Section 12 as if the Airframe and such Engines were being returned at the end of the Term; or the Lessor, at its option, may cause public officials acting pursuant to judicial order obtained in summary proceedings or otherwise to enter upon the premises where the Airframe or any or all Engines are located or reasonably believed to be located and take immediate possession of and remove the Airframe or such Engines, and the Lessee shall comply therewith, all without liability to the Lessor for or by reason of such entry or taking possession or removal, whether for the restoration of damage to property caused by such taking possession or removal; or otherwise; and the Lessee shall promptly execute and deliver to the Lessor such instruments of title or other documents as the Lessor may deem necessary or advisable to enable the Lessor or its agent to obtain possession of the Airframe or the Engines, provided that if the Lessee shall for any reason fail to execute and
     --------
     deliver such instruments and documents after such request, the Lessor shall be entitled to a judgment for specific performance, conferring the right to immediate possession upon the Lessor and requiring the Lessee to execute and deliver such instruments and documents to the Lessor;

               (b) Sell or otherwise dispose of all or any part of the Aircraft, at public or private sale, whether or not the Lessor shall at the time have possession thereof, as the Lessor may determine, or hold, use, operate, lease to others or keep idle all or any part of the Aircraft, Airframe or any Engine as the Lessor, in its sole discretion, may determine, in any such case free and clear of any rights or claims of whatsoever kind of the Lessee except as hereinafter set forth in this Section 17 and without any duty to account to the Lessee with respect to such action or inaction or for any proceeds with respect thereto except to the extent required by paragraph (d) below in the event the Lessor elects to exercise its rights under said paragraph in lieu of its rights under paragraph (c) below;

               (c) Whether or not the Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (a) or paragraph (b) above with respect to the Aircraft, the Lessor, by written notice to the Lessee specifying a payment date (which shall be a Termination Date) not earlier than 10 days from the date of such notice, may require the Lessee to pay to the Lessor, and the Lessee shall pay to the Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty, (i) any installment of Basic Rent due before such payment date, plus (ii) an amount equal to the excess, if any, of (A) the sum of (1) the amount, if any, set forth opposite such payment date in Exhibit D in the column with the heading "Deferred Basic Rent Amount" plus (2) if such payment date is a Basic Rent Payment Date, the Basic Rent, if any, payable on such Basic Rent Payment Date, over (B) the amount, if any, set forth opposite such payment date in Exhibit D in the column with the heading "Prepaid Basic Rent Amount", plus
     (iii) an amount equal to the excess, if any, of (A) Termination Value for the Aircraft, determined as of such payment date over (B) the Fair Market Sales Value for the Aircraft, computed as of such payment date, together with interest, to the extent permitted by Applicable Law, at the Past Due Rate on the amounts specified in the foregoing clauses (i), (ii) and (iii) of this paragraph (c), from such payment date, to the date of actual payment of such amounts; provided that, in any such instance in which the
                              -------- ----
     Lessor is unable to repossess the Aircraft due to circumstances not relating to or caused by any Lessee Person and the Fair Market Sales Value thereof is deemed to be zero, upon receipt of any such payment under this paragraph (c) and all other amounts due hereunder, the Lessor shall convey, as-is, where-is, without recourse or warranty, other than a warranty against Lessor's Liens, to the Lessee all right, title and interest of the Lessor in and to the Airframe and Engines, and execute and deliver to the Lessee such bills of sale and other documents and instruments as the Lessee may reasonably request to evidence such conveyance;

               (d) In the event the Lessor, pursuant to paragraph (b) above, shall have sold the Aircraft upon reasonable notice to the Lessee, the Lessor in lieu of exercising its rights under paragraph (c) above with respect to the Aircraft, may, if it shall so elect, require the Lessee to pay the Lessor, and the Lessee shall pay to the Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent due after the date on which such sale occurs but in addition to any installment of Basic Rent due up to the date on which such sale occurs, (i) the amount of any deficiency of the net proceeds of such sale below the Termination Value of the Aircraft, determined as of the Termination Date immediately preceding the date of such sale (or the Termination Date coinciding with the date of such sale if the date of such sale is a Termination Date), together with interest, to the extent permitted by Applicable Law, at the Past Due Rate on the amount of such deficiency from such Termination Date to the date of actual payment, plus
     (ii) an amount equal to the excess, if any, of (A) the sum of (1) the amount, if any, set forth opposite such Termination Date in Exhibit D in the column with the heading "Deferred Basic Rent Amount" plus (2) if such Termination Date is a Basic Rent Payment Date, the Basic Rent, if any, payable on such Basic Rent Payment Date, over (B) the amount, if any, set forth opposite such Termination Date in Exhibit D in the column with the heading "Prepaid Basic Rent Amount", together with interest, to the extent permitted by Applicable Law, at the Past Due Rate on the amount of such excess from such Termination Date to the date of actual payment; and

               (e) (i) Rescind, cancel or terminate this Lease or (ii) exercise any other right or remedy which may be available under Applicable Law or proceed by appropriate court action to enforce the terms hereof or to recover damages (but in all events consistent with the liquidation of damages agreement set forth herein) for the breach hereof.

In addition, the Lessee shall be liable for any unpaid Supplemental Rent due hereunder before or after any termination hereof (which obligations shall survive following such termination), including all reasonable costs and expenses including attorney's fees and disbursements incurred by the Lessor, the Owner Participant, the Noteholders or the Indenture Trustee by reason of the occurrence of any Event of Default or the exercise of the Lessor's remedies with respect thereto including without limitation all costs and expenses incurred in connection with the return of the Airframe or any Engine in accordance with, and in the condition required by, the terms of Section 12 or any appraisal of the Aircraft required for purposes of this Section 17. At any sale of the Aircraft, the Airframe or any Engine, or portion thereof pursuant to this Section 17, the Owner Participant may bid for and purchase such property. Except as otherwise expressly provided above, no remedy referred to in this Section 17 is intended to be exclusive (but the liquidation of damages provided in this Section 17 shall, to the extent required by Applicable Law, be the exclusive liquidated damages remedy), but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to the Lessor for the Event of Default at law or in equity; and the exercise or beginning of exercise by the Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by the Lessor of any or all such other remedies. No express or implied waiver by the Lessor of any Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default.

               If the Lessor by written notice specifies a payment date under paragraph (c) of this Section 17, subject to the provisions of Section 3(f)(ii) the Lessee shall be entitled to offset against any amounts due under this
Section 17 the amount by which the amount specified in clause (ii)(B) of such paragraph (c) exceeds the aggregate amount specified in clause (ii)(A) of such paragraph (c).

               If the Lessor shall have sold the Aircraft and shall exercise its rights under paragraph (d) of this Section 17, subject to the provisions of
Section 3(f)(ii) the Lessee shall be entitled to offset against any amounts due under this Section 17 the amount by which the amount specified in clause (ii)(B) of such paragraph (d) exceeds the aggregate amount specified in clause (ii)(A) of such paragraph (d).

Section 18.    Lessor's Right to Perform for the Lessee.
               ----------------------------------------

               If the Lessee fails to make any payment of Rent required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein the Lessor may, upon prior notice to the Lessee, itself make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the reasonable expenses of the Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Past Due Rate, shall be deemed Supplemental Rent, payable by the Lessee upon demand; provided that no such payment or performance by the Lessor shall be deemed to
--------
cure any Default or Event of Default under this Lease or relieve the Lessee of any of its obligations hereunder; provided further that nothing in this Section
                                  --------
18 shall be deemed to permit the Lessor to exercise any control over the operation or maintenance of the Aircraft or any part thereof while it is being utilized in the air transportation services of the Lessee or any Permitted Sublessee without the consent of the Lessee; provided further that the
                                             --------
provisions of this Section 18 shall not affect Lessor's right to exercise its remedies under Section 17 upon the occurrence and continuance of an Event of Default.

Section 19.    Bankruptcy.
               ----------

               It is the intention of the parties that the Lessor (and the Indenture Trustee as assignee of the Lessor under the Indenture) shall be entitled to the benefits of 11 U.S.C. (S) 1110 with respect to the right to repossess the Airframe, Engines and Parts as provided herein, and in any circumstances where more than one construction of the terms and conditions of this Lease is possible, a construction which would preserve such benefits shall control over any construction which would not preserve such benefits or would render them doubtful. To the extent consistent with the provisions of 11 U.S.C.
(S) 1110 or any analogous section of the Federal bankruptcy laws, as amended from time to time, it is hereby expressly agreed and provided that, notwithstanding any other provisions of the Federal bankruptcy laws, as amended from time to time, any right of the Lessor to take possession of the Aircraft in compliance with the provisions of this Lease shall not be affected by the provisions of 11 U.S.C. (S) 362 or 363, as amended from time to time, or any analogous provisions of any superseding statute or any power of the bankruptcy court to enjoin such taking of possession.

Section 20.    Assignment: Benefit and Binding Effect.
               --------------------------------------

               (a) Assignment by the Lessee.
                   ------------------------

               The Lessee may not, without the prior written consent of the Lessor and the Owner Participant, assign any of its rights hereunder except as otherwise expressly provided herein.

               (b) Assignment by the Lessor.
                   ------------------------

               The Lessor's interest in this Lease has been assigned as security to the Indenture Trustee pursuant to the Indenture for the benefit of the holders from time to time of the Equipment Notes, and the Lessee acknowledges due notice of, and consents to, such security assignment. Lessee agrees that, until the Lien of the Indenture has been duly discharged, any notice, financial statement, insurance report, opinion of counsel, officer's or other certificate, evidence of title, or other documents, records agreement or communication which Lessee is required to deliver to Lessor pursuant to this Lease, also shall be delivered contemporaneously and addressed to the Indenture Trustee, and Lessee agrees that until the Lien of the Indenture has been duly discharged, the Indenture Trustee shall have the right, but shall not be obligated, to make requests, grant or withhold consents or approvals, make elections and select options hereunder as provided in Section 5.09 of the Indenture. Notwithstanding the assignment of this Lease pursuant to the Indenture, the obligations of Lessor to Lessee to perform the terms and conditions of this Lease shall remain in full force and effect. Lessee further acknowledges that the Indenture provides that, except as otherwise expressly provided in Section 5.09 of the Indenture, so long as the Equipment Notes are outstanding Lessor may not consent to any amendment, modification or waiver to this Lease without the prior consent of the Indenture Trustee and Lessee agrees to provide to the Indenture Trustee a copy of all notices, consents, certificates or other information provided hereunder to Lessor. The Indenture Trustee shall have the right to exercise all rights, privileges and remedies (either in its own name or in the name of Lessor for the use and benefit of the Indenture Trustee) which by the terms of this Lease or by applicable law are permitted or provided to be exercised by Lessor as provided in Section 5.09 of the Indenture. Lessee consents to all of the terms of the Indenture. The parties hereto agree that references to the Indenture Trustee in certain Sections of this Lease but not in others is not intended to and shall not be construed to limit the effect of this Section 20(b). The Lessor may not, without the prior consent of the Lessee, otherwise assign any of its rights under or interest in this Lease except to a successor Owner Trustee or additional trustee referred to in Section 9.01 of the Participation Agreement and Section 9.01 of the Trust Agreement or as otherwise expressly provided herein.

               (c) Benefit and Binding Effect.
                   --------------------------

               The terms and provisions of this Lease shall be binding upon and, subject to the limitations on assignment of rights hereunder, inure to the benefit of the Lessor and the Lessee and their respective successors and permitted assigns. Nothing herein shall be construed as creating rights in any other Person except, to the extent provided herein, the Owner Participant.

               (d) Sublessee's Performance and Rights.
                   ----------------------------------

               Any obligation imposed on the Lessee in this Lease shall require only that the Lessee perform or cause to be performed such obligation, even if stated herein as a direct obligation, and the performance of any such obligation by any sublessee or transferee of the Airframe or any Engine or Part permitted by the terms hereof under a sublease or transfer agreement then in effect shall constitute performance by the Lessee and to the extent of such performance discharge such obligation by the Lessee.

Section 21.    Owner Trustee's Limitation on Liability.
               ---------------------------------------

               Trust Company is entering into this Lease solely as Owner Trustee under the Trust Agreement and not in its individual capacity and neither Trust Company nor any entity acting as successor Owner Trustee or additional Owner Trustee under the Trust Agreement shall be personally liable for, or for any loss in respect of, any of the statements, representations, warranties, agreements or obligations stated to be those of the Lessor hereunder, as to which all interested parties shall look solely to the Trust Estate, except to the extent expressly provided otherwise in any other Operative Agreement, provided, however, that nothing in this Section 21 shall be construed to limit
--------  -------
in scope or substance the liability of Trust Company or any entity acting as successor Owner Trustee or additional Owner Trustee under the Trust Agreement in its individual capacity for the consequences of its own willful misconduct or gross negligence or (in receiving, handling or remitting funds) its simple negligence, or the inaccuracy or breach of its representations, warranties or covenants made in such capacity in any other Operative Agreement.

Section 22.    Certain Agreements of Lessee.
               ----------------------------

               The Lessee will take, or cause to be taken, at the Lessee's cost and expense, such action with respect to the recording, filing, re-recording and re-filing of this Lease, each Lease Supplement, the Trust Agreement, the Indenture, each Indenture Supplement and any financing statements or other instruments as are necessary or requested by the Owner Participant or the Indenture Trustee and appropriate, to maintain, so long as the Indenture or this Lease is in effect, the perfection of the security interest created by the Indenture and any security interest that may be claimed to have been created by this Lease and the ownership interest of the Owner Trustee in the Aircraft, and will furnish to the Owner Trustee, the Indenture Trustee and the Owner Participant timely notice of the necessity of such action, together with such instruments, in execution form, and such other information as may be required to enable them to take such action.

Section 23.    Miscellaneous.
               -------------

               (a) Notices.
                   -------

               Except as otherwise specifically provided herein, all notices, requests, approvals or consents required or permitted by the terms hereof shall be in writing (it being understood that the specification of a writing in certain instances and not in others does not imply an intention that a writing is not required as to the latter). Any notice shall be effective when received. Any notice shall either be mailed, certified or registered mail, return receipt requested with proper first class postage prepaid, or sent in the form of a telecopy or by overnight courier, provided that there is receipt of
                                  --------
such notice the next Business Day from an overnight courier service, or by overnight delivery service or delivered by hand. Any notice shall be directed to the Lessee, the Lessor, the Indenture Trustee or any other party to the Participation Agreement to the respective addresses set forth in Section 12.01 to the Participation Agreement or to such other address or telecopy number as any such party may designate pursuant to Section 12.01 of the Participation Agreement.

               (b) Counterparts.
                   ------------

               This Lease may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall, subject to the next sentence and the legends appearing on the cover and signature page hereof, be an original, but all such counterparts shall together constitute but one and the same instrument. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS THE TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE INDENTURE TRUSTEE ON THE SIGNATURE PAGE THEREOF.

               (c) Amendments.
                   ----------

               Neither this Lease nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the Lessor and the Lessee provided, however, that unless and
                                            --------  -------
until the Indenture has been discharged, except as otherwise provided in the Indenture, no termination, amendment, supplement, waiver or modification of, or waiver by or consent of the Lessor in respect of, any of the provisions of this Lease shall be effective unless the Indenture Trustee shall have joined in such amendment, modification, waiver or consent or shall have given its prior consent thereto.

               (d) Agreement to Lease.
                   ------------------

               It is the intent of the parties to this Lease that for all purposes (including, without limitation, U.S. Federal income tax purposes) this Lease will be a true lease, and that this Lease conveys to the Lessee no right, title or interest in the Aircraft except as a lessee.

               (e) Governing Law.
                   -------------

                   (i) THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS LEASE HAS BEEN DELIVERED IN THE STATE OF NEW YORK.

                   (ii) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY AGREES, ACCEPTS AND SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN THE CITY AND COUNTY OF NEW YORK AND OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN CONNECTION WITH ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTER RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH THIS LEASE.

                   (iii) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS AND AGREES THAT THE SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY MAILING COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT THE ADDRESS SET FORTH PURSUANT TO SECTION 12.01 OF THE PARTICIPATION AGREEMENT. EACH PARTY HERETO AGREES THAT SERVICE UPON IT, OR ANY OF ITS AGENTS, IN EACH CASE IN ACCORDANCE WITH THIS SECTION 23(e)(iii), SHALL CONSTITUTE VALID AND EFFECTIVE PERSONAL SERVICE UPON SUCH PARTY, AND EACH PARTY HERETO HEREBY AGREES THAT THE FAILURE OF ANY OF ITS AGENTS TO GIVE ANY NOTICE OF SUCH SERVICE TO ANY SUCH PARTY SHALL NOT IMPAIR OR AFFECT IN ANY WAY THE VALIDITY OF SUCH SERVICE ON SUCH PARTY OR ANY JUDGMENT RENDERED IN ANY ACTION OR PROCEEDING BASED THEREON.

                   (iv) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY LEGAL ACTION OR PROCEEDING BROUGHT HEREUNDER IN ANY OF THE ABOVE-NAMED COURTS, THAT SUCH ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT VENUE FOR THE ACTION OR PROCEEDING IS IMPROPER OR THAT THIS LEASE OR ANY OTHER OPERATIVE AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS.

                   (v) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN ANY COURT IN ANY JURISDICTION BASED UPON OR ARISING OUT OF OR RELATING TO THIS LEASE.

               (f) Severability.
                   ------------

               Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               (g) Survival.
                   --------

               The representations, warranties, indemnities and covenants set forth herein shall survive the delivery of the Aircraft, the transfer of any interest of Owner Participant in this Lease, the other Operative Agreements, the Trust Estate and the Trust Agreement and the transfer of any interest by any Noteholder of its Equipment Notes.

               (h) Article 2A.
                   ----------

               The Lessor and the Lessee agree that this Lease is a "finance lease" for purposes of Article 2A of, and as defined in Section 2-A-103 of the Uniform Commercial Code. The Lessee agrees that no right or remedy granted solely by reason of Article 2A of the Uniform Commercial Code shall be available to the Lessee as against the Lessor unless expressly provided in this Lease.

               (i) When the provisions of this Lease refer to an amount, if any, set forth opposite a date in Exhibit D in the column with the heading "Deferred Basic Rent Amount" or "Prepaid Basic Rent Amount," as the case may be, such amount shall be equal to Lessor's Cost multiplied by the percentage, if any, set forth opposite such date in Exhibit D under the column with the heading "Deferred Basic Rent Amount" or "Prepaid Basic Rent Amount," as the case may be.

               (j) The Lessor shall be entitled to set off or withhold from any sum or sums expressed in this Lease or any of the other Operative Agreements to be due and payable by the Lessor to the Lessee any amounts due or expressed to be due and payable by the Lessee to the Lessor in this Lease or any of the other Operative Agreements.

                          *            *           *

          IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Lease to be duly executed by their authorized officers as of the day and year first above written.

                              FIRST UNION TRUST COMPANY,
                              NATIONAL ASSOCIATION
                              not in its individual
                              capacity, but solely
                              as Owner Trustee


                              By: /s/ Sterling C. Correia
                                  ----------------------------------------------
                                  Name:   Sterling C. Correia
                                  Title:  Vice President


                              MIDWAY AIRLINES CORPORATION


                              By: /s/ Jonathan. S. Waller
                                  ----------------------------------------------
                                  Name:   Jonathan S. Waller
                                  Title:  Senior Vice President
                                          General Counsel

     THE LESSOR HAS ASSIGNED THIS LEASE AGREEMENT TO THE INDENTURE TRUSTEE AS SECURITY. TO THE EXTENT, IF ANY, THAT THIS LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE AGREEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE ORIGINAL COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE INDENTURE TRUSTEE IMMEDIATELY FOLLOWING THIS LEGEND.

     Receipt of this original counterpart of the foregoing Lease Agreement is hereby acknowledged on this ____ day of __________, 2000.


                         ALLFIRST BANK, as Indenture Trustee



                         By: ____________________________________
                             Name:
                             Title:

                                  APPENDIX A

                             DEFINITIONS [N588ML]


GENERAL PROVISIONS

          The following terms shall have the following meanings for all purposes of the Operative Agreements (as defined below), unless otherwise defined in an Operative Agreement or the context thereof shall otherwise require. In the case of any conflict between the provisions of this Appendix and the provisions of any Operative Agreement, the provisions of such Operative Agreement shall control the construction of such Operative Agreement.

          Unless the context otherwise requires, (i) references to agreements shall be deemed to mean such agreements as amended and supplemented from time to time, and any agreement, instrument or document entered into in substitution or replacement therefor, and (ii) references to parties to agreements shall be deemed to include the successors and permitted assigns of such parties.

          "Additional Insureds" means the Owner Trustee (in its individual and
           -------------------
trust capacities), the Owner Participant, the Indenture Trustee (in its individual and trust capacities) and each Noteholder and each of the respective successors and permitted assigns and respective directors, officers and employees of the foregoing.

          "Aeronautical Authority" means as of any time of determination, the
           ----------------------
FAA or other governmental airworthiness authority having jurisdiction over the Aircraft or the Airframe and Engines or engines attached thereto under the laws of the country in which the Airframe is then registered.

          "Affiliate" means, with respect to any Person, any other Person
           ---------
directly or indirectly controlling 50% or more of any class of voting securities of such Person or otherwise controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" (including "controlled by" and "under common control with") shall mean the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities or by contract or otherwise.

          "After Tax Basis" means a basis such that any payment to be received
           ---------------
or deemed to be received by a Person shall be supplemented by a payment to such Person so that the sum of such payments, after deduction of all Taxes (taking into account any related credits or deductions) resulting from the actual or constructive receipt or accrual of such payments, shall be equal to the payment to be received.

          "Aircraft" means the Airframe together with the two Engines, whether
           --------
or not any of the Engines may at the time of determination be installed on the Airframe or installed on any other airframe or on any other aircraft.

          "Airframe" means (i) the Canadair Regional Jet Model CL-600-2B19
           --------
Series 200ER aircraft (excluding the Engines and any other engines which may from time to time be installed thereon, but including any and all related Parts originally delivered and leased under the Lease, identified by national registration number and manufacturer's serial number in the Lease Supplement executed and delivered on the Delivery Date, so long as a Replacement Airframe shall not have been substituted therefor pursuant to Section 8 of the Lease, and
(ii) a Replacement Airframe, so long as another Replacement Airframe shall not have been substituted therefor pursuant to Section 8 of the Lease.

          "Allfirst" means Allfirst Bank, a Maryland state-chartered commercial
           --------
bank.

          "Applicable Break Amount" means (i) if a purchase of the Equipment
           -----------------------
Notes is effected pursuant to clause (z) of Section 2.12(a) of the Indenture, the Swap Break Amount (as if the Equipment Notes were being prepaid pursuant to Section 2.10 of the Indenture) or (ii) if a purchase of the Equipment Notes is effected pursuant to clause (x) or (y) of Section 2.12(a) of the Indenture, an amount of Swap Break Amount (as if the Equipment Notes were being prepaid pursuant to Section 2.10 of the Indenture) not exceeding the Breakage Percentage of the then outstanding principal amount of the Equipment Notes.

          "Applicable Law" means all applicable laws, statutes, treaties, rules,
           --------------
codes, ordinances, regulations, certificates, orders, interpretations, licenses and permits of any Governmental Authority of competent jurisdiction and judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction.

          "Applicable Margin" has the meaning specified in Exhibit B to the
           -----------------
Lease.

          "Applicable Rate" has the meaning specified in Exhibit B to the Lease.
           ---------------

          "Bankruptcy Code" means Title 11 of the United States Code, as
           ---------------
amended, and any successor thereto.

          "Basic Rent" means the rent payable on Basic Rent Payment Dates
           ----------
throughout the Basic Term for the Aircraft pursuant to Section 3(b) of the Lease and rent payable during any Renewal Term pursuant to Section 13(a) of the Lease.

          "Basic Rent Payment Date" means each date listed under the heading
           -----------------------
"Basic Rent Payment Date" in Exhibit C to the Lease or, during a Renewal Term, such dates as are provided for in Section 13(a) of the Lease.

          "Basic Term" means the period commencing at the beginning of the day
           ----------
on the Delivery Date and ending at the end of the day on the Expiration Date, or such earlier date on which the Lease shall be terminated as provided therein.

          "Beneficial Interest" means the interest of the Owner Participant
           -------------------
under the Trust Agreement.

          "Bills of Sale" means the FAA Bill of Sale and the Warranty Bill of
           -------------
Sale.

          "Breakage Cost" means as at any date of determination, the amount, if
           -------------
any, equal to the sum of LIBOR Break Amount and Swap Break Amount. If such sum is a negative number, the "Breakage Cost" shall be deemed equal to zero.

          "Breakage Percentage" has the meaning specified in Exhibit B to the
           -------------------
Lease.

          "Business Day" means any day other than a Saturday or Sunday or other
           ------------
day on which commercial banks are authorized or required by law to close in New York City, Morrisville, North Carolina (or in the event the Lessee changes the location of its chief executive offices to a location other than Morrisville, North Carolina such other location), Baltimore, Maryland (or in the event the Indenture Trustee administers its corporate business in a location other than Baltimore, Maryland such other location or, if such day relates to the giving of notices in connection with a payment of, or the payment or prepayment of, Basic Rent, Termination Value, EBO Amount, or the principal of, or interest on, the Equipment Notes, London, England), and after the Lien of the Indenture is discharged, Wilmington, Delaware.

          "Certificated Air Carrier" means an "air carrier" within the meaning
           ------------------------
of the Transportation Code and a "citizen of the United States" within the meaning of Section 40102(a)(15) (or any successor provision) of the Transportation Code holding an "air carrier operating certificate" issued under Chapter 447 (or any successor provision) of the Transportation Code for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo, with each such certificate in full force and effect.

          "Citizen of the United States" means a citizen of the United States as
           ----------------------------
defined in ss.40102(a)(15) of the Transportation Code, or any analogous part of any successor or substituted legislation or regulation at the time in effect.

          "Code" means the United States Federal Internal Revenue Code of 1986,
           ----
as amended from time to time, or any similar legislation of the United States enacted to supersede, amend, or supplement such Code (and any reference to a provision of the Code shall refer to any successor provision(s), however designated).

          "Commitment" of a Loan Participant shall have the meaning given such
           ----------
term in Section 2.01(d) of the Participation Agreement; "Commitment" of the
                                                         ----------
Owner Participant shall have the meaning given such term in Section 2.01(c) of the Participation Agreement.

          "CRAF Program" has the meaning specified in Section 5(b)(vii) of the
           ------------
Lease.

          "Default" means any event or condition which, with the lapse of time
           -------
or the giving of notice, or both, would constitute an Event of Default.

          "Deficiency Agreement" has the meaning given to such term in the
           --------------------
recitals of the Participation Agreement.

          "Deficiency Obligor" has the meaning given to such term in the
           ------------------
recitals of the Participation Agreement.

          "Delivery Date" means the date on which the Aircraft is delivered and
           -------------
sold to the Lessor and leased by the Lessor to the Lessee under the Lease, which date shall be the date of the initial Lease Supplement.

          "Dollars", "Dollar" and "$" means the lawful currency of the United
           -------    ------       -
States of America.

          "DOT" means the United States Department of Transportation and any
           ---
agency or instrumentality of the United States Government succeeding to its functions.

          "EBO Date" has the meaning given to such term in Exhibit B to the
           --------
Lease.

          "EBO Amount" has the meaning given to such term in Exhibit B to the
           ----------
Lease.

          "Engine" means (A) each of the two General Electric CF34-3B1 Series
           ------
200 engines originally delivered and leased under the Lease, identified by manufacturer's serial number in the Lease Supplement executed and delivered on the Delivery Date, so long as a Replacement Engine shall not have been substituted therefor pursuant to Section 7(e) of the Lease, and (B) a Replacement Engine, so long as another Replacement Engine shall not have been substituted therefor pursuant to Section 7(e) of the Lease, whether or not such engine or Replacement Engine, as the case may be, is from time to time installed on the Airframe or installed on any other aircraft, and including in each case all Parts incorporated or installed in or attached thereto and any and all related Parts. The term "Engines" means, as of any date of determination, the
                         -------
two engines each of which is an Engine on that date.

          "Engine Manufacturer" means General Electric Company, a New York
           -------------------
corporation.

          "Engine Manufacturer's Consent" means the Engine Manufacturer's
           -----------------------------
Consent and Agreement [N588ML], dated as of September 21, 2000, from the Engine Manufacturer.

          "Engine Warranty Assignment" means the Engine Warranty Assignment
           --------------------------
[N588ML], dated as of September 21, 2000, between Lessee and Owner Trustee.

          "Equipment Notes" means the Equipment Notes issued by the Owner
           ---------------
Trustee pursuant to the Indenture and any equipment note issued in exchange therefor or replacement thereof pursuant to the Indenture, each substantially in the form set forth in Exhibit B to the Indenture.

          "ERISA" means the Employee Retirement Income Security Act of 1974 and
           -----
any regulations and rulings issued thereunder all as amended and in effect from time to time.

          "ERISA Plan" means, individually or collectively, an employee benefit
           ----------
plan, as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA or any applicable regulation thereunder or a plan or individual retirement account which is subject to Section 4975(c) of the Code.

          "Event of Default" has the meaning given to such term in Section 16 of
           ----------------
the Lease.

          "Event of Loss" means any of the following events with respect to the
           -------------
Aircraft, the Airframe or any Engine:

                  (i) any theft, hijacking or disappearance of such property for a period of 30 consecutive days (provided that, so long as Lessee shall be diligently pursuing recovery of such property, such period shall be extended to 60 consecutive days) or more or, if earlier for a period that extends until the end of the Term;

                  (ii) destruction, damage beyond economic repair or rendition of such property permanently unfit for normal use for any reason whatsoever;

                  (iii) any event which results in an insurance settlement with respect to such property on the basis of an actual, constructive or compromised total loss;

                  (iv) with respect to the Airframe only, requisition of use of such property by any foreign government or purported government or any agency or instrumentality thereof (other than the Government), for a period in excess of 180 consecutive days (for countries listed in Exhibit E to the Lease) or 30 consecutive days (for any other country) or such shorter period ending on the expiration of the Term;

                  (v) with respect to the Airframe only, requisition of use of such property by the Government for a period extending beyond the Term;

                  (vi) condemnation, confiscation or seizure of, or requisition of title of such property by any government or purported government or any agency or instrumentality thereof;

                  (vii) as a result of any law, rule, regulation, order or other action by the Aeronautical Authority, the use of the Aircraft for the transportation of passengers or Airframe in the normal course of air transportation shall have been prohibited by virtue of a condition affecting all Canadair Regional Jet Series 200ER aircraft equipped with engines of the same make and model as the Engines for a period of 180 consecutive days (or beyond the end of the Term), unless the Lessee, prior to the expiration of such 180-day period, shall be diligently carrying forward all necessary and desirable steps to permit normal use of the Aircraft and shall within 12 months have conformed at least one Canadair Regional Jet Series 200ER aircraft (but not necessarily the Aircraft) to the requirements of any such law, rule, regulation, order or action, and shall be diligently pursuing conformance of the Aircraft in a non-discriminatory manner provided that, notwithstanding the foregoing, if such normal use of such property subject to the Lease shall be prohibited at the end of the Term, an Event of Loss shall be deemed to have occurred; and

                  (viii) with respect to an Engine only, the requisition or taking of use thereof by any government, or instrumentality or agency thereof and any divestiture of title or ownership deemed to be an Event of Loss with respect to an Engine under Section 5(b)(iii) or 5(b)(vi) of the Lease.

The date of such Event of Loss shall be (aa) the 31st day following loss of such property or its use due to theft or disappearance or the 61st day following such loss if such period shall have been extended (or the end of the Term if earlier); (bb) the date of any destruction, damage beyond economic repair or rendition of such property permanently unfit for normal use; (cc) the date of any insurance settlement on the basis of an actual, constructive or compromised total loss; (dd) the 181st day (for countries listed in Exhibit E to the Lease) or 31st day (for any other country) following requisition of use of such property by a foreign government or other Governmental Authority referred to in clause (iv) above, or the end of the Term if earlier than such 181st or 31st day; (ee) the day of condemnation, confiscation or seizure of, or requisition of title of such property; (ff) the last day of the Term in the case of requisition of use of such property by the Government; and (gg) the last day of the applicable period referred to in clause (vii) above (or if earlier, the end of the Term). An Event of Loss with respect to the Aircraft shall be deemed to have occurred if any Event of Loss occurs with respect to the Airframe.

          "Excluded Payments" means collectively, (i) indemnity, expense,
           -----------------
reimbursement or other payments (including without limitation, Transaction Costs) paid or payable by the Lessee in respect of the Owner Participant, the Owner Trustee in its individual capacity or any of their respective successors, permitted assigns, directors, officers, employees, servants and agents or Affiliates, pursuant to the Participation Agreement or any other Operative Agreement or any indemnity hereafter granted to the Owner Participant or the Owner Trustee in its individual capacity pursuant to the Lease or the Participation Agreement, (ii) proceeds of public liability insurance (or government indemnities in lieu thereof) in respect of the Aircraft payable as a result of insurance claims paid for the benefit of, or losses suffered by, the Owner Trustee or the Indenture Trustee in their respective individual capacities or by the Owner Participant, or their respective successors, permitted assigns or Affiliates, (iii) proceeds of insurance maintained with respect to the Aircraft by the Owner Participant or any Affiliate thereof (whether directly or through the Owner Trustee) in accordance with Section 9(f) of the Lease, (iv) payments by the Lessee in respect of any amounts payable under the Tax Indemnity Agreement, (v) any purchase price paid to the Owner Participant for its interest in the Trust Estate, (vi) any amounts paid or payable pursuant to the Deficiency Agreement or the Residual Agreement,
(vii) any payments in respect of interest to the extent attributable to payments referred to in clauses (i) through (vi) above, (viii) any right to demand, collect or otherwise receive and enforce the payment of any amount described in clauses (i) through (vii) above.

          "Expenses" has the meaning given to such term in Section 7.01(a) of
           --------
the Participation Agreement.

          "Expiration Date" means the date specified as such in the Lease
           ---------------
Supplement executed and delivered on the Delivery Date.

          "FAA Bill of Sale" means (A) the bill of sale for the Airframe on AC
           ----------------
Form 8050-2, or such other form as may be approved by the Aeronautical Authority, executed by the Seller in favor of the Owner Trustee and to be dated the Delivery Date, and (B) a bill of sale for a Replacement Airframe on AC Form 8050-2, or such other form as may be approved by the Aeronautical Authority, executed by the seller thereof in favor of the Owner Trustee.

          "Fair Market Rental Value" or "Fair Market Sales Value" of the
           ------------------------      -----------------------
Airframe or any Engine shall mean the value that would be obtained in an arms'- length transaction between an informed and willing lessee-user or buyer-user (other than a lessee currently in possession or a used equipment dealer) under no compulsion to lease or buy, as the case may be, and an informed and willing lessor or seller, as the case may be, under no compulsion to lease or sell, as the same shall be specified by agreement between the Lessor and the Lessee or, if not agreed to by the Lessor and the Lessee within a period of 15 days after either party requests a determination, then as specified in an appraisal prepared and delivered in New York City mutually agreed to by two recognized independent aircraft appraisers, one of which shall be appointed by the Lessor and the other of which shall be appointed by the Lessee, or, if such appraisers cannot agree on such appraisal, an appraisal arrived at by a third independent recognized appraiser chosen by the mutual consent of the two aircraft appraisers. If either party should fail to appoint an appraiser within 15 days of receiving notice of the appointment of an appraiser by the other party, then such appraisal shall be made by the appraiser appointed by the first party. If the two appraisers cannot agree on such appraisal and fail to appoint a third independent recognized aircraft appraiser within 15 days after the appointment of the second appraiser, then either party may apply to the American Arbitration Association to make such appointment. The appraisal shall be completed within 30 days of the appointment of the last appraiser appointed. In determining Fair Market Rental Value or Fair Market Sales Value by appraisal or otherwise, it will be assumed that the Aircraft, Airframe or Engine is in the condition, location and overhaul status in which it is required to be returned to the Lessor pursuant to Section 12 of the Lease and that the Lessee has removed all Parts which it is entitled to remove pursuant to Section 7 of the Lease and that the Aircraft is not encumbered by the Lease. Except as otherwise expressly provided in the Lease, all appraisal costs will be shared equally by the Lessor and the Lessee; provided that if the Lessee elects not to renew the Lease or purchase the Aircraft following the conclusion of such appraisal, the Lessee shall pay all appraisal costs. Notwithstanding the foregoing, for purposes of Section 17 of the Lease, the "Fair Market Rental Value" or "Fair Market Sales Value" of the Aircraft, the Airframe or any Engine, shall be determined on an "as is, where is" basis and shall take into account customary brokerage and other out-of-pocket fees and expenses which typically would be incurred in connection with a re-lease or sale of the Aircraft, the Airframe or any Engine. Any such determination pursuant to Section 17 of the Lease shall be made by a recognized independent aircraft appraiser selected by Lessor and the costs and expenses associated therewith shall be borne by Lessee, unless Lessor does not obtain possession of the Aircraft, Airframe and Engines pursuant to Section 17 of the Lease, in which case an appraiser shall not be appointed and Fair Market Rental Value and Fair Market Sales Value for purposes of Section 17 of the Lease shall be zero.

          "Fair Market Value Renewal Term" has the meaning given to such term in
           ------------------------------
Section 13(a) of the Lease.

          "Federal Aviation Administration" or "FAA" means the United States
           -------------------------------      ---
Federal Aviation Administration, the Administrator thereof and any agency or instrumentality of the United States government succeeding to their functions.

          "Fixed Renewal Period" has the meaning given to such term in Section
           --------------------
13(a) of the Lease.

          "Fixed Renewal Term" has the meaning given to such term in Section
           ------------------
13(a) of the Lease.

          "Government" means the United States of America or an agency or
           ----------
instrumentality thereof the obligations of which bear the full faith and credit of the United States of America.

          "Governmental Authority" means (a) any federal, state, county,
           ----------------------
provincial, municipal, foreign, international, regional or other governmental or regulatory authority, agency, department, board, body, instrumentality, commission, court or any political subdivision of any of the foregoing, and (b) each person who shall, from time to time, be vested with the control and supervision of, or have jurisdiction over, the registration, airworthiness, operation or other matters relating to aviation including any competent airport authority, air traffic control or navigation authority (including European Organization for the Safety of Air Navigation (Eurocontrol) and the Federal Aviation Administration of the United States of America or any person acting on its behalf).

          "Increased Cost" has the meaning given to such term in Section 2.14 of
           --------------
the Indenture.

          "Indemnitee" means each of Trust Company, in its individual capacity
           ----------
and as Owner Trustee, the Owner Participant, the Indenture Trustee, in its individual capacity and as trustee, each Noteholder and each Affiliate, officer, director, employee, agent and servant of any of the foregoing Persons.

          "Indenture" means the Trust Indenture and Security Agreement
           ---------
[N588ML], dated as of September 21, 2000, between the Owner Trustee and the Indenture Trustee.

          "Indenture Default" means any event or condition which, with the lapse
           -----------------
of time or the giving of notice, or both, would constitute an Indenture Event of Default.

          "Indenture Documents" has the meaning specified in the Granting Clause
           -------------------
of the Indenture.

          "Indenture Estate" means all estate, right, title and interest of the
           ----------------
Indenture Trustee in and to any of the property, rights, interest, and privileges granted to the Indenture Trustee pursuant to the Granting Clause of the Indenture, other than Excluded Payments and any and all other rights of the Owner Trustee or the Owner Participant expressly reserved to or retained by the Owner Trustee or the Owner Participant pursuant to the Indenture.

          "Indenture Event of Default" means each of the events specified in
           --------------------------
Section 4.02 of the Indenture.

          "Indenture Supplement" means (a) the Trust Indenture and Security
           --------------------
Agreement Supplement No. 1, substantially in the form of Exhibit A to the Indenture, which shall describe with particularity the Aircraft included in the property of the Owner Trustee covered by the Indenture by reference to the Lease Supplement, and which creates a first priority security interest in the Aircraft and (b) any other supplement to the Indenture from time to time executed and delivered in accordance with the Indenture.

          "Indenture Trustee" means Allfirst Bank, a Maryland state-chartered
           -----------------
commercial bank, as indenture trustee under the Operative Agreements on behalf of the Noteholders.

          "Indenture Trustee's Liens" means any Lien against, on or with respect
           -------------------------
to the Aircraft, any Engine, the Lessor's Estate or the Indenture Estate or any part thereof resulting from (i) claims against the Indenture Trustee not related to the administration of the Indenture Estate or any transactions pursuant to the Indenture or any document included in the Indenture Estate, (ii) any act or omission of the Indenture Trustee which is not related to the transactions contemplated by the Operative Agreements or is in violation of any of the terms of the Operative Agreements, or (iii) Taxes imposed against the Indenture Trustee in its individual capacity in respect of which the Lessee has not indemnified (and is not obligated to indemnify) the Indenture Trustee in such capacity.

          "Interest Period" means (a) initially, the period commencing on the
           ---------------
Delivery Date and ending on the first Payment Date and (b) thereafter, each successive period commencing on the final day of the preceding Interest Period and ending on the next succeeding Payment Date (or if such date is not a Business Day, the next succeeding Business Day unless, if by virtue of such extension such day would fall in the next succeeding calendar month, then on the next preceding Business Day).

          "Lease" means the Lease Agreement [N588ML], dated as of September 21,
           -----
2000 between the Lessor and the Lessee.

          "Lease Supplement" means any Lease Supplement, substantially in the
           ----------------
form of Exhibit A to the Lease, entered into between the Lessor and the Lessee for the purpose of leasing the Aircraft under and pursuant to the terms of the Lease, including any amendment thereto entered into subsequent to the Delivery Date.

          "Lessee" means Midway Airlines Corporation, a Delaware corporation.
           ------

          "Lessee Documents" means the Operative Agreements to which the Lessee
           ----------------
is a party.

          "Lessor" means First Union Trust Company, National Association, a
           ------
national banking association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement.

          "Lessor's Cost" has the meaning given to such term in Exhibit B of the
           -------------
Lease.

          "Lessor's Estate" means all estate, right, title and interest of the
           ---------------
Owner Trustee in and to the Aircraft, and Engines and the Operative Agreements (other than the Tax Indemnity Agreement) including, without limitation, all amounts of Rent, insurance proceeds and requisition, indemnity or other payments of any kind, but specifically (i) including all items purported to be included in the Indenture Estate and (ii) excluding any Excluded Payments.

          "Lessor's Liens" means Liens against, on or with respect to the
           --------------
Aircraft, any Engine, the Lessor's Estate or the Indenture Estate or any part thereof, title thereto or any interest therein arising as a result of (i) claims against or affecting the Lessor, in its individual capacity or as Owner Trustee, or the Owner Participant, in each case not related to the Operative Agreements or the transactions contemplated thereby, (ii) acts or omissions of the Lessor in its individual capacity or as Owner Trustee, or of the Owner Participant not contemplated or permitted under the terms of the Operative Agreements, (iii) Taxes or Expenses imposed against the Lessor, in its individual capacity or as

Owner Trustee, Owner Participant, Lessor's Estate or the trust created by the Trust Agreement which are not required to be indemnified against by the Lessee pursuant to the Participation Agreement or the Tax Indemnity Agreement, or (iv) claims against the Lessor, in its individual capacity or as Owner Trustee, or the Owner Participant arising from the transfer by the Lessor or the Owner Participant of its interests in the Aircraft or any Engine other than a transfer of the Aircraft or any other portion of the Lessor's Estate pursuant to Section 5(b), 7(b), 7(c), 7(d), 7(e), 8, 12(b), 13(b), 14(a) or 17 of the Lease and
other than a transfer pursuant to the exercise of the remedies set forth in
Section 17 of the Lease or any other transfer pursuant to or required by the Operative Agreements.

     "LIBOR Break Amount" means the amount, if any, required to compensate each
      ------------------
Noteholder for any losses, costs or expenses (but excluding any profit) which it may incur as the result of the prepayment, purchase or acceleration (or the failure to make any such prepayment or purchase on the date irrevocably scheduled therefor) of any Equipment Note held by it on a date other than the last day of the then current Interest Period therefor, including, without limitation, losses, costs or expenses incurred in connection with unwinding or liquidating any deposits or funding or financing arrangement with its funding sources, as reasonably determined by such Noteholder. Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount so prepaid, purchased or accelerated to the last day of such Interest Period (the "Break Period") at the LIBOR Rate therefor
                                       ------------
in excess of (ii) the interest component of the amount the affected Noteholder would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to the Break Period (as reasonably determined by such Noteholder.)

     "LIBOR Rate" means, with respect to any Interest Period, the rate per annum
      ----------
at which Dollar deposits are offered in the London interbank market for a period approximately equal to such Interest Period as such rate is displayed on Telerate Page 3750 at approximately 11:00 a.m., London time (or as soon thereafter as practicable), or if such service no longer displays any such quote, the arithmetic mean (rounded upwards, if necessary, to the nearest 1/16 of 1%) of such rates as displayed on Reuters Page LIBOR at approximately 11:00 a.m., London time (or as soon thereafter as practicable), or if such service no longer displays any such quote, the arithmetic mean (rounded upwards, if necessary, to the nearest 1/16 of 1%) of such rates, as quoted by two reputable dealers selected by the Noteholder, in either case on the date two Business Days (for purposes of this definition, the term "Business Days" shall mean any day other than a Saturday or Sunday or day on which commercial banks are required or authorized to close in New York City and London) prior to the Delivery Date or applicable Payment Date.

     "Lien" means any mortgage, pledge, lien, charge, encumbrance, lease,
      ----
security interest, claim, or other similar interest of any nature whatsoever.

     "Loan Participant" means and includes each registered holder from time to
      ----------------
time of an Equipment Note issued under the Indenture including, so long as it holds any Equipment Note issued under the Indenture, each Loan Participant identified on Schedule II to the Participation Agreement.

     "Majority in Interest of Noteholders" means, as of a particular date of
      -----------------------------------
determination, the holders of more than 50% of the aggregate unpaid principal amount of all Equipment Notes Outstanding as of such date (excluding any Equipment Notes held by Owner Trustee, Lessee or the Owner Participant or any Affiliate of any such party or any interests of Owner Trustee or the Owner Participant therein by reason of subrogation pursuant to Section 2.12 of the Indenture (unless all Equipment Notes Outstanding shall be held by Owner Trustee, Lessee, the Owner Participant or any Affiliate thereof)).

     "Manufacturer" means Bombardier, Inc., a Canadian corporation.
      ------------

     "Material Adverse Change" means, with respect to any Person, any event,
      -----------------------
condition or circumstance that materially and adversely affects such Person's business or consolidated financial condition.

     "Minimum Liability Amount" has the meaning given to such term in Exhibit B
      ------------------------
to the Lease.

     "Moody's" means Moody's Investors Service, Inc.
      -------

     "Net Economic Return" means the Owner Participant's nominal after-tax book
      -------------------
yield (utilizing the multiple investment sinking fund method of analysis), aggregate net after-tax cash and periodic FASB 13 earnings (plus or minus 5%), computed on the basis of the same methodology, constraints and assumptions as were utilized by the initial Owner Participant in determining Basic Rent percentages and Termination Value percentages as of the Delivery Date; provided,
                                                                       --------
that, if the initial Owner Participant shall have transferred its interest, Net Economic Return shall be calculated as if the initial Owner Participant had retained its interest; provided, further, that, notwithstanding the preceding
                       --------  -------
proviso, solely for purposes of Article 13 of the Participation Agreement and calculating any adjustments to Basic Rent percentages and Termination Values percentages in connection with a refinancing pursuant to such Article 13 at a time when the Owner Participant is a transferee (other than an Affiliate of the initial Owner Participant), the after-tax yield (but not the after-tax cash) component of Net Economic Return shall be calculated on the basis of the methodology and assumptions utilized by the transferee Owner Participant as of the date on which it acquired its interest.

     "Non-U.S. Person" means any Person other than a U.S. Person.
      ---------------

     "Noteholder" means and includes each Loan Participant and each subsequent
      ----------
registered holder from time to time of an Equipment Note issued under the Indenture for so long as such Loan Participant or such subsequent holder shall hold such Equipment Note.

     "Officer's Certificate" means as to any company a certificate signed by a
      ---------------------
Responsible Officer of such company.

     "Operative Agreements" means the Participation Agreement, the Trust
      --------------------
Agreement, the Deficiency Agreement, the Residual Agreement, the Return Condition Agreement, the FAA Bill of Sale, the Warranty Bill of Sale, the Purchase Agreement, the Purchase Agreement Assignment, the Engine Warranty Assignment, the PAA Consent, the Engine Manufacturer's Consent, the Lease, each Lease Supplement, any Owner Participant Guaranty, the Equipment Notes outstanding at the time of reference, the Indenture, each Indenture Supplement and the Tax Indemnity Agreement.

     "Opinion of Counsel" means when delivered pursuant to the Indenture, a
      ------------------
written opinion of legal counsel, who in the case of counsel (a) for the Lessee may be (i) an attorney employed by the Lessee who is generally empowered to deliver such written opinions, (ii) Fulbright & Jaworski L.L.P., or (iii) other counsel designated by the Lessee and reasonably satisfactory to the Indenture Trustee, and (b) for the Owner Trustee or the Indenture Trustee, an attorney selected by such Person and reasonably satisfactory to the Lessee and, in the case of the Owner Trustee, reasonably satisfactory to the Indenture Trustee.

     "Outstanding" means, when used with respect to Equipment Notes, as of the
      -----------
date of determination, all Equipment Notes theretofore executed and delivered under the Indenture, with the exception of the following:

          (i) Equipment Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation pursuant to the Indenture or otherwise; and

          (ii) Equipment Notes in exchange for or in lieu of which other Equipment Notes have been executed and delivered pursuant to Article II of the Indenture.

     "Owner Participant" means General Electric Capital Corporation, a New York
      -----------------
corporation and its successors and permitted transferees and assigns.

     "Owner Participant Guarantor" means the provider of an Owner Participant
      ---------------------------
Guaranty.

     "Owner Participant Guaranty" means any guaranty delivered or to be
      --------------------------
delivered to support the obligations of the Owner Participant under the Operative Agreements in connection with the transfer by the Owner Participant of the Beneficial Interest.

     "Owner Trustee" means Trust Company, not in its individual capacity except
      -------------
as otherwise expressly stated, but solely as trustee under the Trust Agreement, and its successors and permitted assigns.

     "PAA Consent" means the Aircraft Manufacturer's Consent and Agreement
      -----------
[N588ML], dated as of September 21, 2000, from the Manufacturer.

     "Participants" means, collectively, the Owner Participant and the Loan
      ------------
Participants; "Participant" means, individually, one of the Participants.

     "Participation Agreement" means the Participation Agreement [N588ML], dated
      -----------------------
as of September 21, 2000, among the Lessee, the Owner Trustee not in its individual capacity except as otherwise expressly provided therein, but solely as owner trustee, the Owner Participant, the Indenture Trustee and the Loan Participants.

     "Parts" means any and all appliances, parts, instruments, components,
      -----
appurtenances, accessories, furnishings, seats, and other equipment of whatever nature (other than complete Engines or engines and temporary replacement parts as provided in Section 8 of the Lease and cargo containers) which may from time to time be incorporated or installed in or attached to any Airframe or any Engine, or removed therefrom so long as title to such item remains vested in Lessor under the terms of Section 7 of the Lease, exclusive of any passenger convenience items leased by the Lessee from third parties and not required in the navigation of the Aircraft.

     "Past Due Rate" means (i) in respect of any principal of or interest on any
      -------------
Equipment Note or any other amount under the Indenture or any Equipment Note or any amount payable to the Noteholders or the Indenture Trustee under any other Operative Agreement, including, without limitation, any Supplemental Rent or any amount of Basic Rent or Termination Value payable on account of principal of or interest on the Equipment Notes that is not paid when due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum equal to 2% over the higher of (x) the LIBOR Rate plus the Applicable Margin and (y) the Applicable Rate and (ii) in respect of any other payment or amount, a rate per annum equal to 2% plus the Applicable Rate or, if the Equipment Notes have been paid in full, a rate per annum equal to the TV Rate identified in Exhibit B to the Lease.

     "Payment Date" means each March 22 and September 22, commencing on March
      ------------
22, 2001.

     "Permitted Air Carrier" means (a) any Section 1110 Person and (b) any
      ---------------------
foreign air carrier that is principally based in any foreign country listed on Exhibit E to the Lease, except those that do not maintain normal diplomatic relations with the United States.

     "Permitted Investments" means (a) direct obligations of the United States
      ---------------------
of America or any agency or instrumentality thereof, (b) obligations fully guaranteed by the United States of America or any agency or instrumentality thereof, (c) any mutual fund the portfolio of which is limited to obligations of the type described in clauses (a) and (b), including any proprietary mutual fund of Allfirst Bank for which such bank or an affiliate is investment advisor or to which such bank provides other services and receives reasonable compensation for such services, (d) certificates of deposit issued by, or bankers' acceptances of, or time deposits or a deposit account with, any bank, trust company, or national banking association incorporated or doing business under the laws of the United States of America or one of the states thereof, having a combined capital and surplus of at least $100,000,000 and having a rating of "A" or better from the Keefe Bank Watch Service, (e) commercial paper issued by companies in the United States which directly issue their own commercial paper and which are doing business under the laws of the United States of America or one of the states thereof and in each case having a rating assigned to such commercial paper by a nationally recognized rating organization in the United States of America equal to the highest rating assigned by such organization, or (f) obligations of the type described in clause (a), (b), (d), or (e) above, purchased from any bank, trust company, or banking association referred to in clause (d) above pursuant to repurchase agreements obligating such bank, trust company, or banking association to repurchase any such obligation not later than 30 days after the purchase of any such obligation. Unless otherwise specified in writing by the Owner Trustee, all such Permitted Investments shall mature not later than 30 days from the date of purchase.

     "Permitted Lien" has the meaning given to such term in Section 10 of the
      --------------
Lease.

     "Permitted Sublessee" means (a) any Permitted Air Carrier, (b) any airframe
      -------------------
or engine manufacturer, or Affiliate of such a manufacturer, who is domiciled in the United States of America or a country listed on Exhibit E to the Lease or
(c) the United States of America or any instrumentality or agency thereof.

     "Person" means any individual, sole proprietorship, partnership, joint
      ------
venture, joint stock company, trust, unincorporated organization, association, corporation, institution, entity or government (federal, state, local, foreign or any agency, instrumentality, division or body thereof) or other entity of whatever nature.

     "Purchase Agreement" means Bombardier Regional Aircraft Division Purchase
      ------------------
Agreement No. PA-0393 dated September 17, 1997, as amended, between the Lessee and the Manufacturer (including all exhibits thereto, together with all letter agreements entered into that by their terms constitute part of such Purchase Agreement).

     "Purchase Agreement Assignment" means the Purchase Agreement Assignment
      -----------------------------
[N588ML], dated as of September 21, 2000, between Lessee and Owner Trustee.

     "Purchase Price" means an amount equal to Lessor's Cost.
      --------------

     "Reasonable Basis" means that a realistic possibility of success, within
      ----------------
the meaning of ABA Formal Opinion No. 85-352, exists for pursuing such contest.

     "Recovery Period" means "Tax Attribute Period" as defined in the Tax
      ---------------
Indemnity Agreement.

     "Refinancing" has the meaning given to such term in Section 13.01 of the
      -----------
Participation Agreement.

     "Register" has the meaning given to such term in Section 2.07 of the
      --------
Indenture.

     "Registrar" has the meaning given to such term in Section 2.07 of the
      ---------
Indenture.

     "Regulation D" means Regulation D of the Board of Governors of the Federal
      ------------
Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

     "Regulatory Change" means, with respect to any Noteholder, any change that
      -----------------
occurs after the date of the Indenture in Federal, state or foreign law or regulations (including Regulation D) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks or financial institutions including such Noteholder of or under any Federal, state or foreign law or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

     "Related Tax Indemnitee" means any Affiliate of any Tax Indemnitee.
      ----------------------

     "Renewal Term" has the meaning given to such term in Section 13(a) of the
      ------------
Lease.

     "Rent" means Basic Rent and Supplemental Rent, collectively.
      ----

     "Rent Payment Date" means each Payment Date during the Term.
      -----------------

     "Replacement Aircraft" means any Aircraft of which a Replacement Airframe
      --------------------
is part.

     "Replacement Airframe" means a Canadair Regional Jet Series 200ER series
      --------------------
aircraft or a comparable or improved model of such aircraft of the Manufacturer (except Engines or engines from time to time installed thereon) which shall have become subject to the Lease pursuant to Section 8 thereof.

     "Replacement Closing Date" has the meaning given such term in Section 8(d)
      ------------------------
of the Lease.

     "Replacement Engine" means a General Electric CF34-3B1 Series 200 engine
      ------------------
(or engine of the same manufacturer of a comparable or an improved model and suitable for installation and use on the Airframe), which has a value, utility and remaining useful life at least equal to, and which is in good operating condition as, the Engine to be replaced thereby (assuming that such Engine being replaced was in the condition required to be maintained in accordance with the Lease), and which shall have become subject to the Lease pursuant to Section 7(e) thereof.

     "Residual Agreement" has the meaning given to such term in the recitals of
      ------------------
the Participation Agreement.

     "Reserve Requirement" means, for any Equipment Note, the average maximum
      -------------------
rate at which reserves (including, without limitation, any marginal, supplemental or emergency reserves) are required to be maintained during the Interest Period in respect of such Equipment Note under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion dollars against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement includes any other reserves required to be maintained by such member banks by reason of any Regulatory Change with respect to (i) any category of liabilities that includes deposits by reference to which the LIBOR Rate is to be determined or (ii) any category of extensions of credit or other assets that includes the Equipment Notes.

     "Responsible Officer" means, with respect to the Owner Trustee or the
      -------------------
Indenture Trustee, any officer in its Corporate Trust Administration, as the case may be, designated by such Person to perform obligations under the Operative Agreements, and with respect to any other party, any corporate officer of a party who, in the normal performance of his or her operational responsibilities, with respect to the subject matter of any covenant, agreement or obligation of such party pursuant to any Operative Agreement, would have responsibility for and knowledge of such matter and the requirements of any Operative Agreement with respect thereto.

     "Return Condition Agreement" means the Return Condition Agreement [N588ML],
      --------------------------
dated as of September 21, 2000, between the Manufacturer and the Lessee.

     "S&P" means Standard & Poor's Ratings Group.
      ---

     "SEC" means the Securities and Exchange Commission of the United States and
      ---
any successor agencies or authorities.

     "Section 1110" means 11 U.S.C. (S). 1110 or any successor or analogous
      ------------
section of the federal bankruptcy law in effect from time to time.

     "Section 1110 Person" means a Citizen of the United States who is an air
      -------------------
carrier holding a valid air carrier operating certificate issued pursuant to 49 U.S.C. ch. 447 for aircraft capable of carrying 10 or more individuals.

     "Secured Obligations" has the meaning specified in the Granting Clause of
      -------------------
the Indenture.

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Seller" has the meaning given to such term in Exhibit B to the Lease.
      ------

     "Specified Default" means (a) an event or condition described in Section
      -----------------
16(a), (f), (g) or (h) of the Lease that, after the giving of notice or lapse of time, or both, would become an Event of Default, or (b) any Event of Default.

     "Specified Investments" means (a) direct obligations of the United States
      ---------------------
of America or obligations fully guaranteed by the United States of America; (b) any mutual fund the portfolio of which is limited to obligations of the type described in clause (a), including any proprietary mutual fund of The First National Bank of Maryland for which such bank or an affiliate is investment advisor or to which such bank provides other services and receives reasonable compensation for such services; (c) commercial paper rated A-1/P-1 by S&P and Moody's, respectively or, if such ratings are unavailable, rated by any nationally recognized rating organization in the United States equal to the highest rating assigned by such rating organization; (d) investments in negotiable certificates of deposit, time deposits, banker's acceptances, commercial paper or other direct obligations of, or obligations guaranteed by, commercial banks organized under the laws of the United States or of any political subdivision thereof (or any U.S. branch of a foreign bank) with issuer ratings of at least B/C by Thomson Bankwatch, having maturities no later than 90 days following the date of such investment; (e) overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers; or (f) overnight repurchase agreements with respect to the securities described in clause (a) above entered into with an office of a bank or trust company which is located in the United States of America or any bank or trust company which is organized under the laws of the United States or any state thereof and has capital, surplus and undivided profits aggregating at least $500 million.

     "Specified Lease" means, at any time of determination, any lease under
      ---------------
which an aircraft is leased to the Lessee, if the Owner Participant or an Affiliate of the Owner Participant, or a trustee for the benefit of the Owner Participant or an Affiliate of the Owner Participant, shall be the lessor under such lease.

     "Sublease" means any sublease agreement between the Lessee and a Permitted
      --------
Sublessee as permitted by Section 5(b) of the Lease.

     "Supplemental Rent" means (a) all amounts, liabilities, indemnities and
      -----------------
obligations which the Lessee assumes or agrees to perform or pay under the Lease or under the Participation Agreement or Tax Indemnity Agreement or any other Operative Agreement to the Lessor, the Owner Participant, the Indenture Trustee, any Noteholder or others, including payments of Termination Value, EBO Amount, and amounts calculated by reference to Termination Value, any amounts of Breakage Cost payable under the Indenture to the extent provided in Section 3(c) or Section 14 of the Lease, all other amounts payable under Section 3(c) of the Lease, and all amounts required to be paid by Lessee under the agreements, covenants, and indemnities contained in the Lease or in the Participation Agreement or the Tax Indemnity Agreement or any other Operative Agreement, but excluding Basic Rent, and (b) all amounts that the Owner Trustee is obligated to pay in accordance with Section 2.14 of the Indenture.

     "Swap Break Amount" means, as of any date on which Breakage Cost may be
      -----------------
payable under the Operative Agreements and for any Noteholder, the amount (calculated in accordance with standard market practice) that such Noteholder is required to pay (either directly or through any swap agent) to settle-out or otherwise unwind the Swap Transaction (such amount to be expressed as a positive number) or the amount (calculated in accordance with standard market practice) that such Noteholder receives (either directly or through any swap agent) to settle-out or otherwise unwind the Swap Transaction (such amount to be expressed as a negative number).

     "Swap Breakage Gain" means, as to any Noteholder, the value of the Swap
      ------------------
Break Amount for such Noteholder if the Swap Break Amount is a negative number.

     "Swap Breakage Loss" means, as to any Noteholder, the value of the Swap
      ------------------
Break Amount for such Noteholder if the Swap Break Amount is a positive number.

     "Swap Transaction" means, for any Noteholder, the interest rate swap or
      ----------------
other interest rate hedging transaction, if any, entered into by such Noteholder pursuant to which it hedged the fixed interest rate payments payable under the Equipment Notes, as such transaction may be modified, supplemented or replaced.

     "Tax" or "Taxes" has the meaning set forth in Section 6.01(a) of the
      ---      -----
Participation Agreement.

     "Tax Indemnitee" means each of Trust Company, individually and as Owner
      --------------
Trustee, the Noteholders, the Owner Participant and any Affiliate thereof and the Indenture Trustee.

     "Tax Indemnity Agreement" means the Tax Indemnity Agreement [N588ML],
      -----------------------
dated as of September 21, 2000 between the Lessee and the Owner Participant.

     "Term" has the meaning given to such term in Section 3(a) of the Lease.
      ----

     "Termination Date" means each date listed in the column entitled
      ----------------
"Termination Date" in Exhibit D to the Lease or, during a Renewal Term or otherwise during any period following the last day of the Term, the second day of each month.

     "Termination Value" means (a) as of any Termination Date during the Basic
      -----------------
Term, the amount determined as set forth in Exhibit D to the Lease for that Termination Date, and (b) during any Renewal Term, the amount for the date involved, determined in accordance with Section 13(a) of the Lease, in either case adjusted as required by Section 3(d) of the Lease.

     "Transaction Costs" means those costs and expenses set forth in Section
      -----------------
8.01(a) of the Participation Agreement.

     "Transportation Code" means Title 49 of the United States Code, subtitle
      -------------------
VII, as amended and in effect on the date of the Lease or as subsequently amended, or any successor or substituted legislation at the time in effect and applicable, and the regulations promulgated pursuant thereto.

     "Trust Agreement" means the Trust Agreement [N588ML], dated as of September
      ---------------
21, 2000, between the Owner Participant and Trust Company.

     "Trust Company" means First Union Trust Company, National Association, a
      -------------
national banking association.

     "Trust Estate" means the Lessor's Estate.
      ------------

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.
      -------------------

     "Uniform Commercial Code" means the Uniform Commercial Code as in effect
      -----------------------
from time to time in any relevant jurisdiction.

     "United States", "U.S." or "US" means the United States of America.
      -------------    ----      --

     "U.S. Person" means a Person described in (S). 7701(a)(30) of the Code.
      -----------

     "Warranty Bill of Sale" means (A) the full warranty bill of sale covering
      ---------------------
the Aircraft (and specifically referring to each Engine) executed by the Seller in favor of the Owner Trustee and to be dated the Delivery Date, and (B) a full warranty bill of sale covering a Replacement Aircraft (and specifically referring to each Replacement Engine) or a Replacement Engine executed by the seller thereof in favor of the Owner Trustee.

                                                                       Exhibit A
                                                              to Lease Agreement


                         LEASE SUPPLEMENT NO. 1 N588ML
                         -----------------------------

          THIS LEASE SUPPLEMENT NO. 1 N588ML dated September 22, 2000, between FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee, except as otherwise provided herein, the Lessor, and MIDWAY AIRLINES CORPORATION, a Delaware corporation, the Lessee;

                             W I T N E S S E T H :

          WHEREAS, the Lessor and the Lessee have heretofore entered into that certain Lease Agreement N588ML, dated as of September 21, 2000 (the "Lease", the terms defined therein being herein used with the same meaning), which Lease provides, among other things, for the execution and delivery of Lease Supplements in substantially the form hereof for the purpose of leasing a specific Aircraft under the Lease when delivered by the Lessor to the Lessee in accordance with the terms thereof;

          WHEREAS, the Lease, a counterpart of which is attached hereto and made a part hereof, relates to the Aircraft and Engines described in Schedule I hereto and this Lease Supplement, together with such attachment, is being filed for recordation on the date hereof with the FAA as one document;

          NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, and pursuant to Section 2 of the Lease, the Lessor and the Lessee hereby agree as follows:

          1. The Lessor hereby delivers and leases to the Lessee, and the Lessee hereby accepts and leases from the Lessor, under the Lease as herein supplemented, the Aircraft, described in Schedule I hereto.

          2. The Delivery Date is the date of this Lease Supplement set forth in the opening paragraph hereof.

          3. The Basic Term shall commence on the Delivery Date and continue through March 22, 2017 (the "Expiration Date"), unless terminated earlier as provided in the Lease.

          4. Lessee hereby confirms to Lessor that Lessee has duly and irrevocably accepted the Aircraft under and for all purposes hereof, of the Lease and of the other Lessee Documents.

          5. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

          6. This Lease Supplement may be executed by the parties hereto in separate counterparts and all such counterparts shall together constitute but one and the same instrument. To the extent, if any, that this Lease Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Supplement or the Lease may be created through the transfer or possession of any counterpart other than the original counterpart of each thereof containing the receipt therefor executed by the Indenture Trustee on the signature page of each thereof.

          7. THIS LEASE SUPPLEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

          IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Lease Supplement to be duly executed by their authorized officers as of the day and year first above written.

                                            FIRST UNION TRUST COMPANY,
                                            NATIONAL ASSOCIATION,
                                            not in its individual
                                            capacity, but solely as
                                            Owner Trustee

                                            By:
                                                -------------------------------
                                            Name:
                                            Title:


                                            MIDWAY AIRLINES CORPORATION


                                            By:
                                                -------------------------------
                                            Name:
                                            Title:

          THE LESSOR HAS ASSIGNED THIS LEASE SUPPLEMENT TO THE INDENTURE TRUSTEE AS SECURITY. TO THE EXTENT, IF ANY, THAT THIS LEASE SUPPLEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE SUPPLEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE ORIGINAL COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE INDENTURE TRUSTEE IMMEDIATELY FOLLOWING THIS LEGEND.

          Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged on this _____ day of __________, 2000.


                                             ALLFIRST BANK, as Indenture Trustee

                                             By: _______________________________
                                               Name:
                                               Title:

                                                                      SCHEDULE I
                                                                    TO EXHIBIT A

                      DESCRIPTION OF AIRFRAME AND ENGINES

                                   AIRFRAME

                  Manufacturer's       FAA Registration       Manufacturer's
Manufacturer           Model                   No.               Serial No.
------------      --------------       ----------------       --------------
Bombardier Inc.     CL-600-2B19             N588ML                 7368








                                    ENGINES

                                 Manufacturer's            Manufacturer's
Manufacturer                         Model                   Serial Nos.
------------                     --------------            --------------
General Electric Company            CF34-3B1                GE-E-872649
                                                            GE-E-872650



          Each Engine is of 750 or more "rated take-off horsepower" or the equivalent of such horsepower.

                                                                      SCHEDULE I
                                                                    TO EXHIBIT A

                      DESCRIPTION OF AIRFRAME AND ENGINES
                      -----------------------------------

                                                                       Exhibit B


                         Certain Economic Information
                         ----------------------------

"EBO Amount" shall mean $   *  .
 ----------               -----

"EBO Date" shall mean   *  .
 --------             -----

"Lessor's Cost" shall mean $   *  .
 -------------               -----

"Minimum Liability Amount" shall mean $*.
 ------------------------

"Transaction Costs" shall mean   *  % of Lessor's Cost.
 -----------------------------           -----

"Seller" shall mean Bombardier Capital Inc.
 ------

"Estimated Value" shall mean $   *  .
 ---------------               -----

"Compounded Discounted Rate" shall mean * % per annum.
 --------------------------

"TV Rate" shall mean a rate equal to the rate per annum  announced  from time to
 -------
time by Citibank, N.A. as * per annum.

"Renewal Rental Rate" shall mean $  *   per annum.
 -------------------              -----

"Applicable Rate" shall mean $  *  % per annum.
 ---------------              -----

"Applicable Margin" shall mean   *  % per annum.
 -----------------             -----

"Breakage Percentage" shall mean   *  %
 -------------------             -----




________________
* Indicates information deleted for confidentiality purposes.

                                                                       Exhibit B

                         Certain Economic Information
                         ----------------------------

                                       *







_____________________
* Indicates information deleted for confidentiality purposes.

                                                                     Exhibit C-1

                          Basic Rent Payment Schedule
                          ---------------------------

                                       *










------------------------------------

* Indicates information deleted for confidentiality purposes.

                                                                     Exhibit C-2

                        Basic Rent Allocation Schedule
                        ------------------------------

                                       *









------------------------------------
* Indicates information deleted for confidentiality purposes.

                                                                       Exhibit D

                              Termination Values
                              ------------------

                                       *













------------------------------------
* Indicates information deleted for confidentiality purposes.

                                                                       Exhibit E

       List of Countries - Permitted for Re-Registration and Subleasing
       ----------------------------------------------------------------

Australia                  Italy
Austria                    Japan
Belgium                    Luxembourg
Canada                     Netherlands
Denmark                    New Zealand
Finland                    Norway
France                     Portugal
Germany                    Sweden
Iceland                    Switzerland
Ireland                    United Kingdom

                                                                       Exhibit F

                               RETURN CONDITIONS
                               -----------------

                                       *












------------------------------------
* Indicates information deleted for confidentiality purposes.

                                                                       Exhibit G
                             SPECIAL EQUITY AMOUNT
                             ---------------------

                                       *










------------------------------------
* Indicates information deleted for confidentiality purposes.